DODIE KENT
                                                                  Vice President
                                                   and Associate General Counsel
[AXA EQUITABLE LOGO]                                              (212) 314-3970
                                                             Fax: (212) 707-1791

VIA EDGAR

                                                              September 15, 2008

Securities and Exchange Commission
100 F Street, N.E.
Washington, D.C. 20549

     Re:  AXA Equitable Life Insurance Company
          Separate Account FP
          File Nos. 333-103202 and 811-04335
          CIK 0000771726

                               FILING PURSUANT TO
                               RULE 497(c) OF THE
                             SECURITIES ACT OF 1933

Ladies and Gentlemen:

     Transmitted for filing pursuant to paragraph (c) of Rule 497 under the Securities Act of 1933, as amended, is an EDGARized version of the prospectus and statement of additional information, each dated October 6, 2008.


                                        Very truly yours,

                                        /s/ Dodie Kent
                                        ------------------------
                                            Dodie Kent


                      AXA EQUITABLE LIFE INSURANCE COMPANY
             1290 AVENUE OF THE AMERICAS, NEW YORK, NEW YORK 10104

Survivorship Incentive Life(R) Legacy

A flexible premium "second to die" variable life insurance policy issued by AXA Equitable Life Insurance Company with variable investment options offered under AXA Equitable's Separate Account FP.

Please read this prospectus and keep it for future reference. It contains important information that you should know before purchasing, or taking any other action under a policy. Also, you should read the prospectuses for each Trust, which contain important information about the Portfolios.

PROSPECTUS DATED OCTOBER 6, 2008

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This prospectus describes many aspects of a Survivorship Incentive Life(R)
Legacy policy, an individual flexible premium "second to die" variable life insurance policy, but is not itself a policy. The policy is the actual contract that determines your benefits and obligations under Survivorship Incentive Life(R) Legacy. This prospectus provides a description of all material provisions of the policy. To make this prospectus easier to read, we sometimes use different words than the policy. AXA Equitable or your financial professional can provide any further explanation about your policy.

Although this prospectus is primarily designed for potential purchasers of the policy, you may have previously purchased a policy and be receiving this prospectus as a current policy owner. If you are a current policy owner, you should note that the options, features and charges of the policy may have varied over time. For more information about the particular options, features and charges applicable to you, please contact your financial professional and/or refer to your policy. For information about income, estate and gift taxes in connection with life insurance contracts as well as possible estate and gift tax consequences associated with the death benefits, please see the Tax information section later in this prospectus, including the information under "Estate, gift, and generation-skipping taxes".

WHAT IS SURVIVORSHIP INCENTIVE LIFE(R) LEGACY

Survivorship Incentive Life(R) Legacy is issued by AXA Equitable. It provides life insurance coverage, plus the opportunity for you to earn a return in our guaranteed interest option and/or one or more of the following variable investment options:


--------------------------------------------------------------------------------
 Variable investment options
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o AXA Aggressive Allocation(1)           o EQ/Large Cap Growth PLUS
o AXA Conservative Allocation(1)         o EQ/Legg Mason Value Equity
o AXA Conservative-Plus Allocation(1)    o EQ/Long Term Bond
o AXA Moderate Allocation(1)             o EQ/Lord Abbett Growth and Income
o AXA Moderate-Plus Allocation(1)        o EQ/Lord Abbett Large Cap Core
o EQ/AllianceBernstein Common Stock      o EQ/Lord Abbett Mid Cap Value
o EQ/AllianceBernstein Intermediate      o EQ/Marsico Focus
    Government Securities                o EQ/Mid Cap Value PLUS
o EQ/AllianceBernstein International     o EQ/Money Market
o EQ/AllianceBernstein Large Cap Growth  o EQ/Montag & Caldwell Growth
o EQ/AllianceBernstein Quality Bond      o EQ/PIMCO Real Return
o EQ/AllianceBernstein Small Cap Growth  o EQ/Short Duration Bond
o EQ/AllianceBernstein Value             o EQ/Small Company Index
o EQ/Ariel Appreciation II               o EQ/T. Rowe Price Growth Stock
o EQ/AXA Rosenberg Value Long/Short      o EQ/UBS Growth and Income
    Equity                               o EQ/Van Kampen Comstock
o EQ/BlackRock Basic Value Equity        o EQ/Van Kampen Emerging Markets Equity
o EQ/BlackRock International Value       o EQ/Van Kampen Mid Cap Growth
o EQ/Boston Advisors Equity Income       o EQ/Van Kampen Real Estate
o EQ/Calvert Socially Responsible        o Multimanager Aggressive Equity
o EQ/Capital Guardian Growth             o Multimanager Core Bond
o EQ/Capital Guardian Research           o Multimanager Health Care
o EQ/Caywood-Scholl High Yield Bond      o Multimanager High Yield
o EQ/Equity 500 Index                    o Multimanager International Equity
o EQ/Evergreen International Bond        o Multimanager Large Cap Core Equity
o EQ/Evergreen Omega                     o Multimanager Large Cap Growth
o EQ/FI Mid Cap                          o Multimanager Large Cap Value
o EQ/GAMCO Mergers and Acquisitions      o Multimanager Mid Cap Growth
o EQ/GAMCO Small Company Value           o Multimanager Mid Cap Value
o EQ/International Core PLUS             o Multimanager Small Cap Growth
o EQ/International Growth                o Multimanager Small Cap Value
o EQ/JPMorgan Core Bond                  o Multimanager Technology
o EQ/JPMorgan Value Opportunities
o EQ/Large Cap Core PLUS
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(1) Also referred to as an "AXA Allocation investment option" in this prospectus.

Amounts that you allocate under your policy to any of the variable investment options are invested in a corresponding "Portfolio" that is part of AXA Premier VIP Trust or EQ Advisors Trust (the "Trusts"), which are mutual funds. Your investment results in a variable investment option will depend on those of the related Portfolio. Any gains will generally be tax deferred, and the life insurance benefits we pay if the policy's surviving insured person dies while the policy is in effect will generally be income tax free.

OTHER CHOICES YOU HAVE. You have considerable flexibility to tailor the policy to meet your needs. For example, subject to our rules, you can (1) choose when and how much you contribute (as "premiums") to your policy, (2) pay certain premium amounts to guarantee that your insurance coverage will continue at least a certain number of policy years, regardless of investment performance,
(3) borrow or withdraw amounts you have accumulated, (4) decrease the amount of insurance coverage, (5) choose between two life insurance benefit options, (6) elect to receive an insurance benefit if the surviving insured person becomes terminally ill, and (7) obtain certain optional benefits that we offer by "riders" to your policy.

OTHER AXA EQUITABLE POLICIES. We offer a variety of fixed and variable life insurance policies which offer policy features, including investment options, that are different from those offered by this prospectus. Not every policy or feature is offered through your financial professional. Replacing existing insurance with Survivorship Incentive Life(R) Legacy or another policy may not be to your advantage. You can contact us to find out more about any other AXA Equitable insurance policy.

The Securities and Exchange Commission ("SEC") has not approved or disapproved these securities or determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense. The policies are not insured by the FDIC or any other agency. They are not deposits or other obligations of any bank and are not bank guaranteed. They are subject to investment risks and possible loss of principal.

                                                                 X02118/AA & ADL

Contents of this prospectus
--------------------------------------------------------------------

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1. RISK/BENEFIT SUMMARY: POLICY FEATURES, BENEFITS
   AND RISKS                                                                 1
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How you can pay for and contribute to your policy                            1
The minimum amount of premiums you must pay                                  1
You can guarantee that your policy will not terminate
     before a certain date                                                   2
You can elect a "paid up" death benefit guarantee                            2
Investment options within your policy                                        3
About your life insurance benefit                                            3
Alternative higher death benefit in certain cases                            4
You can decrease your insurance coverage                                     5
If one insured person dies                                                   5
Accessing your money                                                         5
Risks of investing in a policy                                               5

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2. RISK/BENEFIT SUMMARY: CHARGES AND EXPENSES YOU
   WILL PAY                                                                  6
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Tables of policy charges                                                     6
How we allocate charges among your investment options                       11
Changes in charges                                                          11

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3. WHO IS AXA EQUITABLE?                                                    12
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How to reach us                                                             12
About our Separate Account FP                                               13
Your voting privileges                                                      13

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4. ABOUT THE PORTFOLIOS OF THE TRUSTS                                       14
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Portfolios of the Trusts                                                    14

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5. DETERMINING YOUR POLICY'S VALUE                                          19
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Your policy account value                                                   19


----------------------
"We," "our" and "us" refers to AXA Equitable. "Financial professional" means registered representative of AXA Advisors who is offering you this policy.

When we address the reader of this prospectus with words such as "you" and "your," we mean the person or persons having the right or responsibility that the prospectus is discussing at that point. This usually is the policy's owner.

Unless the application for a policy provides otherwise, the insured persons jointly own the policy. If one dies, the surviving insured person becomes the sole owner. While a policy has more than one owner, all owners must join in the exercise of any rights an owner has under the policy, and the word "owner" therefore refers to all owners.

When we use the word "state," we also mean any other local jurisdiction the whose laws or regulations affect a policy.

This prospectus does not offer Survivorship Incentive Life(R) Legacy anywhere such offers are not lawful. AXA Equitable does not authorize any information or representation about the offering other than that contained or incorporated in this prospectus, in any current supplements thereto, or in any related sales materials authorized by AXA Equitable.


i  Contents of this prospectus

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6. TRANSFERRING YOUR MONEY AMONG OUR
   INVESTMENT OPTIONS                                                       20
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Transfers you can make                                                      20
How to make transfers                                                       20
Our automatic transfer service                                              20
Our asset rebalancing service                                               21

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7. ACCESSING YOUR MONEY                                                     22
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Borrowing from your policy                                                  22
Making withdrawals from your policy                                         23
Surrendering your policy for its net cash
  surrender value                                                           23
Your option to receive a terminal illness living benefit                    23

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8. TAX INFORMATION                                                          25
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Basic tax treatment for you and your beneficiary                            25
Tax treatment of distributions to you (loans, partial
   withdrawals, and full surrender)                                         25
Tax treatment of living benefits proceeds                                   26
Effect of policy splits                                                     26
Business and employer owned policies                                        26
Requirement that we diversify investments                                   27
Estate, gift, and generation-skipping taxes                                 27
Split-dollar and other employee benefit programs                            27
ERISA                                                                       28
Our taxes                                                                   28
When we withhold taxes from distributions                                   28
Possibility of future tax changes and other tax information                 28

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9. MORE INFORMATION ABOUT POLICY FEATURES AND
   BENEFITS                                                                 30
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Guarantee premium test for no-lapse guarantees                              30
Paid up death benefit guarantee                                             30
Other benefits you can add by rider                                         31
Variations among Survivorship Incentive Life(R) Legacy policies             32
Your options for receiving policy proceeds                                  33
Your right to cancel within a certain number of days                        33

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10. MORE INFORMATION ABOUT CERTAIN POLICY CHARGES                           34
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Deducting policy charges                                                    34
Charges that the Trusts deduct                                              36

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11. MORE INFORMATION ABOUT PROCEDURES THAT
    APPLY TO YOUR POLICY                                                    37
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Dates and prices at which policy events occur                               37
Policy issuance                                                             37
Ways to make premium and loan payments                                      38
Assigning your policy                                                       38
Requirements for surrender requests                                         38
Gender-neutral policies                                                     39
Future policy exchanges                                                     39

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12. MORE INFORMATION ABOUT OTHER MATTERS                                    40
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About our general account                                                   40

Transfers of your policy account value                                      40
Telephone and Internet requests                                             41
Suicide and certain misstatements                                           41
When we pay policy proceeds                                                 41
Changes we can make                                                         42
Reports we will send you                                                    42
Distribution of the policies                                                42
Legal proceedings                                                           43

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13. FINANCIAL STATEMENTS OF SEPARATE ACCOUNT
    FP AND AXA EQUITABLE                                                    45
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14. PERSONALIZED ILLUSTRATIONS                                              46
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Illustrations of policy benefits                                            46

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APPENDIX I -- HYPOTHETICAL ILLUSTRATIONS                                   I-1
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REQUESTING MORE INFORMATION
Statement of Additional Information
Table of contents
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                                                 Contents of this prospectus  ii

An index of key words and phrases
--------------------------------------------------------------------------------
This index should help you locate more information on the terms used in this prospectus.


                                                Page
   Administrative Office                          12
   age                                            38
   Allocation Date                                 3
   alternative death benefit                       4
   amount at risk                                 35
   anniversary; anniversaries                     37
   assign; assignment                             38
   automatic transfer service                     20
   AXA Equitable                                  12
   AXA Equitable Access Account                   33
   AXA Financial, Inc.                            12
    AXA Premier VIP Trust                      cover
   basis                                          25
   beneficiary                                    33
   business day                                   37
   Cash Surrender Value                           23
   Code                                           25
   collateral                                     22
   cost of insurance charge                       35
   cost of insurance rates                        35
   day                                            37
   default                                         1
   disruptive transfer activity                   32
   EQ Advisors Trust                           cover
   extended no-lapse guarantee                     2
   face amount                                     3
   grace period                                    1
   guarantee premium                              30
   guaranteed interest option                      3
   Guaranteed Interest Account                     3
   insured person                                  i
   Internet                                       12
   Investment Funds                                3
   investment option                           cover
   issue date                                     38
   lapse                                           1
   loan, loan interest                            22
   market timing                                  32
   modified endowment contract                    25
   month, year                                    37
   monthly deduction                              11
   net cash surrender value                       23
   no-lapse guarantee                              2
   Option A, B                                     3
   our                                             i
   owner                                           i
   paid up                                        25
   paid up death benefit guarantee                 2
   partial withdrawal                             23
   payment option                                 33
   planned periodic premium                        1
   policy                                      cover
   policy account value                           19
   Portfolio                                   cover
   premium charge                                  6
   premium payments                                1
   prospectus                                  cover
   rebalancing                                    21
   receive                                        37
   restore, restoration                            2
   riders                                          1
   SEC                                         cover
   Separate Account FP                            13
   state                                           i
   subaccount                                     13
   Survivorship Incentive Life(R) Legacy       cover
   surviving insured person                        i
   surrender                                      23
   surrender charge                                6
   target premium                                  7
   transfers                                      20
   Trusts                                      cover
   units                                          19
   unit values                                    19
   us                                              i
   variable investment option                  cover
   we                                              i
   withdrawal                                     23
   you, your                                       i


iii  An index of key words and phrases

1. Risk/benefit summary: Policy features, benefits and risks

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Survivorship Incentive Life(R) Legacy is a variable life insurance policy that provides you with flexible premium payment plans and benefits to meet your specific needs. The basic terms of the policy require you to make certain payments in return for life insurance coverage. The payments you can make and the coverage you can receive under this "base policy" are described below.

Riders to your base policy can increase the benefits you receive and affect the amounts you pay in certain circumstances. Available riders are listed in "Other benefits you can add by rider" under "More information about policy features and benefits" later in this prospectus.


HOW YOU CAN PAY FOR AND CONTRIBUTE TO YOUR POLICY

PREMIUM PAYMENTS. We call the amounts you contribute to your policy "premiums" or "premium payments." The amount we require as your first premium varies depending on the specifics of your policy and the insured persons. Each subsequent premium payment must be at least $100, although we can increase this minimum if we give you advance notice. Otherwise, with a few exceptions mentioned below, you can make premium payments at any time and in any amount.

SECTION 1035 EXCHANGES OF POLICIES WITH OUTSTANDING LOANS. If we approve, you may purchase a Survivorship Incentive Life(R) Legacy policy through an assignment and exchange of another life insurance policy with a cash surrender value pursuant to a valid Internal Revenue Code Section 1035 exchange. If such other policy is subject to a policy loan, we may permit you to carry over all or a portion of such loan to the Survivorship Incentive Life(R) Legacy policy, subject to our administrative rules then in effect. In this case, we will treat any cash paid, plus any loaned amount carried over to the Survivorship Incentive Life(R) Legacy policy, as premium received in consideration of our issuing the policy. If we allow you to carry over all or a portion of any such outstanding loan, then we will hold amounts securing such loan in the same manner as the collateral for any other policy loan, and your policy also will be subject to all our other rules regarding loans (see "Borrowing from your policy" later in this prospectus).

--------------------------------------------------------------------------------
You can generally pay premiums at such times and in such amounts as you like before the policy anniversary nearest to the younger insured's 100th birthday.
--------------------------------------------------------------------------------

LIMITS ON PREMIUM PAYMENTS. If your premium payments exceed certain amounts specified under the Internal Revenue Code, your policy will become a "modified endowment contract" which may subject you to additional taxes and penalties on any distributions from your policy. See "Tax information" later in this prospectus. We may return any premium payments that would exceed those limits to you.

You can ask your financial professional to provide you with an Illustration of Policy Benefits that shows you the amount of premiums you can pay, based on various assumptions, without exceeding these tax law limits. The tax law limits can change as a result of certain changes you make to your policy. For example, a reduction in the face amount of your policy may reduce the amount of premiums that you can pay and may impact whether your policy is a modified endowment contract.

If at any time your policy account value is high enough that the "alternative higher death benefit" discussed later in this prospectus would apply, we reserve the right to limit the amount of any premiums that you pay, unless the insured persons or surviving insured person provide us with evidence of insurability satisfactory to us.

PLANNED PERIODIC PREMIUMS. Page 3 of your policy will specify a "planned periodic premium." This is the amount that you request us to bill you. However, payment of these or any other specific amounts of premiums is not mandatory. You need to pay only the amount of premiums (if any) necessary to keep your policy from lapsing and terminating as discussed below.


THE MINIMUM AMOUNT OF PREMIUMS YOU MUST PAY

POLICY "LAPSE" AND TERMINATION. Your policy will lapse (also referred to in your policy as "default") if your "net policy account value" is not enough to pay your policy's monthly charges when due unless:

o you have paid sufficient premiums to maintain one of our available guarantees against termination, your guarantee is still in effect and you do not have an outstanding loan and accrued and unpaid interest that is more than the policy account value (see "You can guarantee that your policy will not terminate before a certain date" below); or

o you have elected the "paid up" death benefit guarantee and it remains in effect, and you do not have an outstanding loan (see "You can elect a `paid up' death benefit guarantee" below).

("Policy account value" and "net policy account value" are explained under "Determining your policy's value" later in this prospectus.)

We will mail a notice to you at your last known address if your policy lapses. You will have a 61-day grace period to pay at least an amount prescribed in your policy, which would be enough to keep your policy in force for approximately three months (without regard to investment performance). You may not make any transfers or request any other policy changes during a grace period. If we do not receive your payment by the end of the grace period, your policy (and all riders to the


                    Risk/benefit summary: Policy features, benefits and risks 1 policy) will terminate without value and all coverage under your policy will cease. We will mail an additional notice to you if your policy terminates.

If the second of the insured persons to die dies during a grace period, we will pay the death benefit, less any overdue charges, policy loans or lien and accrued loan or lien interest, to the beneficiary you have named.

--------------------------------------------------------------------------------
Your policy will terminate if you don't pay enough premiums (i) to pay the charges we deduct or (ii) to maintain in effect one of the no lapse guarantees that can keep your policy from terminating. However, we will first send you a notice and give you the opportunity to pay any shortfall.
--------------------------------------------------------------------------------

You may owe taxes if your policy terminates while you have a loan outstanding, even though you receive no additional money from your policy at that time. See "Tax information," later in this prospectus.

RESTORING A TERMINATED POLICY. To have your policy "restored" (put back in force), you must apply within six months after the date of termination and no insured person may have died since that date. In some states, you may have a longer period of time. You must also (i) present evidence of insurability satisfactory to us and (ii) pay at least the amount of premium that we require. The amount of payment will not be more than an amount sufficient to cover total monthly deductions for 3 months, calculated from the effective date of restoration, and the premium charge. We will determine the amount of this required payment as if no interest or investment performance were credited to or charged against your policy account. Your policy contains additional information about the minimum amount of this premium and about the values and terms of the policy after it is restored. Any no lapse guarantee will not be restored after the policy terminates.


YOU CAN GUARANTEE THAT YOUR POLICY WILL NOT TERMINATE BEFORE A CERTAIN DATE

NO LAPSE GUARANTEE. You can generally guarantee that your policy will not terminate for a number of years (the "guarantee period") by paying at least certain specified amounts of premiums (the "guarantee premiums"). We call this our "No Lapse Guarantee." The length of your policy's guarantee period will range from 5 to 20 years, depending on the younger insured's age when we issue the policy. Under the No Lapse Guarantee provision, the policy is guaranteed not to lapse during a no lapse guarantee period of 20 years for issue ages 20-55 of the younger insured, the number of years to attained age 75 for issue ages 56-69 of the younger insured, and 5 years for issue ages 70 and over of the younger insured. Both the guarantee period and guarantee premiums will be set forth on Page 3 of your policy. We make no extra charge for this guarantee.


During the guarantee period, however, the No Lapse Guarantee applies only if:

o You have satisfied the "guarantee premium test" (discussed in "Guarantee premium test for no lapse guarantees" under "More information about policy benefits" later in this prospectus);

o  Your policy's death benefit option has always been Option A; and

o Any policy loan and accrued and unpaid loan interest is less than the policy account value.

The No Lapse Guarantee will not apply if you fail to meet the guarantee premium test. This feature will automatically terminate if:

o  the guarantee period expires; or

o  you change your death benefit option to Option B.

EXTENDED NO LAPSE GUARANTEE RIDER. An optional rider may be added at issue to the policy that can provide a longer guarantee period than described above with a higher premium requirement. Subject to limitations, you can choose the number of years that you would like to have this benefit.

The monthly cost of this rider and required premiums vary by the individual characteristics of the insureds, the face amount of the policy and the benefit period you select. A change in the face amount of the policy, however, may affect the cost of this rider. You can terminate this rider at any time but it cannot be reinstated once terminated. For more information about this rider, see "Optional benefits you can add by rider" under "More information about policy features and benefits."

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If you pay at least certain prescribed amounts of premiums, your policy's death benefit option has always been Option A and any outstanding policy loan and accrued loan interest do not exceed the policy account value, your policy will not lapse for a number of years, even if the value in your policy becomes insufficient to pay the monthly charges.
--------------------------------------------------------------------------------

YOU CAN ELECT A "PAID UP" DEATH BENEFIT GUARANTEE

You may elect to take advantage of our "paid up" death benefit guarantee at any time after the fourth year of your policy if the younger insured's attained age is 99 or less provided certain requirements are met. If you elect the paid up death benefit guarantee, we may reduce your base policy's face amount (see below). Thereafter, your policy will not lapse so long as the guarantee remains in effect. Also, if you elect the paid up death benefit guarantee, you will be required to reallocate your existing policy account value to a limited number of variable investment options that we make available at our discretion. The guaranteed interest option will also be available; however, we will limit the amount that may be allocated to the guaranteed interest option at any time.

The guarantee will terminate if (i) at any time following the election, the sum of any outstanding policy loan and accrued interest exceeds your policy account value, or (ii) you request that we terminate the election. For more information about the circumstances under which you can elect the paid up death benefit guarantee, the possible reduction in face amount after this guarantee is elected (including the possible imposition of surrender charges upon such reduction), restrictions on allocating your policy account value and other effects of this guarantee on your policy, see "Paid up death benefit guarantee" under "More information about policy features and benefits" later in this prospectus.


2  Risk/benefit summary: Policy features, benefits and risks

INVESTMENT OPTIONS WITHIN YOUR POLICY

Except as set forth in the next sentence, we will initially put all unloaned amounts which you have allocated to the variable investment options into such options on the later of the business day that we receive the full minimum initial premium or the register date (the "Investment Start Date").

In those states that require us to return your premium without adjustment for investment performance within a certain number of days (see "Your right to cancel within a certain number of days," later in this prospectus), we will initially put all amounts which you have allocated to the variable investment options into our EQ/Money Market investment option. In this case, on the first business day following the twentieth day after your policy is issued, we will re-allocate that investment in accordance with your premium allocation instructions then in effect. For policies issued in these states, the "Allocation Date" is the first business day following the twentieth day after your policy is issued. For all other policies, the Allocation Date is the Investment Start Date, and there is no automatic initial allocation to the EQ/Money Market investment option.

You give such allocation instructions in your application to purchase a policy. You can change the premium allocation percentages at any time, but this will not affect any prior allocations. The allocation percentages that you specify must always be in whole numbers and total exactly 100%.

The policy is between you and AXA Equitable. The policy is not an investment advisory account, and AXA Equitable is not providing any investment advice or managing the allocations under your policy. In the absence of a specific written arrangement to the contrary, you, as the owner of the policy, have the sole authority to make investment allocations and other decisions under the policy. Your AXA Advisors' financial professional is acting as a broker-dealer registered representative, and is not authorized to act as an investment advisor or to manage the allocations under your policy. If your financial professional is a registered representative with a broker-dealer other than AXA Advisors, you should speak with him/her regarding any different arrangements that may apply.

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You can choose among variable investment options.
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VARIABLE INVESTMENT OPTIONS. The available variable investment options are listed on the front cover of this prospectus. (Your policy and other supplemental materials may refer to these as "Investment Funds.") The investment results you will achieve in any one of these options will depend on the investment performance of the corresponding Portfolio that shares the same name as that option. That Portfolio follows investment practices, policies and objectives that are appropriate to the variable investment option you have chosen. You can lose your principal when investing in the variable investment options. In periods of poor market performance, the net return, after charges and expenses, may result in negative yields, including for the EQ/Money Market variable investment option.

The advisers who make the investment decisions for each Portfolio are set forth later in this prospectus under "About the Portfolios."

You will find other important information about each Portfolio in the separate prospectuses for each Trust which accompany this prospectus, including a comprehensive discussion of the risks of investing in each Portfolio. We may add or delete variable investment options or Portfolios at any time.

If you elect the extended no lapse guarantee rider or exercise the paid up death benefit guarantee, your choice of variable investment options will be limited to the AXA Allocation investment options, or those investment options we are then making available under the rider (see "Other benefits you can add by rider" under "More information about policy features and benefits").

GUARANTEED INTEREST OPTION. You can also allocate some or all of your policy's value to our guaranteed interest option. We, in turn, invest such amounts as part of our general assets. Periodically, we declare a fixed rate of interest (2% minimum) on amounts that you allocate to our guaranteed interest option. We credit and compound the interest daily at an effective annual rate that equals the declared rate. The rates we are at any time declaring on existing policies may differ from the rates we are than declaring for newly issued policies. (The guaranteed interest option is part of what your policy and other supplemental material may refer to as the "Guaranteed Interest Account.")

If you elect the paid up death benefit guarantee or the extended no lapse guarantee rider, we will restrict the amount of the policy account value that can be transferred or allocated to the guaranteed interest option. For more information on these restrictions, see "Paid up death benefit guarantee" and "extended no lapse guarantee rider" under "More information about policy features and benefits" later in this prospectus.

--------------------------------------------------------------------------------
We will pay at least 2% annual interest on our guaranteed interest option.
--------------------------------------------------------------------------------

ABOUT YOUR LIFE INSURANCE BENEFIT

YOUR POLICY'S FACE AMOUNT. In your application to buy a Survivorship Incentive Life(R) Legacy policy, you tell us how much insurance coverage you want on the lives of the insured persons. We call this the "face amount" of the base policy. $200,000 is the smallest amount of coverage you can request.

--------------------------------------------------------------------------------
If both insured persons die, we pay a life insurance benefit to the "beneficiary" you have named. The amount we pay depends on whether you have chosen death benefit Option A or death benefit Option B (see "Your options for receiving policy proceeds" under "More information about policy features and benefits" later in this prospectus).
--------------------------------------------------------------------------------

YOUR POLICY'S "DEATH BENEFIT" OPTIONS. In your policy application, you also choose whether the basic amount (or "benefit") we will pay if the surviving insured person dies is:

o Option A -- The policy's face amount on the date of the surviving insured person's death. The amount of this death benefit doesn't change over time, unless you take any action that changes the policy's face amount;

                                   -- or --

o Option B -- The face amount plus the policy's "account value" on the date of the surviving insured person's death. Under


                    Risk/benefit summary: Policy features, benefits and risks 3 this option, the amount of death benefit generally changes from day to day, because many factors (including investment performance, charges, premium payments and withdrawals) affect your policy's account value.

Your policy's "account value" is the total amount that at any time is earning interest for you or being credited with investment gains and losses under your policy. (Account value is discussed in more detail under "Determining your policy's value" later in this prospectus.)

Under Option B, your policy's death benefit will tend to be higher than under Option A assuming the same policy face amount and policy account value. As a result, the monthly insurance charge we deduct will also be higher, to compensate us for our additional risk.

In order to take advantage of the no lapse guarantee and the extended no lapse guarantee, you must have always had Option A since the policy issue date. If you have elected the paid up death benefit guarantee, the death benefit option will be Option A and must remain Option A thereafter unless the paid up death benefit guarantee is terminated.


ALTERNATIVE HIGHER DEATH BENEFIT IN CERTAIN CASES

Your policy is designed to always provide a minimum level of insurance protection relative to your policy account value, in part to meet the Internal Revenue Code's definition of "life insurance."

We will automatically pay an alternative death benefit if it is higher than the basic Option A or Option B death benefit you have selected. This alternative death benefit is computed by multiplying your policy account value on the surviving insured person's date of death by a percentage specified in your policy. The percentage depends upon the individual characteristics of each insured and the policy year. Representative percentages for insureds who are a male age 55 at issue in the preferred non-tobacco user risk class and a female age 50 at issue in the preferred non-tobacco user risk class are as follows:

--------------------------------------------------------------------------------
If the value in your policy is high enough, relative to the face amount, the life insurance benefit will automatically be greater than the Option A or
Option B death benefit you have selected.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Age:*        50          55          60         65         70          75
--------------------------------------------------------------------------------
   %:      390.9%      321.8%      266.1%     222.1%     187.7%      161.7%
--------------------------------------------------------------------------------
           80          85          90         95         100 and over
--------------------------------------------------------------------------------
   %       142.9%      129.9%      120.8%     112.4%     101%
--------------------------------------------------------------------------------

* The younger insured person's age for the policy year in which the surviving insured person dies.

This higher alternative death benefit exposes us to greater insurance risk than the regular Option A and B death benefits. Because the cost of insurance charges we make under your policy are based in part on the amount of our risk, you will pay more cost of insurance charges for any periods during which the higher alternative death benefit is the operative one.

The alternative higher death benefit is a component of the Option A and Option B death benefits that will be paid (if higher) in order for the Survivorship Incentive Life(R) Legacy policy to satisfy the definition of "life insurance contract" under Section 7702 of the Code. In general, for a policy to be treated as a life insurance contract under the Code, it must pass one of two tests, a cash value accumulation test or a guideline premium/cash value corridor test. Only the cash value accumulation test applies to the Survivorship Incentive Life(R) Legacy policy. Under this test, the death benefit must be large enough to ensure that the policy's cash surrender value (as computed under Section 7702(c) of the Code) is never larger than the net single premium needed to fund future policy benefits. We apply these principles to both Option A and Option B death benefits.

The operative period for the higher alternative death benefit is determined in connection with the requirements of the Code. The calculation of the death benefit is built into the monthly calculation of the cost of insurance charge, which is based on the net amount at risk. The need for the higher alternative death benefit is assessed on each monthly anniversary date, and on the death of the last surviving insured. Each policy owner receives an annual statement showing various policy values. The annual statement shows the death benefit amount as of the policy anniversary, and that amount would reflect the alternative higher death benefit amount, if applicable at that time. This annual statement also reflects the monthly cost of insurance charge for the policy year, reflecting a higher net amount at risk in those months when the higher alternative death benefit is in effect.

OTHER ADJUSTMENTS TO DEATH BENEFIT. We will increase the death benefit proceeds by the amount of any other benefits we owe upon the surviving insured person's death under any optional riders which are in effect.

We will reduce the death benefit proceeds by the amount of any outstanding policy loans and unpaid loan interest, as well as any amount of monthly charges under the policy that remain unpaid because the surviving insured person died during a grace period. We also reduce the death benefit proceeds if we have already paid part of it under a living benefits rider. We reduce the proceeds by the amount of the living benefits payment plus accrued interest. See "Your option to receive a terminal illness living benefit" later in this prospectus.

--------------------------------------------------------------------------------
You can request a change in your death benefit option any time after the second year of the policy and before the policy anniversary nearest to the younger insured's 100th birthday; however, changes to option B are not permitted beyond the policy year in which the younger insured reaches (or would have reached)
age 85.
--------------------------------------------------------------------------------

CHANGE OF DEATH BENEFIT OPTION. If you change your death benefit option, we will adjust your policy's face amount. The adjustment will be in the amount (up or down) necessary so that your death benefit amount immediately after the change is equal to your death benefit amount immediately before the change.

The following rules apply if the alternative death benefit (referenced above) is not higher than the base policy's death benefit at the time of the change in the death benefit option. If you change from Option A to Option B, we automatically reduce your policy's face amount by an amount equal to your policy's account value at the time of the change. If you change from Option B to Option A, we automatically increase your policy's face amount by an amount equal to your policy's account value at the time of the change.


4  Risk/benefit summary: Policy features, benefits and risks

If the alternative death benefit (referenced above) is higher than the base policy's death benefit at the time of the change in death benefit option, we will set the new base policy face amount so that your death benefit amount immediately after the change is equal to your death benefit amount immediately before the change.

We may refuse a change from Option A to Option B if the policy's face amount would be reduced below $200,000. A change from Option A to Option B is not permitted (a) beyond the policy year in which the younger insured person reaches age 85, or (b) if the paid up death benefit guarantee is in effect.

We will not deduct or establish any amount of surrender charge as a result of a change in death benefit option. Please refer to "Tax Information" later in this prospectus to learn about certain possible income tax consequences that may result from a change in death benefit option, including the effect of an automatic increase or decrease in face amount.

YOU CAN DECREASE YOUR INSURANCE COVERAGE

You may request a decrease in your policy's face amount any time after the second year of your policy and before the policy anniversary nearest to the younger insured's 100th birthday. The requested decrease must be at least $10,000. We can refuse any requested decrease. Please refer to "Tax information" for certain possible tax consequences of reducing the face amount.

We will not approve any decrease if the paid up death benefit guarantee is in effect. Certain policy changes, including decreases in your insurance coverage may also affect the guarantee premiums under the policy and any applicable monthly charge for the extended no lapse guarantee rider.

The following additional conditions also apply:

You may not reduce the face amount below the minimum we are then requiring for new policies. Nor will we permit a decrease that would cause your policy to fail the Internal Revenue Code's definition of life insurance. Guarantee premiums, as well as monthly deductions for the cost of insurance coverage, will generally decrease from the time you reduce the face amount. If you reduce the face amount while the estate protector rider is in effect, the face amount of the rider generally will automatically decrease proportionately.

If you reduce the face amount during the first 15 years of your policy, we will deduct all or part of the remaining surrender charge from your policy account. Assuming you have not previously changed the face amount, the amount of surrender charge we will deduct will be determined by dividing the amount of the decrease by the initial face amount and multiplying that fraction by the total amount of surrender charge that still remains applicable to your policy. In no event will the surrender charge due exceed your policy account value less any amounts we are holding to secure policy loans (including any interest on those amounts that have not yet been allocated to the variable investment options). We deduct the charge from the same investment options as if it were a part of a regular monthly deduction under your policy.

IF ONE INSURED PERSON DIES

Your policy requires you to send us proof of the death of the first insured person to die. This is because the necessary documentary proof may be difficult to locate following a long delay.

ACCESSING YOUR MONEY

You can access the money in your policy in different ways. You may borrow up to 90% of the difference between your policy account value and any applicable surrender charges, less any outstanding loans (plus accrued loan interest) and less any amounts restricted following your receipt of a living benefits payment. We will charge interest on the amount of the loan. See "Borrowing from your policy" later in this prospectus for more information.

You can also make a partial withdrawal of $500 or more of your net cash surrender value (defined later in this prospectus under "Surrendering your policy for its net cash surrender value") at any time after the first year of your policy and before the policy anniversary nearest to the younger insured's 100th birthday. Partial withdrawals are not permitted if the paid up death benefit guarantee is in effect. See "Making withdrawals from your policy" later in this prospectus for more information.

Finally, you can surrender (turn in) your policy for its net cash surrender value at any time. See "Surrendering your policy for its net cash surrender value" later in this prospectus. See "Tax information" later in this prospectus, for the tax treatment of the various ways in which you can access your money.

RISKS OF INVESTING IN A POLICY

The policy is unsuitable as a short-term savings vehicle. Some of the principal risks of investing in a policy are as follows:

o If the investment options you choose perform poorly, you could lose some or all of the premiums you pay.

o If the investment options you choose do not make enough money to pay for the policy charges, you could have to pay more premiums to keep your policy from terminating if one of our available guarantees against termination or the "paid up" death benefit guarantee is not in effect.

o If the policy loan and any accrued loan interest either equals or exceeds the policy account value, your policy will terminate subject to the policy's Grace Period provision.

o We can increase, without your consent and subject to any necessary regulatory approvals, any charge that you currently pay at less than the maximum amount. We will not increase any charge beyond the highest maximum noted in the tables below.

o You may have to pay a surrender charge and there may be adverse tax consequences if you wish to discontinue some or all of your insurance coverage under a policy.

o Partial withdrawals from your policy are available only after the first policy year and must be at least $500 and no more than the net cash surrender value. Under certain circumstances, we will automatically reduce your policy's face amount as a result of a partial withdrawal.

Your policy permits other transactions that also have risks. These and other risks and benefits of investing in a policy are discussed in detail throughout this prospectus.

A comprehensive discussion of the risks of each investment option may be found in the Trust prospectus for that investment option.


                    Risk/benefit summary: Policy features, benefits and risks  5

2.  Risk/benefit summary: Charges and expenses you will pay

--------------------------------------------------------------------------------

TABLES OF POLICY CHARGES

The following tables describe the fees and expenses that you will pay when buying, owning and surrendering the policy.

This first table shows the charges that we deduct under the terms of your policy when you buy and each time you contribute to your policy, surrender the policy, reduce the face amount or transfer policy account value among investment options. All charges are shown on a guaranteed maximum basis. The current charges may be lower than the guaranteed maximum for certain charges.(1)


------------------------------------------------------------------------------------------------------------------------------------
                                                  Transaction Fees
------------------------------------------------------------------------------------------------------------------------------------
Charge                        When charge is deducted        Maximum amount that may be deducted
------------------------------------------------------------------------------------------------------------------------------------
Premium charge                From each premium              10% of each premium payment.(2)
------------------------------------------------------------------------------------------------------------------------------------
Surrender (turning in) of     Upon surrender                 Initial surrender charge per $1,000 of initial base policy face amount:
your policy during its first
15 years(3)                                                  Highest: $10.32
                                                             Lowest: $1.79
                                                             Representative: $6.89(4)
------------------------------------------------------------------------------------------------------------------------------------
Request a decrease in your    Effective date of the decrease  A pro rata portion of the charge that would apply to a full surrender
policy's face amount(3)                                       at the time of the decrease.
------------------------------------------------------------------------------------------------------------------------------------
Transfers among               Upon transfer                   $25 per transfer.(5)
investment options
------------------------------------------------------------------------------------------------------------------------------------

This table shows the fees and expenses that you will pay periodically during the time that you own the Policy, not including underlying Trust portfolio fees and expenses.

------------------------------------------------------------------------------------------------------------------------------------
                           Periodic charges other than underlying trust portfolio operating expenses
------------------------------------------------------------------------------------------------------------------------------------
 Charge                        When charge is deducted        Maximum amount that may be deducted
------------------------------------------------------------------------------------------------------------------------------------
Administrative charge(3)(6)   Monthly                       (1) Policy Year         Amount Deducted
                                                                     1                    $20
                                                                     2+                   $10
                                                                                           --plus--
                                                            (2) Charge per $1,000 of base policy face amount during your policy's first ten years:

                                                            Highest: $0.26
                                                            Lowest: $0.06
                                                            Representative: $0.09(7)
------------------------------------------------------------------------------------------------------------------------------------
Cost of insurance             Monthly                       Charge per $1,000 of the amount for which we are at risk:(9)
charge(3)(6)(8)
                                                            Highest: $83.33
                                                            Lowest: $0.00009
                                                            Representative:$0.002(10)
------------------------------------------------------------------------------------------------------------------------------------
Mortality and expense         Monthly                       0.55% (annual rate) of your value in our variable investment options.
risk charge
------------------------------------------------------------------------------------------------------------------------------------
Loan interest spread(11)      On each policy anniversary    1% of loan amount.
                              (or on loan termination if
                              earlier)
------------------------------------------------------------------------------------------------------------------------------------


6 Risk/benefit summary: Charges and expenses you will pay

------------------------------------------------------------------------------------------------------------------------------------
                         Periodic charges other than underlying trust portfolio operating expenses
------------------------------------------------------------------------------------------------------------------------------------
 Optional rider charges       When charge is deducted            Maximum amount that may be deducted
------------------------------------------------------------------------------------------------------------------------------------
Estate Protector(3)(8)       Monthly (while the rider is in      Charge per $1,000 of rider death benefit:
                             effect)
                                                                 Highest: $83.33
                                                                 Lowest: $0.02
                                                                 Representative: $0.02(10)
------------------------------------------------------------------------------------------------------------------------------------
Extended no lapse            Monthly (while the rider is in      (1) Charge per $1,000 of the current base policy face amount:
guarantee(2)(3)(12)          effect)

 For rider coverage to the                                       Highest: $0.17
 younger insured's age 100                                       Lowest:  $0.02
                                                                 Representative: $0.04(13)
                                                                                                  --plus--
                                                                 (2) Percentage of Separate Account Fund Value charge: 0.70%
                                                                 (annual rate) of your value in our variable investment options.
------------------------------------------------------------------------------------------------------------------------------------
Adding a living benefits     At the time of the transaction      $100 (if elected after policy issue)
rider
------------------------------------------------------------------------------------------------------------------------------------
Exercise of option to        At the time of the transaction      $ 250
receive a "living benefit"
------------------------------------------------------------------------------------------------------------------------------------

(1) For more information about some of these charges, see "Deducting policy charges" under "More information about certain policy charges" later in this pro spectus. The illustrations of Policy Benefits that your financial professional will provide will show the impact of the actual current and guaranteed maximum rates, if applicable, of the following policy charges, based on various assumptions (except for the loan interest spread, where we use current rates in all cases).

(2) Currently, we deduct 8% of each premium payment up to ten "target premiums" and then 5% of each premium payment after an amount equal to ten "tar get premiums" has been paid. However, if you have selected the Extended No Lapse Guarantee and it is in effect, the premium charge is 10% of each premium payment up to ten "target premiums" and then 6% of each premium payment after an amount equal to ten "target premiums" has been paid. The "target premium" is actuarially determined for each policy, based on that policy's characteristics.

(3) Since the charges may vary based on individual characteristics of the insureds, these charges may not be representative of the charge that you will pay. In par ticular, the initial amount of surrender charge depends on each policy's specific characteristics. Your financial professional can provide you with more information about these charges as they relate to each insured's particular characteristics. See "Deducting policy charges" under "More information about certain policy charges."

(4) This representative amount is the rate we guarantee for representative insureds who are a male, non-tobacco user, age 55 at issue and a female non-tobacco user age 50 at issue with an initial base policy face amount of $4,000,000.

(5) No charge, however, will ever apply to a transfer of all of your variable investment option amounts to our guaranteed interest option, or to any transfer pursu ant to our automatic transfer service or asset rebalancing service as discussed later in this prospectus.

(6) Not applicable after the policy anniversary nearest to the younger insured's 100th birthday.

(7) This representative amount is the rate we guarantee for representative insureds who are an older insured age 55 at issue and a younger insured age 50 at issue with an initial base policy face amount of $4,000,000.

(8) Insured persons who present particular health, occupational or avocational risks may be charged other additional charges as specified in their policies.

(9) Our amount "at risk" is the difference between the amount of death benefit and the policy account value as of the deduction date.

(10) This representative amount is the rate we guarantee in the first policy year for representative insureds who are a male age 55 at issue in the preferred non- tobacco user risk class and a female age 50 at issue in the preferred non-tobacco user risk class.

(11) We charge interest on policy loans but credit you with interest on the amount of the policy account value we hold as collateral for the loan. The loan interest spread is the excess of the interest rate we charge over the interest rate we credit.

(12) Not applicable after the extended no lapse guarantee period expires, and in no case beyond the policy anniversary nearest to the younger insured's 100th birthday.

(13) This representative amount is the rate we guarantee for representative insureds who are a male age 55 at issue in the preferred non-tobacco user risk class and a female age 50 at issue in the preferred non-tobacco user risk class.

You also bear your proportionate share of all fees and expenses paid by a Portfolio that corresponds to any variable investment option you are using. This table shows the lowest and highest total operating expenses currently charged by any of the Portfolios that you will pay periodically during the time that you own the Policy. These fees and expenses are reflected in the Portfolio's net asset value each day. Therefore, they reduce the investment return of the Portfolio and the related variable investment option. Actual fees and expenses are likely to fluctuate from year to year. More detail concerning each Portfolio's fees and expenses is contained in the Trust prospectus for that Portfolio.


                       Risk/benefit summary: Charges and expenses you will pay 7

-----------------------------------------------------------------------------------------------------------
            Portfolio operating expenses expressed as an annual percentage of daily net assets
-----------------------------------------------------------------------------------------------------------
Total Annual Portfolio Operating Expenses for 2007 (expenses that are   Lowest     Highest
deducted from Portfolio assets including management fees, 12b-1 fees,   ------     -------
service fees and/or other expenses)(1)                                   0.63%      3.56%
-----------------------------------------------------------------------------------------------------------


8 Risk/benefit summary: Charges and expenses you will pay

This table shows the fees and expenses for 2007 as an annual percentage of each
Portfolio's daily average net assets.
---------------------------------------------------------------------------------------------
                                                            Manage-
                                                             ment       12b-1       Other
 Portfolio Name                                             Fees(2)   Fees(3)   Expenses(4)
---------------------------------------------------------------------------------------------
 AXA Premier VIP Trust:
---------------------------------------------------------------------------------------------
AXA Aggressive Allocation                                 0.10%      0.25%     0.17%
AXA Conservative Allocation                               0.10%      0.25%     0.21%
AXA Conservative-Plus Allocation                          0.10%      0.25%     0.19%
AXA Moderate Allocation                                   0.10%      0.25%     0.17%
AXA Moderate-Plus Allocation                              0.10%      0.25%     0.17%
Multimanager Aggressive Equity                            0.60%      0.25%     0.19%
Multimanager Core Bond                                    0.58%      0.25%     0.18%
Multimanager Health Care                                  1.20%      0.25%     0.23%
Multimanager High Yield                                   0.57%      0.25%     0.19%
Multimanager International Equity                         1.00%      0.25%     0.23%
Multimanager Large Cap Core Equity                        0.89%      0.25%     0.21%
Multimanager Large Cap Growth                             0.90%      0.25%     0.22%
Multimanager Large Cap Value                              0.87%      0.25%     0.20%
Multimanager Mid Cap Growth                               1.10%      0.25%     0.20%
Multimanager Mid Cap Value                                1.09%      0.25%     0.20%
Multimanager Small Cap Growth                             1.05%      0.25%     0.27%
Multimanager Small Cap Value                              1.03%      0.25%     0.18%
Multimanager Technology                                   1.20%      0.25%     0.22%
---------------------------------------------------------------------------------------------
 EQ Advisors Trust:
---------------------------------------------------------------------------------------------
EQ/AllianceBernstein Common Stock                         0.47%      0.25%     0.13%
EQ/AllianceBernstein Intermediate Government Securities   0.50%      0.25%     0.13%
EQ/AllianceBernstein International                        0.71%      0.25%     0.18%
EQ/AllianceBernstein Large Cap Growth                     0.90%      0.25%     0.13%
EQ/AllianceBernstein Quality Bond                         0.50%      0.25%     0.14%
EQ/AllianceBernstein Small Cap Growth                     0.74%      0.25%     0.13%
EQ/AllianceBernstein Value                                0.59%      0.25%     0.12%
EQ/Ariel Appreciation II                                  0.75%      0.25%     0.26%
EQ/AXA Rosenberg Value Long/Short Equity                  1.40%      0.25%     1.91%
EQ/BlackRock Basic Value Equity                           0.55%      0.25%     0.13%
EQ/BlackRock International Value                          0.81%      0.25%     0.19%
EQ/Boston Advisors Equity Income                          0.75%      0.25%     0.14%
EQ/Calvert Socially Responsible*                          0.65%      0.25%     0.23%
EQ/Capital Guardian Growth                                0.65%      0.25%     0.14%
EQ/Capital Guardian Research                              0.63%      0.25%     0.13%
EQ/Caywood-Scholl High Yield Bond                         0.60%      0.25%     0.16%
EQ/Equity 500 Index                                       0.25%      0.25%     0.13%
EQ/Evergreen International Bond                           0.70%      0.25%     0.17%
EQ/Evergreen Omega                                        0.65%      0.25%     0.25%
EQ/FI Mid Cap                                             0.68%      0.25%     0.13%
EQ/GAMCO Mergers and Acquisitions                         0.90%      0.25%     0.19%
EQ/GAMCO Small Company Value                              0.76%      0.25%     0.12%
EQ/International Core PLUS                                0.60%      0.25%     0.30%
EQ/International Growth                                   0.85%      0.25%     0.27%
EQ/JPMorgan Core Bond                                     0.43%      0.25%     0.13%
EQ/JPMorgan Value Opportunities                           0.60%      0.25%     0.14%
EQ/Large Cap Core PLUS                                    0.50%      0.25%     0.25%
EQ/Large Cap Growth PLUS                                  0.50%      0.25%     0.24%
EQ/Legg Mason Value Equity                                0.65%      0.25%     0.17%
EQ/Long Term Bond                                         0.40%      0.25%     0.13%
EQ/Lord Abbett Growth and Income                          0.65%      0.25%     0.16%
EQ/Lord Abbett Large Cap Core                             0.65%      0.25%     0.21%
EQ/Lord Abbett Mid Cap Value                              0.70%      0.25%     0.15%
EQ/Marsico Focus                                          0.85%      0.25%     0.13%
EQ/Mid Cap Value PLUS                                     0.55%      0.25%     0.24%
EQ/Money Market                                           0.32%      0.25%     0.13%
EQ/Montag & Caldwell Growth                               0.75%      0.25%     0.15%


-----------------------------------------------------------------------------------------------------------------
                                                                              Total
                                                               Acquired      Annual
                                                              Fund Fees     Expenses    Fee Waiv-    Net Annual
                                                                 and         (Before   ers and/or     Expenses
                                                              Expenses       Expense     Expense       (After
                                                             (Underlying     Limita-   Reimburse-     Expense
 Portfolio Name                                            Portfolios)(5)    tions)     ments(6)    Limitations)
-----------------------------------------------------------------------------------------------------------------
 AXA Premier VIP Trust:
-----------------------------------------------------------------------------------------------------------------
AXA Aggressive Allocation                                 0.92%            1.44%      (0.17)%      1.27%
AXA Conservative Allocation                               0.69%            1.25%      (0.21)%      1.04%
AXA Conservative-Plus Allocation                          0.76%            1.30%      (0.19)%      1.11%
AXA Moderate Allocation                                   0.82%            1.34%      (0.17)%      1.17%
AXA Moderate-Plus Allocation                              0.86%            1.38%      (0.17)%      1.21%
Multimanager Aggressive Equity                              --             1.04%         --        1.04%
Multimanager Core Bond                                      --             1.01%      (0.01)%      1.00%
Multimanager Health Care                                    --             1.68%       0.00%       1.68%
Multimanager High Yield                                     --             1.01%         --        1.01%
Multimanager International Equity                           --             1.48%       0.00%       1.48%
Multimanager Large Cap Core Equity                          --             1.35%       0.00%       1.35%
Multimanager Large Cap Growth                               --             1.37%      (0.02)%      1.35%
Multimanager Large Cap Value                                --             1.32%       0.00%       1.32%
Multimanager Mid Cap Growth                                 --             1.55%       0.00%       1.55%
Multimanager Mid Cap Value                                  --             1.54%       0.00%       1.54%
Multimanager Small Cap Growth                               --             1.57%      (0.02)%      1.55%
Multimanager Small Cap Value                                --             1.46%       0.00%       1.46%
Multimanager Technology                                   0.01%            1.68%       0.00%       1.68%
-----------------------------------------------------------------------------------------------------------------
 EQ Advisors Trust:
-----------------------------------------------------------------------------------------------------------------
EQ/AllianceBernstein Common Stock                           --             0.85%         --        0.85%
EQ/AllianceBernstein Intermediate Government Securities     --             0.88%         --        0.88%
EQ/AllianceBernstein International                          --             1.14%       0.00%       1.14%
EQ/AllianceBernstein Large Cap Growth                       --             1.28%      (0.23)%      1.05%
EQ/AllianceBernstein Quality Bond                           --             0.89%         --        0.89%
EQ/AllianceBernstein Small Cap Growth                       --             1.12%         --        1.12%
EQ/AllianceBernstein Value                                  --             0.96%       0.00%       0.96%
EQ/Ariel Appreciation II                                    --             1.26%      (0.11)%      1.15%
EQ/AXA Rosenberg Value Long/Short Equity                    --             3.56%       0.00%       3.56%
EQ/BlackRock Basic Value Equity                             --             0.93%         --        0.93%
EQ/BlackRock International Value                            --             1.25%       0.00%       1.25%
EQ/Boston Advisors Equity Income                            --             1.14%      (0.09)%      1.05%
EQ/Calvert Socially Responsible*                            --             1.13%       0.00%       1.13%
EQ/Capital Guardian Growth                                0.01%            1.05%      (0.09)%      0.96%
EQ/Capital Guardian Research                                --             1.01%      (0.04)%      0.97%
EQ/Caywood-Scholl High Yield Bond                           --             1.01%       0.00%       1.01%
EQ/Equity 500 Index                                         --             0.63%         --        0.63%
EQ/Evergreen International Bond                             --             1.12%         --        1.12%
EQ/Evergreen Omega                                          --             1.15%       0.00%       1.15%
EQ/FI Mid Cap                                               --             1.06%       0.00%       1.06%
EQ/GAMCO Mergers and Acquisitions                           --             1.34%         --        1.34%
EQ/GAMCO Small Company Value                                --             1.13%         --        1.13%
EQ/International Core PLUS                                0.04%            1.19%      (0.05)%      1.14%
EQ/International Growth                                     --             1.37%         --        1.37%
EQ/JPMorgan Core Bond                                       --             0.81%         --        0.81%
EQ/JPMorgan Value Opportunities                             --             0.99%       0.00%       0.99%
EQ/Large Cap Core PLUS                                    0.02%            1.02%       0.00%       1.02%
EQ/Large Cap Growth PLUS                                  0.02%            1.01%       0.00%       1.01%
EQ/Legg Mason Value Equity                                  --             1.07%      (0.07)%      1.00%
EQ/Long Term Bond                                           --             0.78%         --        0.78%
EQ/Lord Abbett Growth and Income                            --             1.06%      (0.06)%      1.00%
EQ/Lord Abbett Large Cap Core                               --             1.11%      (0.11)%      1.00%
EQ/Lord Abbett Mid Cap Value                                --             1.10%      (0.05)%      1.05%
EQ/Marsico Focus                                            --             1.23%      (0.08)%      1.15%
EQ/Mid Cap Value PLUS                                     0.02%            1.06%       0.00%       1.06%
EQ/Money Market                                             --             0.70%         --        0.70%
EQ/Montag & Caldwell Growth                                 --             1.15%       0.00%       1.15%
-----------------------------------------------------------------------------------------------------------------

                       Risk/benefit summary: Charges and expenses you will pay 9

------------------------------------------------------------------------------------------------------------------------------------
                                                                                               Total
                                                                                Acquired      Annual
                                                                               Fund Fees     Expenses    Fee Waiv-    Net Annual
                                                                                  and         (Before   ers and/or     Expenses
                                          Manage-                              Expenses       Expense     Expense       (After
                                           ment       12b-1       Other       (Underlying     Limita-   Reimburse-     Expense
 Portfolio Name                           Fees(2)   Fees(3)   Expenses(4)   Portfolios)(5)    tions)     ments(6)    Limitations)
------------------------------------------------------------------------------------------------------------------------------------
EQ/PIMCO Real Return                    0.55%      0.25%     0.14%               --         0.94%        0.00%      0.94%
EQ/Short Duration Bond                  0.43%      0.25%     0.15%               --         0.83%          --       0.83%
EQ/Small Company Index                  0.25%      0.25%     0.14%               --         0.64%          --       0.64%
EQ/T. Rowe Price Growth Stock           0.79%      0.25%     0.14%               --         1.18%        0.00%      1.18%
EQ/UBS Growth and Income                0.75%      0.25%     0.16%               --         1.16%       (0.11)%     1.05%
EQ/Van Kampen Comstock                  0.65%      0.25%     0.15%               --         1.05%       (0.05)%     1.00%
EQ/Van Kampen Emerging Markets Equity   1.11%      0.25%     0.28%               --         1.64%          --       1.64%
EQ/Van Kampen Mid Cap Growth            0.70%      0.25%     0.15%               --         1.10%        0.00%      1.10%
EQ/Van Kampen Real Estate               0.90%      0.25%     0.21%               --         1.36%       (0.10)%     1.26%
------------------------------------------------------------------------------------------------------------------------------------

* Effective November 3, 2008. Prior to November 3, 2008, there is a fee waiver and/or expense reimbursement of 0.08%that results in a net annual expense of 1.05%. See the applicable prospectus of the underlying Trust for more information about the arrangements.

(1) "Total Annual Portfolio Operating Expenses" are based, in part, on estimated amounts for options added during the fiscal year 2007 and for the underlying portfolios.

(2) The management fees for each Portfolio cannot be increased without a vote of that Portfolio's Shareholders. See footnote (6) for any expense limitation agreement information.

(3) Portfolio shares are all subject to fees imposed under the distribution plans (the "Rule 12b-1 Plan") adopted by the Trusts pursuant to Rule 12b-1 under the Investment Company Act of 1940. For the portfolios of AXA Premier VIP Trust and EQ Advisors Trust, the 12b-1 fees will not be increased for the life of the policy.

(4) Other expenses shown are those incurred in 2007. The amounts shown as "Other Expenses" will fluctuate from year to year depending on actual expenses. See footnote (6) for any expense limitation agreement information.

(5) Each of these variable investment options invest in a corresponding portfolio of one of the Trusts or other unaffiliated investment companies. Each portfolio, in turn, invests in shares of other portfolios of the Trusts and/or shares of unaffiliated portfolios ("underlying portfolios"). Amounts shown reflect each portfolio's pro rata share of the fees and expenses of the underlying portfolio(s) in which it invests. A "--" indicates that the listed portfolio does not invest in underlying portfolios.

(6) The amounts shown reflect any fee waivers and/or expense reimbursements that applied to each Portfolio. A "--" indicates that there is no expense limitation in effect. "0.00%" indicates that the expense limitation arrangement did not result in a fee waiver or reimbursement. AXA Equitable, the investment manager of AXA Premier VIP Trust and EQ Advisors Trust, has entered into expense limitation agreements with respect to certain Portfolios, which are effective through April 30, 2009 (unless the Board of Trustees of AXA Premier VIP Trust or EQ Advisors Trust, as applicable, consents to an earlier revision or termination of this arrangement). Under these agreements, AXA Equitable has agreed to waive or limit its fees and assume other expenses of certain Portfolios, if necessary, in an amount that limits each affected Portfolio's Total Annual Expenses (exclusive of interest, taxes, brokerage commissions, capitalized expenditures, expenses of the underlying portfolios in which the Portfolio invests and extraordinary expenses) to not more than amounts specified in the agreements. Therefore, each Portfolio may at a later date make a reimbursement to AXA Equitable for any of the management fees waived or limited and other expenses assumed and paid by AXA Equitable pursuant to the expense limitation agreements provided that the Portfolio's current annual operating expenses do not exceed the operating expense limit determined for such Portfolio. See the prospectus for each applicable underlying Trust for more information about the arrangements. In addition, a portion of the brokerage commissions of certain Portfolios of AXA Premier VIP Trust and EQ Advisors Trust is used to reduce the applicable Portfolio's expenses. If the above table reflected both the expense limitation arrangements, plus the portion of the brokerage commissions used to reduce portfolio expenses, the net expenses would be as shown in the table below:

--------------------------------------------------------------------------------
 Portfolio Name
--------------------------------------------------------------------------------
   Multimanager Aggressive Equity          0.97%
--------------------------------------------------------------------------------
   Multimanager Health Care                1.67%
--------------------------------------------------------------------------------
   Multimanager Large Cap Core Equity      1.34%
--------------------------------------------------------------------------------
   Multimanager Large Cap Growth           1.29%
--------------------------------------------------------------------------------
   Multimanager Large Cap Value            1.26%
--------------------------------------------------------------------------------
   Multimanager Mid Cap Growth             1.52%
--------------------------------------------------------------------------------
   Multimanager Mid Cap Value              1.53%
--------------------------------------------------------------------------------
   Multimanager Small Cap Growth           1.35%
--------------------------------------------------------------------------------
   Multimanager Small Cap Value            1.45%
--------------------------------------------------------------------------------
   Multimanager Technology                 1.67%
--------------------------------------------------------------------------------
   EQ/AllianceBernstein Common Stock       0.84%
--------------------------------------------------------------------------------
   EQ/AllianceBernstein Large Cap Growth   1.03%
--------------------------------------------------------------------------------
   EQ/AllianceBernstein Small Cap Growth   1.11%
--------------------------------------------------------------------------------
   EQ/AllianceBernstein Value              0.88%
--------------------------------------------------------------------------------
   EQ/Ariel Appreciation II                1.09%
--------------------------------------------------------------------------------
   EQ/BlackRock Basic Value Equity         0.92%
--------------------------------------------------------------------------------
   EQ/Evergreen Omega                      1.12%
--------------------------------------------------------------------------------
   EQ/GAMCO Mergers and Acquisitions       1.33%
--------------------------------------------------------------------------------
   EQ/GAMCO Small Company Value            1.10%
--------------------------------------------------------------------------------
   EQ/International Core PLUS              1.05%
--------------------------------------------------------------------------------
   EQ/Large Cap Core PLUS                  0.88%
--------------------------------------------------------------------------------
   EQ/Large Cap Growth PLUS                0.86%
--------------------------------------------------------------------------------
   EQ/Legg Mason Value Equity              0.97%
--------------------------------------------------------------------------------
   EQ/Lord Abbett Growth and Income        0.98%
--------------------------------------------------------------------------------
   EQ/Lord Abbett Large Cap Core           0.99%
--------------------------------------------------------------------------------
   EQ/Lord Abbett Mid Cap Value            1.04%
--------------------------------------------------------------------------------
   EQ/Mid Cap Value PLUS                   0.85%
--------------------------------------------------------------------------------


10 Risk/benefit summary: Charges and expenses you will pay

--------------------------------------------------------------------------------
  Portfolio Name
--------------------------------------------------------------------------------
   EQ/Montag & Caldwell Growth            1.13%
--------------------------------------------------------------------------------
   EQ/T. Rowe Price Growth Stock          0.90%
--------------------------------------------------------------------------------
   EQ/UBS Growth and Income               1.04%
--------------------------------------------------------------------------------
   EQ/Van Kampen Comstock                 0.99%
--------------------------------------------------------------------------------
   EQ/Van Kampen Mid Cap Growth           1.09%
--------------------------------------------------------------------------------

HOW WE ALLOCATE CHARGES AMONG YOUR INVESTMENT OPTIONS

In your application for a policy, you tell us from which investment options you want us to take the policy's monthly deductions as they fall due. You can change these instructions at any time. If we cannot deduct the charge as your most current instructions direct, we will allocate the deduction among your investment options proportionately to your value in each. If the extended no lapse guarantee rider or the paid up death benefit guarantee is in effect, we will allocate the deduction among the investment options proportionately to your value in each.


CHANGES IN CHARGES

We reserve the right in the future to (1) make a charge for certain taxes or reserves set aside for taxes (see "Our taxes" under "Tax information" later in this prospectus) that might be imposed on us; (2) make a charge for the operating expenses of our variable investment options (including, without limitation, SEC registration fees and related legal counsel fees and auditing fees); or (3) change our other current policy charges (in no event will they exceed the maximum charges guaranteed in your policy).

Any changes that we make in our current charges or charge rates will be on a basis that is equitable to all policyholders of a given class, and will be determined based on reasonable assumptions as to expenses, mortality, policy and contract claims, taxes, investment income and lapses. Any changes in charges may apply to then in-force policies, as well as to new policies. You will be notified in writing of any changes in charges under your policy.


                      Risk/benefit summary: Charges and expenses you will pay 11

3. Who is AXA Equitable?

--------------------------------------------------------------------------------
We are AXA Equitable Life Insurance Company ("AXA Equitable") (until 2004, "The Equitable Life Assurance Society of the United States"), a New York stock life insurance corporation. We have been doing business since 1859. AXA Equitable is an indirect, wholly-owned subsidiary of AXA Financial, Inc., a holding company, which is itself an indirect, wholly-owned subsidiary of AXA SA ("AXA"). AXA is a French holding company for an international group of insurance and related financial services companies. As the ultimate sole shareholder of AXA
Equitable, and under its other arrangements with AXA Equitable and AXA Equitable's parent, AXA exercises significant influence over the operations and capital structure of AXA Equitable and its parent. AXA holds its interest in AXA Equitable through a number of other intermediate holding companies, including Oudinot Participations, AXA America Holdings, Inc. and AXA Equitable Financial Services, LLC. AXA Equitable is obligated to pay all amounts that are promised to be paid under the policies. No company other than AXA Equitable, however, has any legal responsibility to pay amounts that AXA Equitable owes under the policies.

AXA Financial, Inc. and its consolidated subsidiaries managed approximately $888.6 billion in assets as of December 31, 2007. For more than 100 years AXA Equitable has been among the largest insurance companies in the United States. We are licensed to sell life insurance and annuities in all fifty states, the District of Columbia, Puerto Rico, and the U.S. Virgin Islands. Our home office is located at 1290 Avenue of the Americas, New York, NY 10104.


HOW TO REACH US

To obtain (1) any forms you need for communicating with us, (2) unit values and other values under your policy, and (3) any other information or materials that we provide in connection with your policy or the Portfolios, you may communicate with our processing office as listed below for the purposes described. Please refer to "Telephone and Internet requests" for effective dates for processing telephone, Internet and fax requests, later in this prospectus.



--------------------------------------------------------------------------------
 BY MAIL:
--------------------------------------------------------------------------------
At the Post Office Box for our Administrative Office:
AXA Equitable -- National Operations Center
P.O. Box 1047
Charlotte, North Carolina 28201-1047


--------------------------------------------------------------------------------
 BY EXPRESS DELIVERY ONLY:
--------------------------------------------------------------------------------
At the Street Address for our Administrative Office:
AXA Equitable -- National Operations Center
10840 Ballantyne Commons Parkway
Charlotte, North Carolina 28277
1-704-341-7000 (for express delivery purposes only)


--------------------------------------------------------------------------------
 BY TOLL-FREE PHONE:
--------------------------------------------------------------------------------
Policy information, basic transactions, forms and statements are available 24 hours a day / 7 days a week through our Interactive Telephone, AXA Equitable VOICE IT.

AXA Equitable VOICE IT provides the gateway to personal assisted service, Monday through Friday, 8 AM to 7 PM, Eastern Time: 1-800-777-6510.


--------------------------------------------------------------------------------
 BY E-MAIL:
--------------------------------------------------------------------------------
life-service@axa-equitable.com


--------------------------------------------------------------------------------
 BY FAX:
--------------------------------------------------------------------------------
1-704-540-9714


--------------------------------------------------------------------------------
 BY INTERNET:
--------------------------------------------------------------------------------
You may register for online account access at www.AXA-Equitable.com. Our
Website provides access to account information and customer service. After registering, you can view account details, perform certain transactions, print customer service forms and find answers to common questions.

REQUIRED FORMS. We require that the following types of communications be on specific forms we provide for that purpose:

(1) request for our automatic transfer service (our dollar cost averaging service);

(2) request for our asset rebalancing service; and

(3) designation of new policy owner(s) and beneficiaries.

OTHER REQUESTS. We also have specific forms that we recommend you use for the following:

(a) policy surrenders;

(b) transfers among investment options;

(c) changes in allocation percentages for premiums and deductions; and

(d) electing the paid up death benefit guarantee.

You can also change your allocation percentages, transfer among investment options and/or change your address (1) by toll-free phone and assisted service,
(2) over the Internet, through AXA-Equitable.com, or (3) by writing our Administrative Office. For more information about transaction requests you can make by phone or over the Internet, see "How to make transfers" and "Telephone and Internet requests" later in this prospectus.

Certain methods of contacting us, such as by telephone or electronically, may be unavailable or delayed (for example our fax service may not be available at all times and/or we may be unavailable due to


12  Who is AXA Equitable?

emergency closing). In addition, the level and type of service available may be restricted based on criteria established by us.

We reserve the right to limit access to these services if we determine that you are engaged in a disruptive transfer activity, such as "market timing." (See "Disruptive transfer activity" in "More information about other matters.")

FORMAL REQUIREMENTS. Except for properly authorized telephone or Internet transactions, any notice or request that does not use our standard form must be in writing. It must be dated and signed by you and should also specify your name, the insured persons' names (if different), your policy number and adequate details about the notice you wish to give or other action you wish us to take. We may require you to return your policy to us before we make certain policy changes that you may request.

The proper person to sign forms, notices and requests would normally be the owner or any other person that our procedures permit to exercise the right or privilege in question. If there are joint owners all must sign. Any irrevocable beneficiary or assignee that we have on our records also must sign certain types of requests.

You should send all requests, notices and payments to our Administrative Office at the addresses specified above. We will also accept requests and notices by fax at the above number, if we believe them to be genuine. We reserve the right, however, to require an original signature before acting on any faxed item. You must send premium payments after the first one to our Administrative Office at the above addresses; except that you should send any premiums for which we have billed you to the address on the billing notice.


ABOUT OUR SEPARATE ACCOUNT FP

Each variable investment option is a part (or "subaccount") of our Separate Account FP. We established Separate Account FP under special provisions of the New York Insurance Law. These provisions prevent creditors from any other business we conduct from reaching the assets we hold in our variable investment options for owners of our variable life insurance policies. We are the legal owner of all of the assets in Separate Account FP and may withdraw any amounts that exceed our reserves and other liabilities with respect to variable investment options under our policies. For example, we may withdraw amounts from Separate Account FP that represent our investments in Separate Account FP or that represent fees and charges under the policies that we have earned. Income, gains and losses credited to, or charged against Separate Account FP reflect its own investment experience and not the investment experience of AXA Equitable's other assets.

Separate Account FP is registered with the SEC under the Investment Company Act of 1940 and is registered and classified under that act as a "unit investment trust." The SEC, however, does not manage or supervise AXA Equitable or Separate Account FP. Although the Separate Account is registered, the SEC does not monitor the activity of Separate Account FP on a daily basis. AXA Equitable is not required to register, and is not registered, as an investment company under the Investment Company Act of 1940.

Each subaccount (variable investment option) of Separate Account FP available under Survivorship Incentive Life(R) Legacy invests solely in the applicable class of shares issued by the corresponding Portfolio of the applicable Trust. Separate Account FP immediately reinvests all dividends and other distributions it receives from a Portfolio in additional shares of that class in that Portfolio.

The Trusts sell their shares to AXA Equitable separate accounts in connection with AXA Equitable's variable life insurance and/or annuity products, and to separate accounts of insurance companies, both affiliated and unaffiliated with AXA Equitable. EQ Advisors Trust and AXA VIP Premier Trust also sell their shares to the trustee of a qualified plan for AXA Equitable. We currently do not foresee any disadvantages to our policyowners arising out of these arrangements. However, the Board of Trustees or Directors of each Trust intends to monitor events to identify any material irreconcilable conflicts that may arise and to determine what action, if any, should be taken in response. If we believe that a Board's response insufficiently protects our policyowners, we will see to it that appropriate action is taken to do so.


YOUR VOTING PRIVILEGES

VOTING OF PORTFOLIO SHARES. As the legal owner of any Portfolio shares that support a variable investment option, we will attend (and have the right to vote at) any meeting of shareholders of the Portfolio (or the Trusts). To satisfy currently-applicable legal requirements, however, we will give you the opportunity to tell us how to vote the number of each Portfolio's shares that are attributable to your policy. The number of full and fractional votes you are entitled to will be determined by dividing the policy account value (minus any policy indebtedness) allocable to an investment option by the net asset value per unit for the Portfolio underlying that investment option. We will vote shares attributable to policies for which we receive no instructions in the same proportion as the instructions we do receive from all policies that participate in our Separate Account FP (discussed below). With respect to any Portfolio shares that we are entitled to vote directly (because we do not hold them in a separate account or because they are not attributable to policies), we will vote in proportion to the instructions we have received from all holders of variable annuity and variable life insurance policies who are using that Portfolio. One result of proportional voting is that a small number of policy owners may control the outcome of a vote.

Under current legal requirements, we may disregard the voting instructions we receive from policyowners only in certain narrow circumstances prescribed by SEC regulations. If we do, we will advise you of the reasons in the next annual or semiannual report we send to you.

VOTING AS POLICYOWNER. In addition to being able to instruct voting of Portfolio shares as discussed above, policyowners that use our variable investment options may in a few instances be called upon to vote on matters that are not the subject of a shareholder vote being taken by any Portfolio. If so, you will have one vote for each $100 of policy account value in any such option; and we will vote our interest in Separate Account FP in the same proportion as the instructions we receive from holders of Survivorship Incentive Life(R) Legacy and other policies that Separate Account FP supports.


                                                       Who is AXA Equitable?  13

4.  About the Portfolios of the Trusts

--------------------------------------------------------------------------------
The AXA Allocation Portfolios offer policy owners a convenient opportunity to invest in other portfolios that are managed and have been selected for inclusion in the AXA Allocation Portfolios by AXA Equitable. AXA Advisors, LLC, an affiliated broker-dealer of AXA Equitable, may promote the benefits of such portfolios to policy owners and/or suggest, incidental to the sale of this contract, that policy owners consider whether allocating some or all of their account value to such portfolios is consistent with their desired investment objectives. In doing so, AXA Equitable, and/or its affiliates, may be subject to conflicts of interest insofar as AXA Equitable may derive greater revenues from the AXA Allocation Portfolios than certain other portfolios available to you under your policy. In addition, due to the relative diversification of the underlying portfolios covering various asset classes and categories, the AXA Allocation Portfolios may enable AXA Equitable to more efficiently manage AXA Equitable's financial risks associated with certain guaranteed features. Please see "Investment options within your policy" in "Risk/benefit summary: Policy features, benefits and risks" for more information about your role in managing your allocations.

AXA Equitable serves as the investment manager of the Portfolios of AXA Premier VIP Trust and EQ Advisors Trust. For some Portfolios, AXA Equitable has entered into sub-advisory agreements with investment advisers (the "sub-advisers") to carry out the day-to-day investment decisions for the Portfolios. As such, AXA Equitable oversees the activities of the sub-advisers with respect to the Trusts and is responsible for retaining or discontinuing the services of those sub-advisers. The chart below shows the currently available Portfolios and their investment objectives and indicates the investment manager or sub-adviser(s), as applicable, for each Portfolio.


PORTFOLIOS OF THE TRUSTS

--------------------------------------------------------------------------------------------------
AXA Premier VIP Trust
Portfolio Name                Objective
--------------------------------------------------------------------------------------------------
AXA AGGRESSIVE ALLOCATION     Seeks long-term capital appreciation.
--------------------------------------------------------------------------------------------------
AXA CONSERVATIVE ALLOCATION   Seeks a high level of current income.
--------------------------------------------------------------------------------------------------
AXA CONSERVATIVE-PLUS         Seeks current income and growth of capital, with a
 ALLOCATION                   greater emphasis on current income.
--------------------------------------------------------------------------------------------------
AXA MODERATE ALLOCATION       Seeks long-term capital appreciation and current income.
--------------------------------------------------------------------------------------------------
AXA MODERATE-PLUS             Seeks long-term capital appreciation and current income,
 ALLOCATION                   with a greater emphasis on capital appreciation.
--------------------------------------------------------------------------------------------------
MULTIMANAGER AGGRESSIVE       Long-term growth of capital.
 EQUITY
--------------------------------------------------------------------------------------------------
MULTIMANAGER CORE BOND        To seek a balance of high current income and capital
                              appreciation, consistent with a prudent level of risk.
--------------------------------------------------------------------------------------------------
MULTIMANAGER HEALTH CARE      Long-term growth of capital.
--------------------------------------------------------------------------------------------------
MULTIMANAGER HIGH YIELD       High total return through a combination of current
                              income and capital appreciation.
--------------------------------------------------------------------------------------------------
MULTIMANAGER INTERNATIONAL    Long-term growth of capital.
 EQUITY
--------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------------------------
 AXA Premier VIP Trust         Investment Manager (or Sub-Adviser(s), as
 Portfolio Name                applicable)
--------------------------------------------------------------------------------------------------
AXA AGGRESSIVE ALLOCATION     o AXA Equitable
--------------------------------------------------------------------------------------------------
AXA CONSERVATIVE ALLOCATION   o AXA Equitable
--------------------------------------------------------------------------------------------------
AXA CONSERVATIVE-PLUS         o AXA Equitable
 ALLOCATION
--------------------------------------------------------------------------------------------------
AXA MODERATE ALLOCATION       o AXA Equitable
--------------------------------------------------------------------------------------------------
AXA MODERATE-PLUS             o AXA Equitable
 ALLOCATION
--------------------------------------------------------------------------------------------------
MULTIMANAGER AGGRESSIVE       o AllianceBernstein L.P.
 EQUITY                       o ClearBridge Advisors, LLC
                              o Legg Mason Capital Management, Inc.
                              o Marsico Capital Management, LLC
--------------------------------------------------------------------------------------------------
MULTIMANAGER CORE BOND        o BlackRock Financial Management, Inc.
                              o Pacific Investment Management Company
                                LLC
--------------------------------------------------------------------------------------------------
MULTIMANAGER HEALTH CARE      o Invesco Aim Capital Management, Inc.
                              o RCM Capital Management LLC
                              o Wellington Management Company, LLP
--------------------------------------------------------------------------------------------------
MULTIMANAGER HIGH YIELD       o Pacific Investment Management Company
                                LLC
                              o Post Advisory Group, LLC
--------------------------------------------------------------------------------------------------
MULTIMANAGER INTERNATIONAL    o AllianceBernstein L.P.
 EQUITY                       o JPMorgan Investment Management Inc.
                              o Marsico Capital Management, LLC
--------------------------------------------------------------------------------------------------


14 About the Portfolios of the Trusts

PORTFOLIOS OF THE TRUSTS (CONTINUED)

--------------------------------------------------------------------------------------------------
 AXA Premier VIP Trust
 Portfolio Name                  Objective
--------------------------------------------------------------------------------------------------
MULTIMANAGER LARGE CAP         Long-term growth of capital.
 CORE EQUITY
--------------------------------------------------------------------------------------------------
MULTIMANAGER LARGE CAP         Long-term growth of capital.
 GROWTH
--------------------------------------------------------------------------------------------------
MULTIMANAGER LARGE CAP         Long-term growth of capital.
 VALUE
--------------------------------------------------------------------------------------------------
MULTIMANAGER MID CAP           Long-term growth of capital.
 GROWTH
--------------------------------------------------------------------------------------------------
MULTIMANAGER MID CAP VALUE     Long-term growth of capital.
--------------------------------------------------------------------------------------------------
MULTIMANAGER SMALL CAP         Long-term growth of capital.
 GROWTH
--------------------------------------------------------------------------------------------------
MULTIMANAGER SMALL CAP         Long-term growth of capital.
 VALUE
--------------------------------------------------------------------------------------------------
MULTIMANAGER TECHNOLOGY        Long-term growth of capital.
--------------------------------------------------------------------------------------------------
 EQ Advisors Trust
 Portfolio Name                Objective
--------------------------------------------------------------------------------------------------
EQ/ALLIANCEBERNSTEIN COM-      Seeks to achieve long-term growth of capital.
 MON STOCK
--------------------------------------------------------------------------------------------------
EQ/ALLIANCEBERNSTEIN INTER-    Seeks to achieve high current income consistent with
 MEDIATE GOVERNMENT            relative stability of principal.
 SECURITIES
--------------------------------------------------------------------------------------------------
EQ/ALLIANCEBERNSTEIN INTER-    Seeks to achieve long-term growth of capital.
 NATIONAL
--------------------------------------------------------------------------------------------------
EQ/ALLIANCEBERNSTEIN LARGE     Seeks to achieve long-term growth of capital.
 CAP GROWTH
--------------------------------------------------------------------------------------------------
EQ/ALLIANCEBERNSTEIN QUALITY   Seeks to achieve high current income consistent with
 BOND                          moderate risk to capital.
--------------------------------------------------------------------------------------------------
EQ/ALLIANCEBERNSTEIN SMALL     Seeks to achieve long-term growth of capital.
 CAP GROWTH
--------------------------------------------------------------------------------------------------
EQ/ALLIANCEBERNSTEIN VALUE     Seeks to achieve capital appreciation.
--------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------------------------
 AXA Premier VIP Trust          Investment Manager (or Sub-Adviser(s), as
 Portfolio Name                 applicable)
--------------------------------------------------------------------------------------------------
MULTIMANAGER LARGE CAP         o AllianceBernstein L.P.
 CORE EQUITY                   o Janus Capital Management LLC
                               o Thornburg Investment Management, Inc.
--------------------------------------------------------------------------------------------------
MULTIMANAGER LARGE CAP         o Goodman & Co. NY Ltd.
 GROWTH                        o Westfield Capital Management Company, L.P.
                               o T. Rowe Price Associates, Inc.
--------------------------------------------------------------------------------------------------
MULTIMANAGER LARGE CAP         o AllianceBernstein L.P.
 VALUE                         o Institutional Capital LLC
                               o MFS Investment Management
--------------------------------------------------------------------------------------------------
MULTIMANAGER MID CAP           o AllianceBernstein L.P.
 GROWTH                        o Franklin Advisers, Inc.
                               o Wellington Management Company, LLP
--------------------------------------------------------------------------------------------------
MULTIMANAGER MID CAP VALUE     o AXA Rosenberg Investment Management LLC
                               o TCW Investment Management Company
                               o Wellington Management Company, LLP
--------------------------------------------------------------------------------------------------
MULTIMANAGER SMALL CAP         o Eagle Asset Management, Inc.
 GROWTH                        o Wells Capital Management Inc.
--------------------------------------------------------------------------------------------------
MULTIMANAGER SMALL CAP         o Franklin Advisory Services, LLC
 VALUE                         o Lazard Asset Management LLC
                               o Pacific Global Investment Management
                                 Company
--------------------------------------------------------------------------------------------------
MULTIMANAGER TECHNOLOGY        o Firsthand Capital Management, Inc.
                               o RCM Capital Management LLC
                               o Wellington Management Company, LLP
--------------------------------------------------------------------------------------------------
 EQ Advisors Trust              Investment Manager (or Sub-Adviser(s), as
 Portfolio Name                 applicable)
--------------------------------------------------------------------------------------------------
EQ/ALLIANCEBERNSTEIN COM-      o AllianceBernstein L.P.
 MON STOCK
--------------------------------------------------------------------------------------------------
EQ/ALLIANCEBERNSTEIN INTER-    o AllianceBernstein L.P.
 MEDIATE GOVERNMENT
 SECURITIES
--------------------------------------------------------------------------------------------------
EQ/ALLIANCEBERNSTEIN INTER-    o AllianceBernstein L.P.
 NATIONAL
--------------------------------------------------------------------------------------------------
EQ/ALLIANCEBERNSTEIN LARGE     o AllianceBernstein L.P.
 CAP GROWTH
--------------------------------------------------------------------------------------------------
EQ/ALLIANCEBERNSTEIN QUALITY   o AllianceBernstein L.P.
 BOND
--------------------------------------------------------------------------------------------------
EQ/ALLIANCEBERNSTEIN SMALL     o AllianceBernstein L.P.
 CAP GROWTH
--------------------------------------------------------------------------------------------------
EQ/ALLIANCEBERNSTEIN VALUE     o AllianceBernstein L.P.
--------------------------------------------------------------------------------------------------

                                           About the Portfolios of the Trusts 15

PORTFOLIOS OF THE TRUSTS (CONTINUED)

--------------------------------------------------------------------------------------------------
 EQ Advisors Trust
 Portfolio Name                Objective
--------------------------------------------------------------------------------------------------
EQ/ARIEL APPRECIATION II     Seeks to achieve long-term capital appreciation.
--------------------------------------------------------------------------------------------------
EQ/AXA ROSENBERG VALUE       Seeks to increase value through bull markets and bear
 LONG/SHORT EQUITY           markets using strategies that are designed to limit expo-
                             sure to general equity market risk.
--------------------------------------------------------------------------------------------------
EQ/BLACKROCK BASIC VALUE     Seeks to achieve capital appreciation and secondarily,
 EQUITY                      income.
--------------------------------------------------------------------------------------------------
EQ/BLACKROCK INTERNATIONAL   Seeks to provide current income and long-term growth of
 VALUE                       income, accompanied by growth of capital.
--------------------------------------------------------------------------------------------------
EQ/BOSTON ADVISORS EQUITY    Seeks to achieve a combination of growth and income to
 INCOME                      achieve an above-average and consistent total return.
--------------------------------------------------------------------------------------------------
EQ/CALVERT SOCIALLY          Seeks to achieve long-term capital appreciation.
 RESPONSIBLE
--------------------------------------------------------------------------------------------------
EQ/CAPITAL GUARDIAN GROWTH   Seeks to achieve long-term growth of capital.
--------------------------------------------------------------------------------------------------
EQ/CAPITAL GUARDIAN          Seeks to achieve long-term growth of capital.
 RESEARCH
--------------------------------------------------------------------------------------------------
EQ/CAYWOOD-SCHOLL HIGH       Seeks to maximize current income.
 YIELD BOND
--------------------------------------------------------------------------------------------------
EQ/EQUITY 500 INDEX          Seeks to achieve a total return before expenses that
                             approximates the total return performance of the S&P
                             500 Index, including reinvestment of dividends, at a risk
                             level consistent with that of the S&P 500 Index.
--------------------------------------------------------------------------------------------------
EQ/EVERGREEN INTERNATIONAL   Seeks to achieve capital growth and current income.
 BOND
--------------------------------------------------------------------------------------------------
EQ/EVERGREEN OMEGA           Seeks to achieve long-term capital growth.
--------------------------------------------------------------------------------------------------
EQ/FI MID CAP                Seeks to achieve long-term growth of capital.
--------------------------------------------------------------------------------------------------
EQ/GAMCO MERGERS AND         Seeks to achieve capital appreciation.
 ACQUISITIONS
--------------------------------------------------------------------------------------------------
EQ/GAMCO SMALL COMPANY       Seeks to maximize capital appreciation.
 VALUE
--------------------------------------------------------------------------------------------------
EQ/INTERNATIONAL CORE PLUS   Seeks to achieve long-term growth of capital.
--------------------------------------------------------------------------------------------------
EQ/INTERNATIONAL GROWTH      Seeks to achieve capital appreciation.
--------------------------------------------------------------------------------------------------
EQ/JPMORGAN CORE BOND        Seeks to provide a high total return consistent with mod-
                             erate risk to capital and maintenance of liquidity.
--------------------------------------------------------------------------------------------------
EQ/JPMORGAN VALUE            Seeks to achieve long-term capital appreciation.
 OPPORTUNITIES
--------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------------------------
 EQ Advisors Trust            Investment Manager (or Sub-Adviser(s), as
 Portfolio Name               applicable)
--------------------------------------------------------------------------------------------------
EQ/ARIEL APPRECIATION II     o Ariel Capital Management, LLC
--------------------------------------------------------------------------------------------------
EQ/AXA ROSENBERG VALUE       o AXA Rosenberg Investment Management LLC
 LONG/SHORT EQUITY
--------------------------------------------------------------------------------------------------
EQ/BLACKROCK BASIC VALUE     o BlackRock Investment Management, LLC
 EQUITY
--------------------------------------------------------------------------------------------------
EQ/BLACKROCK INTERNATIONAL   o BlackRock Investment Management
 VALUE                         International Limited
--------------------------------------------------------------------------------------------------
EQ/BOSTON ADVISORS EQUITY    o Boston Advisors, LLC
 INCOME
--------------------------------------------------------------------------------------------------
EQ/CALVERT SOCIALLY          o Calvert Asset Management Company, Inc.
 RESPONSIBLE                 o Bridgeway Capital Management, Inc.
--------------------------------------------------------------------------------------------------
EQ/CAPITAL GUARDIAN GROWTH   o Capital Guardian Trust Company
--------------------------------------------------------------------------------------------------
EQ/CAPITAL GUARDIAN          o Capital Guardian Trust Company
 RESEARCH
--------------------------------------------------------------------------------------------------
EQ/CAYWOOD-SCHOLL HIGH       o Caywood-Scholl Capital Management
 YIELD BOND
--------------------------------------------------------------------------------------------------
EQ/EQUITY 500 INDEX          o AllianceBernstein L.P.
--------------------------------------------------------------------------------------------------
EQ/EVERGREEN INTERNATIONAL   o Evergreen Investment Management
 BOND                          Company, LLC
                             o First International Advisors, LLC (dba
                               "Evergreen International")
--------------------------------------------------------------------------------------------------
EQ/EVERGREEN OMEGA           o Evergreen Investment Management
                               Company, LLC
--------------------------------------------------------------------------------------------------
EQ/FI MID CAP                o Fidelity Management & Research Company
--------------------------------------------------------------------------------------------------
EQ/GAMCO MERGERS AND         o GAMCO Asset Management Inc.
 ACQUISITIONS
--------------------------------------------------------------------------------------------------
EQ/GAMCO SMALL COMPANY       o GAMCO Asset Management Inc.
 VALUE
--------------------------------------------------------------------------------------------------
EQ/INTERNATIONAL CORE PLUS   o AXA Equitable
                             o Mellon Capital Management Corporation
                             o Wentworth Hauser and Violich, Inc.
--------------------------------------------------------------------------------------------------
EQ/INTERNATIONAL GROWTH      o MFS Investment Management
--------------------------------------------------------------------------------------------------
EQ/JPMORGAN CORE BOND        o JPMorgan Investment Management Inc.
--------------------------------------------------------------------------------------------------
EQ/JPMORGAN VALUE            o JPMorgan Investment Management Inc.
 OPPORTUNITIES
--------------------------------------------------------------------------------------------------


16 About the Portfolios of the Trusts

PORTFOLIOS OF THE TRUSTS (CONTINUED)

--------------------------------------------------------------------------------------------------
EQ Advisors Trust
Portfolio Name                  Objective
--------------------------------------------------------------------------------------------------
EQ/LARGE CAP CORE PLUS         Seeks to achieve long-term growth of capital with a sec-
                               ondary objective to seek reasonable current income. For
                               purposes of this Portfolio, the words "reasonable current
                               income" mean moderate income.
--------------------------------------------------------------------------------------------------
EQ/LARGE CAP GROWTH PLUS       Seeks to provide long-term capital growth.
--------------------------------------------------------------------------------------------------
EQ/LEGG MASON VALUE EQUITY     Seeks to achieve long-term growth of capital.
--------------------------------------------------------------------------------------------------
EQ/LONG TERM BOND              Seeks to maximize income and capital appreciation
                               through investment in long-maturity debt obligations.
--------------------------------------------------------------------------------------------------
EQ/LORD ABBETT GROWTH AND      Seeks to achieve capital appreciation and growth of
 INCOME                        income without excessive fluctuation in market value.
--------------------------------------------------------------------------------------------------
EQ/LORD ABBETT LARGE CAP       Seeks to achieve capital appreciation and growth of
 CORE                          income with reasonable risk.
--------------------------------------------------------------------------------------------------
EQ/LORD ABBETT MID CAP VALUE   Seeks to achieve capital appreciation.
--------------------------------------------------------------------------------------------------
EQ/MARSICO FOCUS               Seeks to achieve long-term growth of capital.
--------------------------------------------------------------------------------------------------
EQ/MID CAP VALUE PLUS          Seeks to achieve long-term capital appreciation.
--------------------------------------------------------------------------------------------------
EQ/MONEY MARKET                Seeks to obtain a high level of current income, preserve
                               its assets and maintain liquidity.
--------------------------------------------------------------------------------------------------
EQ/MONTAG & CALDWELL           Seeks to achieve capital appreciation.
 GROWTH
--------------------------------------------------------------------------------------------------
EQ/PIMCO REAL RETURN           Seeks to achieve maximum real return consistent with
                               preservation of real capital and prudent investment man-
                               agement.
--------------------------------------------------------------------------------------------------
EQ/SHORT DURATION BOND         Seeks to achieve current income with reduced volatility of principal.
--------------------------------------------------------------------------------------------------
EQ/SMALL COMPANY INDEX         Seeks to replicate as closely as possible (before the
                               deduction of Portfolio expenses) the total return of the
                               Russell 2000 Index.
--------------------------------------------------------------------------------------------------
EQ/T. ROWE PRICE GROWTH        Seeks to achieve long-term capital appreciation and
 STOCK                         secondarily, income.
--------------------------------------------------------------------------------------------------
EQ/UBS GROWTH AND INCOME       Seeks to achieve total return through capital appreciation with income as a secondary consideration.
--------------------------------------------------------------------------------------------------
EQ/VAN KAMPEN COMSTOCK         Seeks to achieve capital growth and income.
--------------------------------------------------------------------------------------------------
EQ/VAN KAMPEN EMERGING         Seeks to achieve long-term capital appreciation.
 MARKETS EQUITY
--------------------------------------------------------------------------------------------------
EQ/VAN KAMPEN MID CAP          Seeks to achieve capital growth.
 GROWTH
--------------------------------------------------------------------------------------------------
EQ/VAN KAMPEN REAL ESTATE      Seeks to provide above average current income and long-
                               term capital appreciation.
--------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------------------------
EQ Advisors Trust              Investment Manager (or Sub-Adviser(s), as
Portfolio Name                 applicable)
--------------------------------------------------------------------------------------------------
EQ/LARGE CAP CORE PLUS         o AXA Equitable
                               o Institutional Capital LLC
                               o Mellon Capital Management Corporation
--------------------------------------------------------------------------------------------------
EQ/LARGE CAP GROWTH PLUS       o AXA Equitable
                               o Marsico Capital Management, LLC
                               o Mellon Capital Management Corporation
--------------------------------------------------------------------------------------------------
EQ/LEGG MASON VALUE EQUITY     o Legg Mason Capital Management, Inc.
--------------------------------------------------------------------------------------------------
EQ/LONG TERM BOND              o BlackRock Financial Management, Inc.
--------------------------------------------------------------------------------------------------
EQ/LORD ABBETT GROWTH AND      o Lord, Abbett & Co. LLC
 INCOME
--------------------------------------------------------------------------------------------------
EQ/LORD ABBETT LARGE CAP       o Lord, Abbett & Co. LLC
 CORE
--------------------------------------------------------------------------------------------------
EQ/LORD ABBETT MID CAP VALUE   o Lord, Abbett & Co. LLC
--------------------------------------------------------------------------------------------------
EQ/MARSICO FOCUS               o Marsico Capital Management, LLC
--------------------------------------------------------------------------------------------------
EQ/MID CAP VALUE PLUS          o AXA Equitable
                               o Mellon Capital Management Corporation
                               o Wellington Management Company LLP
--------------------------------------------------------------------------------------------------
EQ/MONEY MARKET                o The Dreyfus Corporation
--------------------------------------------------------------------------------------------------
EQ/MONTAG & CALDWELL           o Montag & Caldwell, Inc.
 GROWTH
--------------------------------------------------------------------------------------------------
EQ/PIMCO REAL RETURN           o Pacific Investment Management Company,
                                 LLC
--------------------------------------------------------------------------------------------------
EQ/SHORT DURATION BOND         o BlackRock Financial Management, Inc.
--------------------------------------------------------------------------------------------------
EQ/SMALL COMPANY INDEX         o AllianceBernstein L.P.
--------------------------------------------------------------------------------------------------
EQ/T. ROWE PRICE GROWTH        o T. Rowe Price Associates, Inc.
 STOCK
--------------------------------------------------------------------------------------------------
EQ/UBS GROWTH AND INCOME       o UBS Global Asset Management
                                 (Americas) Inc.
--------------------------------------------------------------------------------------------------
EQ/VAN KAMPEN COMSTOCK         o Morgan Stanley Investment Management Inc.
--------------------------------------------------------------------------------------------------
EQ/VAN KAMPEN EMERGING         o Morgan Stanley Investment Management Inc.
 MARKETS EQUITY
--------------------------------------------------------------------------------------------------
EQ/VAN KAMPEN MID CAP          o Morgan Stanley Investment Management Inc.
 GROWTH
--------------------------------------------------------------------------------------------------
EQ/VAN KAMPEN REAL ESTATE      o Morgan Stanley Investment Management Inc.
--------------------------------------------------------------------------------------------------

                                           About the Portfolios of the Trusts 17

You should consider the investment objectives, risks, and charges and expenses of the Portfolios carefully before investing. The prospectuses for the Trusts contain this and other important information about the Portfolios. The prospectuses should be read carefully before investing. In order to obtain copies of Trust prospectuses that do not accompany this prospectus, you may call one of our customer service representatives at 1-800-777-6510.


18 About the Portfolios of the Trusts

5. Determining your policy's value

--------------------------------------------------------------------------------
YOUR POLICY ACCOUNT VALUE

As set forth earlier in this prospectus, we deduct certain charges from each premium payment you make. We credit the rest of each premium payment to your policy's "account value." You instruct us to allocate your policy account value to one or more of the policy's investment options indicated on the front cover of this prospectus.

Your policy account value is the total of (i) your amounts in our variable investment options, (ii) your amounts in our guaranteed interest option, other than in (iii) and (iii) any amounts that we are holding to secure policy loans that you have taken (including any interest on those amounts which has not yet been allocated to the variable investment options.) See "Borrowing from your policy" later in this prospectus. Your "net policy account value " is the total of (i) and (ii) above, plus any interest credited on the loaned amounts, minus any interest accrued on outstanding loans and minus any "restricted" amounts that we hold in the guaranteed interest option as a result of any payment received under a living benefits rider. (Your policy and other supplemental material may refer to the account that holds the amounts in (ii) and (iii) above as our "Guaranteed Interest Account.") Your policy account value is subject to certain charges discussed in "Risk/benefit summary: Charges and expenses you will pay" earlier in this prospectus.

--------------------------------------------------------------------------------
Your policy account value will be credited with the same returns as are achieved by the Portfolios that you select and interest credited on amounts in the guaranteed interest option, and is reduced by the amount of charges we deduct under the policy.
--------------------------------------------------------------------------------

YOUR POLICY'S VALUE IN OUR VARIABLE INVESTMENT OPTIONS. We invest the policy account value that you have allocated to any variable investment option in shares of the corresponding Portfolio. Your value in each variable investment option is measured by "units."

The number of your units in any variable investment option does not change, absent an event or transaction under your policy that involves moving assets into or out of that option. Whenever any amount is withdrawn or otherwise deducted from one of your policy's variable investment options, we "redeem" (cancel) the number of units that has a value equal to that amount. This can happen, for example, when all or a portion of monthly deductions and transaction-based charges are allocated to that option, or when loans, transfers, withdrawals and surrenders are made from that option. Similarly, you "purchase" additional units having the same value as the amount of any premium (after deduction of any premium charge), loan repayment, or transfer that you allocate to that option.

The value of each unit will increase or decrease each business day, as though you had invested in the corresponding Portfolio's shares directly (and reinvested all dividends and distributions from the Portfolio in additional Portfolio shares). On any day, your value in any variable investment option equals the number of units credited to your policy under that option, multiplied by that day's value for one such unit. The mortality and expense risk charge mentioned earlier in this prospectus is calculated as a percentage of the value you have in the variable investment options and deducted monthly from your policy account based on your deduction allocations unless the extended no lapse guarantee rider or the paid up death benefit guarantee is in effect. For more information on how we allocate charges, see "How we allocate charges among your investment options" earlier in this prospectus.

YOUR POLICY'S VALUE IN OUR GUARANTEED INTEREST OPTION. Your policy's value in our guaranteed interest option includes: (i) any amounts that have been allocated to that option, based on your request, and (ii) any "restricted" amounts that we hold in that option as a result of your election to receive a living benefit. See "Your option to receive a terminal illness living benefit" later in this prospectus. We credit all of such amounts with interest at rates we declare from time to time. We guarantee that these rates will not be less than a 2% effective annual rate.

Amounts may be allocated to or removed from your policy's value in our guaranteed interest option for the same purposes as described earlier in this prospectus for the variable investment options. We credit your policy with a number of dollars in that option that equals any amount that is being allocated to it. Similarly, if amounts are being removed from your guaranteed interest option for any reason, we reduce the amount you have credited to that option on a dollar-for-dollar basis.

                                             Determining your policy's value  19

6. Transferring your money among our investment options

--------------------------------------------------------------------------------
TRANSFERS YOU CAN MAKE
--------------------------------------------------------------------------------

You can transfer among our variable investment options and into our guaranteed interest option.
--------------------------------------------------------------------------------

After your policy's Allocation Date, you can transfer amounts from one investment option to another. Unless either the paid up death benefit guarantee or the extended no lapse guarantee are in effect, there are no restrictions on transfers into the guaranteed interest option. However, transfers out of the guaranteed interest option and among our variable investment options are more limited. The total of all transfers you make on the same day must be at least $500; except that you may transfer your entire balance in an investment option, even if it is less than $500. We also reserve the right to restrict transfers among variable investment options as described in your policy, including limitations on the number, frequency, or dollar amount of transfers.

Certain transfer restrictions apply if the paid up death benefit guarantee or the extended no lapse guarantee rider is in effect. For more information, see "Paid up death benefit guarantee" and "Extended no lapse guarantee rider" in "More information about policy features and benefits."

Please see "Investment options within your policy" in "Risk/benefit summary:
Policy features, benefits and risks" for more information about your role in managing your allocations.

--------------------------------------------------------------------------------
Transfers out of our guaranteed interest option are more limited.
--------------------------------------------------------------------------------

RESTRICTIONS ON TRANSFERS OUT OF THE GUARANTEED INTEREST OPTION. We only permit you to make one transfer out of our guaranteed interest option during each policy year. (No such limit applies to transfers out of our variable investment options.) Also, the maximum amount of any transfer from our guaranteed interest option in any policy year is the greatest of (a) 25% of your balance in that option on the transfer effective date, (b) $500, or (c) the amount (if any) that you transferred out of the guaranteed interest option during the immediately preceding policy year.

We will not accept a request to transfer out of the guaranteed interest option unless we receive it within the period beginning 30 days before and ending 60 days after an anniversary of your policy. If we receive the request within that period on or before the anniversary, the transfer will occur as of that anniversary or, if within that period after the anniversary, as of the date we receive it.

DISRUPTIVE TRANSFER ACTIVITY. We reserve the right to limit access to the services described below if we determine that you are engaged in a disruptive transfer activity, such as "market timing" (see "Disruptive transfer activity" in "More information about other matters").


HOW TO MAKE TRANSFERS

INTERNET TRANSFERS. You can make transfers over the Internet if you are the owner of the policy. You may do this by visiting our AXA-Equitable.com Website and registering for online account access. The service may not always be available. The restrictions relating to online transfers are described below.

ONLINE TRANSFERS. You can make online transfers by following one of two procedures:

o if you are both an insured person under a policy and its sole owner, by logging onto our Website, described under "By Internet" in "How to reach us" earlier in this prospectus; or

o whether or not you are both an insured person and the sole owner, by sending us a signed transfer authorization form. Once we have the form on file, we will provide you with online access to make transfers.

For more information see "Telephone and Internet requests" later in this prospectus. We allow only one request for transfers each day (although that request may include multiple transfers). If you are unable to reach us via our Website, you should send a written transfer request to our Administrative Office.

TRANSFERS THROUGH OUR ADMINISTRATIVE OFFICE. You may submit a written request for a transfer to our Administrative Office.


OUR AUTOMATIC TRANSFER SERVICE

We offer an automatic transfer service. This service allows you to gradually allocate amounts to the variable investment options by periodically transferring approximately the same dollar amount to the variable investment options you select. This will cause you to purchase more units if the unit's value is low, and fewer units if the unit's value is high. Therefore, you may achieve a lower average cost per unit over the long term.

--------------------------------------------------------------------------------
Using the automatic transfer service does not guarantee that you will earn a profit or be protected against losses.
--------------------------------------------------------------------------------

Our automatic transfer service (also referred to as our "dollar cost averaging service") enables you to make automatic monthly transfers from the EQ/Money Market option to our other variable investment options. You may elect the automatic transfer service with your policy application or at any later time (provided you are not using the asset rebalancing service described below). At least $5,000 must be allocated to the EQ/Money Market option to begin using the automatic transfer service. You can choose up to eight other variable investment options to receive the automatic transfers, but each transfer to each option must be at least $50.

This service terminates when the EQ/Money Market option is depleted. You can also cancel the automatic transfer service at any time. You may not simultaneously participate in the asset rebalancing service and the automatic transfer service. Also, this service will automatically terminate if the paid up death benefit guarantee is in effect. This service is not available while the extended no lapse guarantee rider is in effect.


20  Transferring your money among our investment options

We will not deduct a transfer charge for any transfer made in connection with our automatic transfer service.


OUR ASSET REBALANCING SERVICE

You may wish us to periodically redistribute the amounts you have in our variable investment options so that the relative amount of your policy account value in each variable option is restored to an asset allocation that you select. You can accomplish this automatically through our asset rebalancing service. The rebalancing may be at quarterly, semiannual, or annual intervals.

You may specify asset allocation percentages for all available variable investment options up to a maximum of 50. The allocation percentage you specify for each variable investment option selected must be at least 2% (whole percentages only) of the total value you hold under the variable investment options, and the sum of the percentages must equal 100%. You may not simultaneously participate in the asset rebalancing service and the automatic transfer service (discussed above).

You may request the asset rebalancing service in your policy application or at any later time. You may change your allocation instructions or discontinue participation in the asset rebalancing service at any time.

We will not deduct a transfer charge for any transfer made in connection with our asset rebalancing service. Also, this service will automatically terminate if you elect the paid up death benefit guarantee. This service is not available while the extended no lapse guarantee rider is in effect.


                        Transferring your money among our investment options  21

7. Accessing your money

--------------------------------------------------------------------------------

BORROWING FROM YOUR POLICY

You may borrow up to 90% of the difference between your policy account value and any surrender charges that are in effect under your policy. (In your policy, this "difference" is referred to as your Cash Surrender Value.) However, the amount you can borrow will be reduced by any amount that we hold on a "restricted" basis following your receipt of a terminal illness living benefits payment, as well as by any other loans (and accrued loan interest) you have outstanding. See "Your option to receive a terminal illness living benefit" below. The minimum loan amount generally is $500.

--------------------------------------------------------------------------------
You can use policy loans to obtain funds from your policy without surrender charges or, in most cases, paying current income taxes. However, the borrowed amount is no longer credited with the investment results of any of our investment options under the policy.
--------------------------------------------------------------------------------

When you take a policy loan, we remove an amount equal to the loan from one or more of your investment options and hold it as collateral for the loan's repayment. We hold this loan collateral under the same terms and conditions as apply to amounts supporting our guaranteed interest option, with several exceptions:

o  you cannot make transfers or withdrawals of the collateral;

o we expect to credit different rates of interest to loan collateral than we credit under our guaranteed interest option;

o  we do not count the collateral when we compute our customer loyalty credit;
   and

o  the collateral is not available to pay policy charges.

When you request your loan, you should tell us how much of the loan collateral you wish to have taken from any amounts you have in each of our investment options. If you do not give us directions (or if we are making the loan automatically to cover unpaid loan interest), we will take the loan from your investment options in the same proportion as we are then taking monthly deductions for charges. If that is not possible, we will take the loan from your investment options in proportion to your value in each. If either the extended no lapse guarantee rider or the paid up death benefit guarantee is in effect, and you do not give us directions or the directions cannot be followed due to insufficient funds (or we are making the loan automatically to cover unpaid loan interest), we will take the loan from your investment options in proportion to your value in each.

LOAN INTEREST WE CHARGE. The interest we charge on a policy loan accrues daily at an adjustable interest rate. We determine the rate at the beginning of each year of your policy, and that rate applies to all policy loans that are outstanding at any time during the year. The maximum rate is the greater of (a) 3% or (b) the "Monthly Average Corporate" yield published in Moody's Corporate Bond Yield Averages for the month that ends two months before the interest rate is set. (If that average is no longer published, we will use another average, as the policy provides.) Currently, the loan interest rate is 3% for the first fifteen policy years and 2% thereafter. We will notify you of the current loan interest rate when you apply for a loan, and will notify you in advance of any rate increase.

Loan interest payments are due on each policy anniversary. If not paid when due, we automatically add the interest as a new policy loan.

INTEREST THAT WE CREDIT ON LOAN COLLATERAL. Under our current rules, the annual interest rate we credit on your loan collateral during any of your policy's first fifteen years will be 1% less than the rate we are then charging you for policy loan interest, and, beginning in the policy's 16th year, equal to the loan interest rate. The elimination of the rate differential is not guaranteed, however. Accordingly, we have discretion to increase the rate differential for any period, including under policies that are already in force (and may have outstanding loans). We do guarantee that the annual rate of interest credited on your loan collateral will never be less than 2% and that the differential will not exceed 1%. Because we first offered Survivorship Incentive Life(R) Legacy in 2008, the interest rate differential has not yet been eliminated under any in-force policy.

We credit interest on your loan collateral daily. On each anniversary of your policy (or when your policy loan is fully repaid) we transfer that interest to your policy's investment options in the same proportions as if it were a premium payment. If the paid up death benefit guarantee is in effect, we transfer the interest in accordance with your allocation instructions on record.

EFFECTS OF A POLICY LOAN. If not repaid, the aggregate amount of the outstanding loan and any accrued loan interest will reduce your cash surrender value and your life insurance benefit that might otherwise be payable. We will deduct any outstanding policy loan and accrued loan interest from your policy's proceeds if you do not pay it back. Also, a loan can reduce the length of time that your insurance remains in force, because the amount we set aside as loan collateral cannot be used to pay charges as they become due. A loan can also cause any paid up death benefit guarantee to terminate or may cause the no lapse guarantee or the extended no lapse guarantee to become unavailable.

A policy loan, repaid or not, has a permanent effect on your cash surrender value. This results because the investment results of each investment option apply only to the amounts remaining in such investment options. The longer the loan is outstanding, the greater the effect on your cash surrender value is likely to be.

Even if a loan is not taxable when made, it may later become taxable, for example, upon termination or surrender. See "Tax information" below for a discussion of the tax consequences of a policy loan.

PAYING OFF YOUR LOAN. You can repay all or part of your loan at any time. We normally assume that payments you send us are premium payments. Therefore, you must submit instructions with your payment indicating that it is a loan repayment. If you send us more than all of


22  Accessing your money
the loan principal and interest you owe, we will treat the excess as a premium payment. Any payment received while the paid up death benefit guarantee is in effect will be applied as a loan repayment (or refunded if it is in excess of the loan amount and outstanding interest).

When you send us a loan repayment, we will transfer an amount equal to such repayment from your loan collateral back to the investment options under your policy. First we will restore any amounts that, before being designated as loan collateral, had been in the guaranteed interest option under your policy. We will allocate any additional repayments among investment options as you instruct; or, if you don't instruct us, in the same proportion as if they were premium payments.

If the extended no lapse guarantee rider or the paid up death benefit guarantee is in effect, any loan repayment allocated to the unloaned portion of the guaranteed interest option will be limited to an amount so that the value in the unloaned portion of the guaranteed interest option does not exceed 25% of the amount that you have in your unloaned policy account value. Any portion of the loan repayment that we cannot allocate to the guaranteed interest option will be allocated to the variable investment options in proportion to any amounts that you specified for that particular loan repayment. If you did not specify, we will allocate that portion of the loan repayment in proportion to the premium allocation percentages or the paid up death benefit guarantee allocation percentages for the variable investment options on record.


MAKING WITHDRAWALS FROM YOUR POLICY

You may make a partial withdrawal of your net cash surrender value (defined below) at any time after the first year of your policy and before the policy anniversary nearest to the younger insured's 100th birthday, provided the paid up death benefit guarantee is not in effect. The request must be for at least $500, however, and we have discretion to decline any request. If you do not tell us from which investment options you wish us to take the withdrawal, we will use the same allocation that then applies for the monthly deductions we make for charges; and, if that is not possible, we will take the withdrawal from all of your investment options in proportion to your value in each. We will not deduct a charge for making a partial withdrawal. If the extended no lapse guarantee is in effect, there are limitations on partial withdrawals from the variable investment options and different allocation rules apply. See "Extended No Lapse Guarantee Rider" under "More information about policy features and benefits" later in this prospectus.

--------------------------------------------------------------------------------
You can withdraw all or part of your policy's net cash surrender value, although you may incur tax consequences by doing so.
--------------------------------------------------------------------------------

EFFECT OF PARTIAL WITHDRAWALS ON INSURANCE COVERAGE. If the Option A death benefit is in effect, a partial withdrawal results in a dollar-for-dollar automatic reduction in the policy's face amount (and, hence, an equal reduction in the Option A death benefit). Face amount reductions that occur automatically as a result of partial withdrawals, however, do not result in our deducting any portion of any then-remaining surrender charge. We will not permit a partial withdrawal that would reduce the face amount below $200,000 or that would cause the policy to no longer be treated as life insurance for federal income tax purposes.

If death benefit Option B is in effect, a partial withdrawal reduces the death benefit on a dollar for dollar basis, but does not affect the face amount.

The result is different, however, during any time when the alternative death benefit (discussed later in this prospectus) would be higher than the Option A or B death benefit you have selected. In that case, a partial withdrawal will cause the death benefit to decrease by more than the amount of the withdrawal. A partial withdrawal reduces the amount of your premium payments that counts toward maintaining the policy's no lapse guarantee and the extended no lapse guarantee, as well. A partial withdrawal may increase the chance that your policy could lapse because of insufficient value to pay charges as they fall due or failure to pass the guarantee premium test for those guarantees.

You should refer to "Tax information" below, for information about possible tax consequences of partial withdrawals and any associated reduction in policy benefits. Also, partial withdrawals are not permitted while the paid up death benefit guarantee is in effect. Please see "Paid up death benefit guarantee" in "More information about policy features and benefits."


SURRENDERING YOUR POLICY FOR ITS NET CASH SURRENDER VALUE

You can surrender (give us back) your policy for its "net cash surrender value" at any time. The net cash surrender value equals your policy account value, minus any outstanding loan and unpaid loan interest, minus any amount of your policy account value that is "restricted" as a result of previously distributed "terminal illness living benefits," and minus any surrender charge that then remains applicable. The surrender charge is described in "Charges and expenses you will pay" earlier in this prospectus.

Please refer to "Tax information" below for the possible tax consequences of surrendering your policy.


YOUR OPTION TO RECEIVE A TERMINAL ILLNESS LIVING BENEFIT

Subject to our insurance underwriting guidelines and availability in your state, your policy will automatically include our living benefits rider. This feature enables you to receive a portion (generally the lesser of 75% or $500,000) of the policy's death benefit (excluding death benefits payable under certain other policy riders), if one of the insured persons has died and the surviving insured person has a terminal illness (as defined in the rider). We make no additional charge for the rider, but we will deduct a one-time administrative charge of up to $250 from any living benefit we pay.

If you tell us that you do not wish to have the living benefits rider added at issue, but you later ask to add it, there will be a $100 administrative charge. Also, we will need to evaluate the insurance risk of the insured person(s) at that time, and we may decline to issue the rider.


                                                        Accessing your money  23

If you receive a living benefit on account of a terminal illness, the remaining benefits under your policy will be affected. We will deduct the amount of any living benefit we have paid, plus interest (as specified in the rider), from the death benefit proceeds that become payable under the policy when the surviving insured person dies. (In your policy, we refer to this as a "lien" we establish against your policy.) In addition, once you receive a living benefit, you cannot elect the paid up death benefit guarantee.

When we pay a living benefit, we automatically transfer a pro rata portion of your policy's net cash surrender value to the policy's guaranteed interest option. This amount, together with the interest we charge thereon, will be "restricted" - that is, it will not be available for any loans, transfers or partial withdrawals that you may wish to make. In addition, it may not be used to satisfy the charges we deduct from your policy's value. We will also deduct these restricted amounts from any subsequent surrender proceeds that we pay.

The receipt of a living benefits payment may qualify for exclusion from income tax. See "Tax information" below. Receipt of a living benefits payment may affect your eligibility for certain government benefits or entitlements.

--------------------------------------------------------------------------------
You can arrange to receive a "living benefit" if the surviving insured person becomes terminally ill.
--------------------------------------------------------------------------------


24  Accessing your money

8. Tax information

--------------------------------------------------------------------------------
This discussion is based on current federal income tax law and interpretations. It assumes that each policyowner is a natural person who is a U.S. citizen and resident and has an insurable interest in each insured. The tax effects on corporate taxpayers, non-U.S. residents or non-U.S. citizens may be different. This discussion is general in nature, and should not be considered tax advice, for which you should consult a qualified tax advisor.


BASIC TAX TREATMENT FOR YOU AND YOUR BENEFICIARY

A Survivorship Incentive Life(R) Legacy policy will be treated as "life insurance" for federal income tax purposes (a) if it meets the definition of life insurance under Section 7702 of the Internal Revenue Code (the "Code") and
(b) as long as the investments made by the underlying Portfolios satisfy certain investment diversification requirements under Section 817(h) of the Code. We believe that the policies will meet these requirements and, therefore, that:

o the death benefit received by the beneficiary under your policy generally will not be subject to federal income tax; and

o increases in your policy account value as a result of interest or investment experience will not be subject to federal income tax, unless and until there is a distribution from your policy, such as a surrender, a partial withdrawal, loan or a payment to you.

There may be different tax consequences if you assign your policy or designate a new owner. See "Assigning your policy" later in this prospectus. See also special rules below for "Business and employer owned policies," and for the discussion of insurable interest under "Other information."


TAX TREATMENT OF DISTRIBUTIONS TO YOU (LOANS, PARTIAL WITHDRAWALS, AND FULL SURRENDER)

The federal income tax consequences of a distribution from your policy depend on whether your policy is a "modified endowment contract" (sometimes also referred to as a "MEC"). In all cases, however, the character of any income described below as being taxable to the recipient will be ordinary income (as opposed to capital gain).

TESTING FOR MODIFIED ENDOWMENT CONTRACT STATUS. Your policy will be a "modified endowment contract" if, at any time during the first seven years of your policy, you have paid a cumulative amount of premiums that exceeds the cumulative seven-pay limit. The cumulative seven-pay limit is the amount of premiums that you would have paid by that time under a similar fixed-benefit insurance policy that was designed (based on certain assumptions mandated under the Code) to provide for "paid up" future benefits after the payment of seven equal annual premiums. ("Paid up" means no future premiums will be required.) This is called the "seven-pay" test.

Whenever there is a "material change" under a policy, the policy will generally be (a) treated as a new contract for purposes of determining whether the policy is a modified endowment contract and (b) subjected to a new seven-pay period and a new seven-pay limit. The new seven-pay limit would be determined taking into account, under a prescribed formula, the policy account value of the policy at the time of such change. A materially changed policy would be considered a modified endowment contract if it failed to satisfy the new seven-pay limit at any time during the new seven-pay period. A material change for these purposes could occur as a result of a change in death benefit option or certain other changes.

If your policy's benefits are ever reduced, the seven-pay limit will be redetermined based on the reduced level of benefits and applied retroactively for purposes of the seven-pay test. (Such a reduction in benefits could include, for example, a requested decrease in face amount, a change in death benefit option or, in some cases, a partial withdrawal.) If the premiums previously paid during its first seven years (or within seven years after a material change), are greater than the recalculated (lower) seven-pay limit, the policy will become a modified endowment contract.

A life insurance policy that you receive in exchange for a modified endowment contract will also be considered a modified endowment contract.

In addition to the above premium limits for testing for modified endowment status, federal income tax rules must be complied with in order for it to qualify as life insurance. Changes made to your policy, for example, a decrease in face amount (including any decrease that may occur as a result of a partial withdrawal) or other decrease in benefits, may impact your ability to pay additional premiums due to the maximum amount of policy account value that may be maintained under the policy relative to the policy face amount. We may also be required to provide a higher death benefit notwithstanding the decrease in face amount in order to assure that your policy continues to qualify as life insurance. See also "Changes we can make" later in this prospectus.

TAXATION OF PRE-DEATH DISTRIBUTIONS IF YOUR POLICY IS NOT A MODIFIED ENDOWMENT CONTRACT. As long as your policy remains in force as a non-modified endowment contract, policy loans will be treated as indebtedness, and no part of the loan proceeds will be subject to current federal income tax. Interest on the loan will generally not be tax deductible, although interest credited on loan collateral may become taxable under the rules below if distributed. Also, see below for taxation of loans upon surrender or termination of your policy.

If you make a partial withdrawal after the first 15 years of your policy, the proceeds will not be subject to federal income tax except to the extent such proceeds exceed your "basis" in your policy. (Your basis generally will equal the premiums you have paid, less the amount of any previous distributions from your policy that were not taxable.) During the first 15 years, however, the proceeds from a partial withdrawal could be subject to federal income tax, under a complex formula, to the extent that your policy account value exceeds your basis.


                                                             Tax information  25

Upon full surrender, any amount by which the proceeds we pay (including amounts we use to discharge any policy loan and unpaid loan interest) exceed your basis in the policy will be subject to federal income tax. IN ADDITION, IF A POLICY TERMINATES AFTER A GRACE PERIOD, THE EXTINGUISHMENT OF ANY THEN-OUTSTANDING POLICY LOAN AND UNPAID LOAN INTEREST WILL BE TREATED AS A DISTRIBUTION AND COULD BE SUBJECT TO TAX UNDER THE FOREGOING RULES. Finally, if you make an assignment of rights or benefits under your policy, you may be deemed to have received a distribution from your policy, all or part of which may be taxable.

TAXATION OF PRE-DEATH DISTRIBUTIONS IF YOUR POLICY IS A MODIFIED ENDOWMENT CONTRACT. Any distribution from your policy will be taxed on an "income-first" basis if your policy is a modified endowment contract. Distributions for this purpose include a loan (including any increase in the loan amount to pay interest on an existing loan or an assignment or a pledge to secure a loan) or withdrawal. Any such distributions will be considered taxable income to you to the extent your policy account value exceeds your basis in the policy. (For modified endowment contracts, your basis is similar to the basis described above for other policies, except that it also would be increased by the amount of any prior loan under your policy that was considered taxable income to you.)

For purposes of determining the taxable portion of any distribution, all modified endowment contracts issued by AXA Equitable (or its affiliates) to the same owner (excluding certain qualified plans) during any calendar year are treated as if they were a single contract.

A 10% penalty tax also will apply to the taxable portion of most distributions from a policy that is a modified endowment contract. The penalty tax will not, however, apply to (i) taxpayers whose actual age is at least 59-1/2, (ii) distributions in the case of a disability (as defined in the Code) or (iii) distributions received as part of a series of substantially equal periodic annuity payments for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of the taxpayer and his or her beneficiary.

IF YOUR POLICY TERMINATES AFTER A GRACE PERIOD, THE EXTINGUISHMENT OF ANY THEN OUTSTANDING POLICY LOAN AND UNPAID LOAN INTEREST WILL BE TREATED AS A DISTRIBUTION (to the extent the loan was not previously treated as such) and could be subject to tax, including the 10% penalty tax, as described above. In addition, upon a full surrender, any excess of the proceeds we pay (including any amounts we use to discharge any loan) over your basis in the policy, will be subject to federal income tax and, unless an exception applies, the 10% penalty tax.

Distributions that occur during a year of your policy in which it becomes a modified endowment contract, and during any subsequent years, will be taxed as described in the four preceding paragraphs. In addition, distributions from a policy within two years before it becomes a modified endowment contract also will be subject to tax in this manner. This means that a distribution made from a policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.

RESTORATION OF A TERMINATED POLICY. For tax purposes, some restorations of a policy that terminated after a grace period may be treated as the purchase of a new policy.

TAX TREATMENT OF LIVING BENEFITS PROCEEDS

Amounts received under an insurance policy on the life of an individual who is terminally ill, as defined by the tax law, are generally excludable from the payee's gross income. We believe that the benefits provided under our living benefits rider meet the tax law's definition of terminally ill and can qualify for this income tax exclusion. This exclusion does not apply to amounts paid to someone other than the surviving insured person if the payee has an insurable interest in the surviving insured person's life only because that insured person is a director, officer or employee of the payee or by reason of that insured person being financially interested in any trade or business carried on by the payee.


EFFECT OF POLICY SPLITS

Certain riders permit the splitting of a policy into two other individual policies on the lives of a husband and wife, upon a divorce or certain changes in the Federal estate tax law. This splitting of a policy could have adverse tax consequences, including, but not limited to, the recognition of taxable income in an amount up to any gain in the policy at the time of the split.


BUSINESS AND EMPLOYER OWNED POLICIES

Any employer owned life insurance arrangement on an employee or director as well as any corporate, trade, or business use of a policy should be carefully reviewed by your tax advisor with attention to the rules discussed below. Also, careful consideration should be given to any other rules that may apply, including other possible pending or recently enacted legislative proposals.

REQUIREMENTS FOR INCOME TAX FREE DEATH BENEFITS. Federal tax legislation enacted in 2006 imposes additional new requirements for employer owned life insurance policies. The provisions can have broad application for contract owners engaged in a trade or business, or certain related persons. These requirements include detailed notice and consent rules, tax reporting requirements and limitations on those employees (including directors) who can be insured under the life insurance policy. Failure to satisfy applicable requirements will result in death benefits in excess of premiums paid by the owner being includible in the owner's income upon the death of the insured employee. Notice and consent requirements must be satisfied before the issuance of the life insurance policy or a material change to an existing life insurance policy.

The new rules generally apply to life insurance policies issued after August 17, 2006. Note, however, that material increases in the death benefit or other material changes will generally cause an existing policy to be treated as a new policy and thus subject to the new requirements. The term "material" has not yet been fully defined but is expected to not include automatic increases in death benefits in order to maintain compliance of the life insurance policy tax qualification rules under the Code. An exception for certain tax-free exchanges of life insurance policies pursuant to Section 1035 of the Code may be available but is not clearly defined.

LIMITATIONS ON INTEREST DEDUCTIBILITY FOR BUSINESS OWNED LIFE INSURANCE. Ownership of a policy by a trade or business can limit the amount of any interest on business borrowings that entity otherwise


26  Tax information
could deduct for federal income tax purposes, even though such business borrowings may be unrelated to the policy. To avoid the limit, the insured person must be an officer, director, employee or 20% owner of the trade or business entity when coverage on that person commences. In the case of a 20% owner, a policy covering joint lives must cover the owner and such owner's spouse.

The limit does not generally apply for policies owned by natural persons (even if those persons are conducting a trade or business as sole proprietorships), unless a trade or business entity that is not a sole proprietorship is a direct or indirect beneficiary under the policy. Entities commonly have such a beneficial interest, for example, in so-called "split-dollar" arrangements. If the trade or business entity has such an interest in a policy, it will be treated the same as if it owned the policy for purposes of the limit on deducting interest on unrelated business income.

The limit generally applies only to policies issued after June 8, 1997 in taxable years ending after such date. However, for this purpose, any material change in a policy will be treated as the issuance of a new policy.

In cases where the above-discussed limit on deductibility applies, the non-deductible portion of unrelated interest on business loans is determined by multiplying the total amount of such interest by a fraction. The numerator of the fraction is the policy's average account value (excluding amounts we are holding to secure any policy loans) for the year in question, and the denominator is the average for the year of the aggregate tax bases of all the entity's other assets.


REQUIREMENT THAT WE DIVERSIFY INVESTMENTS

Under Section 817(h) of the Code, the Treasury Department has issued regulations that implement investment diversification requirements. Failure to comply with these regulations would disqualify your policy as a life insurance policy under Section 7702 of the Code. If this were to occur, you would be subject to federal income tax on any income and gains under the policy and the death benefit proceeds would lose their income tax-free status. These consequences would continue for the period of the disqualification and for subsequent periods. Through the Portfolios, we intend to comply with the applicable diversification requirements.


ESTATE, GIFT, AND GENERATION-SKIPPING TAXES

If the policy's owner is the surviving insured person, the death benefit will generally be includable in the owner's estate for purposes of federal estate tax. If an owner is not the surviving insured person, and that owner dies before the surviving insured person, the value of that owner's interest in the policy would be includable in that owner's estate. If the owner is neither the surviving insured person nor the beneficiary, the owner will be considered to have made a gift to the beneficiary of the death benefit proceeds when they become payable.

In general, a person will not owe estate or gift taxes until gifts made by such person, plus that person's taxable estate, total at least $1 million. (For estate tax purposes only, this amount is scheduled to rise at periodic intervals, going to $2 million in 2006 through 2008 and ultimately to $3.5 million in 2009. For year 2010, the estate tax is scheduled to be repealed. For years 2011 and thereafter the estate tax is reinstated and the gift and estate tax exemption referred to above would again be $1 million.) For this purpose, however, certain amounts may be deductible or excludable, such as gifts and bequests to the person's spouse or charitable institutions and certain gifts of $12,000 for 2008 (this amount is indexed annually for inflation) or less per year for each recipient.

As a general rule, if you make a "transfer" to a person two or more generations younger than you, a generation-skipping tax may be payable. Generation-skipping transactions would include, for example, a case where a grandparent "skips" his or her children and names his or her grandchildren as a policy's beneficiaries. In that case, the generation-skipping "transfer" would be deemed to occur when the insurance proceeds are paid. The generation-skipping tax rates are similar to the maximum estate tax rate in effect at the time. Individuals, however, are generally allowed an aggregate generation-skipping tax exemption of $1 million (previously indexed annually for inflation, e.g. $1.12 million for 2003. Beginning in year 2004, this exemption was the same as the amounts discussed above for estate taxes, including a full repeal in year 2010, then return to current law in years 2011 and thereafter.

The particular situation of each policyowner, insured person or beneficiary will determine how ownership or receipt of policy proceeds will be treated for purposes of federal estate, gift and generation-skipping taxes, as well as state and local estate, inheritance and other taxes. Because these rules are complex, you should consult with a qualified tax advisor for specific information, especially where benefits are passing to younger generations.


SPLIT-DOLLAR AND OTHER EMPLOYEE BENEFIT PROGRAMS

Complex rules may apply when a policy is held by an employer or a trust, or acquired by an employee, in connection with the provision of employee benefits. Employees may have imputed income for the value of any economic benefit provided by the employer. There may be other tax implications, as well. Certain split-dollar arrangements may be considered to be a form of deferred compensation under Section 409A of the Code, which broadens the definition of deferred compensation plans, and subjects such plans to new requirements. Further certain split-dollar arrangements may come within the rules for business and employer owned policies. Among other issues, policyowners must consider whether the policy was applied for by or issued to a person having an insurable interest under applicable state law and with the insured persons' consent. The lack of an insurable interest or consent may, among other things, affect the qualification of the policy as life insurance for federal income tax purposes and the right of the beneficiary to receive a death benefit.

In 2002 the IRS issued Notice 2002-8 concerning the taxation of split-dollar life insurance arrangements as well as regulations in both 2002 and 2003. Together, they provide guidance on such arrangements. Transition and grandfathering rules, among other items, should be carefully reviewed when considering such arrangements. A material modification to an existing arrangement may result in a change in tax treatment. In addition, public corporations (generally publicly traded or


                                                             Tax information  27
publicly reporting companies) and their subsidiaries should consider the possible implications on split-dollar arrangements of the Securities Exchange Act of 1934 which generally prohibit certain direct or indirect loans to executive officers or directors. At least some split-dollar arrangements could be deemed to involve loans within the purview of that section.


ERISA

Employers and employer-created trusts may be subject to reporting, disclosure and fiduciary obligations under the Employee Retirement Income Security Act of 1974. There may also be other implications. You should consult a qualified legal advisor.


OUR TAXES

The operations of our Separate Account FP are reported in our federal income tax return. The Separate Account's investment income and capital gains, however, are, for tax purposes, reflected in our variable life insurance policy reserves. Therefore, we currently pay no taxes on such income and gains and impose no charge for such taxes. We reserve the right to impose a charge in the future for taxes incurred; for example, a charge to the Separate Account for income taxes incurred by us that are allocable to the policies.

If our state, local or other tax expenses increase, we may add or increase our charges for such taxes when they are attributable to Separate Account FP, based on premiums or otherwise allocable to the policies.


WHEN WE WITHHOLD TAXES FROM DISTRIBUTIONS

Generally, unless you provide us with a satisfactory written election to the contrary prior to the distribution, we are required to withhold income tax from any proceeds we distribute as part of a taxable transaction under your policy. If you do not wish us to withhold tax from the payment, or if we do not withhold enough, you may have to pay later, and you may incur penalties under the estimated income tax rules. In some cases, where generation skipping taxes may apply, we may also be required to withhold for such taxes unless we are provided satisfactory notification that no such taxes are due. States may also require us to withhold tax on distributions to you. Special withholding rules apply if you are not a U.S. resident or not a U.S. citizen.


POSSIBILITY OF FUTURE TAX CHANGES AND OTHER TAX INFORMATION

The U.S. Congress frequently considers legislation that, if enacted, could change the tax treatment of life insurance policies or increase the taxes we pay in connection with such policies. This could include special rules for tax-exempt entities as well as for corporate or business use of policies. Congress may also consider proposals to comprehensively reform or overhaul the U.S. tax and retirement systems. For example, the President's Advisory Panel on Federal Tax Reform announced its tax reform options several years ago. These options make sweeping changes to many longstanding tax rules. Among the proposed options are the creation of new tax-favored savings accounts which would replace many existing qualified plan arrangements and would eliminate certain tax benefits currently available to newly purchased cash value life insurance and deferred annuity products. We cannot predict what if any, legislation will actually be proposed or enacted based on these options or what type of grandfathering will be allowed for existing life insurance policies. In addition, the Treasury Department may amend existing regulations, issue regulations on the qualification of life insurance and modified endowment contracts, or adopt new or clarifying interpretations of existing law. Some areas of possible future guidance include life insurance continuation beyond the insured reaching age 100 and testing for policies issued on a special risk class basis.

State and local tax law or, if you are not a U.S. citizen and resident, foreign tax law, may also affect the tax consequences to you, the insured person or your beneficiary, and are subject to change or change in interpretation. Any changes in federal, state, local or foreign tax law or interpretations could have a retroactive effect both on our taxes and on the way your policy is taxed or the tax benefit of life insurance policies.


OTHER INFORMATION

There are a number of tax benefits associated with variable life insurance policies. For tax benefits to be available, the policyowner must have an insurable interest in the life of each insured under applicable state laws. Requirements may vary by state. A failure can, among other consequences, cause the policyowner to lose anticipated favorable federal tax treatment generally afforded life insurance.

For tax benefits to continue, the policy must continue to qualify as life insurance. We reserve the right to restrict transactions that we determine would cause your policy to fail to qualify as life insurance under federal tax law. We also reserve the right to decline to make any change that may cause your policy to lose its ability to be tested for federal income tax purposes under the 2001 Commissioners Standard Ordinary Mortality Tables.

In addition to other requirements, federal tax law requires that the insurer, and not the policyowner, have control of the underlying investment assets for the policy to qualify as life insurance

You may make transfers among Portfolios of the Separate Account, but you may not direct the investments each Portfolio makes. If the IRS were to conclude that you, as the investor, have control over these investments, then the policy would no longer qualify as life insurance. You would be treated as the owner of separate account assets and be currently taxed on any income or gain the assets generate.

The IRS has provided some guidance on investor control, but many issues remain unclear. One such issue is whether a policyowner can have too much investor control if the variable life policy offers a large number of investment options in which to invest policy account values and/or the ability to make frequent transfers available under the policy. Although the Treasury Department announced several years ago that it would provide formal guidance on this issue, guidance as of the date of this prospectus has been limited. We do not know if the IRS will provide any further guidance on the issue. If guidance is provided, we do not know if it would apply retroactively to policies already in force.


28  Tax information

We believe that our variable life policies do not give policyowners investment control over the investments underlying the various investment options; however, the IRS could disagree with our position. The IRS could seek to treat policyowners with large number of investment options and/or the ability to freely transfer among investment options as the owners of the underlying Portfolio's shares. Accordingly, we reserve the right to modify your policy as necessary to attempt to prevent you from being considered the owner of your policy's proportionate share of the assets of the Separate Account.


                                                             Tax information  29

9. More information about policy features and benefits

--------------------------------------------------------------------------------
GUARANTEE PREMIUM TEST FOR NO-LAPSE GUARANTEES

We offer two guarantees against policy lapse that depend on your having paid specified amounts of premiums. We refer to these guarantees as our "no lapse guarantee" and our optional "extended no lapse guarantee rider" and you can read more about them in "You can guarantee that your policy will not terminate before a certain date" in "Risk/benefit summary: Policy features, benefits and risks," earlier in this Prospectus. You can also read more about our extended no lapse guarantee rider in "Extended No Lapse Guarantee Rider" later in this section.

GUARANTEE PREMIUM TEST. If your net policy account value is not sufficient to pay a monthly deduction that has become due, we check to see if the cumulative amount of premiums that you have paid to date accumulated at 3.5% annually less any partial withdrawals accumulated at 3.5% annually (also known as the actual premium fund value) at least equals the cumulative guarantee premiums due to date for either the no lapse guarantee or extended no lapse guarantee rider and guarantee premiums for any optional benefit riders accumulated at 3.5% annually (also known as the no lapse guarantee premium fund value). If it does, your policy will not lapse, provided that you have always had death benefit Option A, any policy loan and accrued loan interest does not exceed the policy account value, and provided that the guarantee is still in effect.

GUARANTEE PREMIUMS. The amounts of the monthly guarantee premiums for the no lapse guarantee and any elected extended no lapse guarantee rider are set forth in your policy if your death benefit option is Option A. The guarantee premiums are actuarially determined at policy issuance and depend on the age and other insurance risk characteristics of each insured person, as well as the amount of the coverage and additional features you select. The guarantee premiums may change if, for example, the face amount of the policy is reduced upon your request or upon election of the paid up death benefit guarantee, or a rider is eliminated, or if there is a change in either insured person's risk characteristics. We will send you a new policy page showing any change in your guarantee premiums. Any change will be prospective only, and no change will extend a no lapse guarantee period beyond its original number of years.


PAID UP DEATH BENEFIT GUARANTEE

Subject to our approval, you may elect the "paid up" death benefit guarantee at any time after the fourth year. This benefit provides an opportunity to lock in all or a portion of your policy's death benefit without making additional premium payments. Also, this benefit may be attractive to you if you are concerned about the impact of poor future investment performance or increases in policy charges on your policy's death benefit and potential policy lapse. You may elect this benefit provided:

o  the younger insured's attained age is not more than 99;

o you have death benefit Option A in effect (see "About your life insurance benefit" in "Risk/benefit summary: Policy features, benefits and risks," earlier in this prospectus);

o  you have not received any payment under a living benefits rider;

o the policy is not in default or in a grace period as of the date of the paid up death benefit guarantee;

o the policy account value after the deduction of any proportionate surrender charge would not be less than any outstanding policy loan and accrued loan interest;

o  the election would not reduce the face amount (see below) below $200,000;

o no current or future distribution from the policy will be required to maintain its qualification as life insurance under the Internal Revenue Code; and

o You agree to re-allocate your fund values to the guaranteed interest option and the AXA Allocation investment options. We reserve the right to change the investment options available to you under the paid up death benefit guarantee. (See "Restrictions on allocations and transfers" below).

The effective date of the paid up death benefit guarantee will be the beginning of the policy month that next follows the date we approve your request. On the effective date of this guarantee, all additional benefit riders and endorsements will automatically terminate. The policy's net cash surrender value after the paid up death benefit guarantee is in effect will equal the policy account value, less any applicable surrender charges and any outstanding policy loan and accrued loan interest. The policy death benefit will be Option
A. We will continue to deduct policy charges from your policy account value. As explained below, electing the paid up death benefit guarantee may reduce your policy's face amount, which in turn may result in the deduction of a surrender charge. You can request a personalized illustration that will show you how your policy face amount could be reduced and values could be affected by electing the paid up death benefit guarantee.

POSSIBLE REDUCTION OF FACE AMOUNT. The face amount of your policy after this guarantee is elected is the lesser of (a) the face amount immediately before the election or (b) the policy account value on the effective date of the election divided by a factor based on the number of years since the policy was issued. The factors are set forth in your policy. As a general matter, the factors change as the insured persons age so that, if your policy account value stayed the same, the result of the calculation under clause (b) above would be lower the longer your policy is in force. We will decline your election if the new face amount would be less than $200,000.

If electing the paid up death benefit guarantee causes a reduction in face amount, we will deduct the same portion of any remaining surrender charge as we would have deducted if you had requested that decrease directly (rather than electing the paid up death benefit guar-


30 More information about policy features and benefits antee). (See "Risk/benefit summary: Charges and expenses you will pay" earlier in this prospectus.) In certain cases, a reduction in face amount may cause a policy to become a modified endowment contract. See "Tax treatment of distributions to you (loans, partial withdrawals, and full surrender)" under "Tax information."

RESTRICTIONS ON ALLOCATIONS AND TRANSFERS. While the paid up death benefit guarantee is in effect, you will be restricted as to the investment options available to you under the policy and the amounts that can be allocated to the guaranteed interest option. You will be able to allocate up to 25% of your unloaned policy account value to the guaranteed interest option. Currently, the remainder of your unloaned policy account value must be allocated among the AXA Allocation investment options. (See "About the Portfolios of the Trusts" for the listing of AXA Allocation investment options.) When you elect the paid up death benefit guarantee, we require that you provide us with new allocation instructions. In the absence of these instructions, we will be unable to process your request.

Also, transfers from one or more of our AXA Allocation investment options into the guaranteed interest option will not be permitted if such transfer would cause the value of your guaranteed interest option to exceed 25% of your total unloaned policy account value. Loan repayments allocated to your guaranteed interest option will be limited to an amount that would not cause the value in your guaranteed interest option to exceed 25% of your total unloaned policy account value. If the value in your guaranteed interest option already exceeds 25% of your total unloaned policy account value (including the repayment), no portion of the repayment will be allocated to the guaranteed interest option. Any portion of the loan repayment that is not allocated to the guaranteed interest option will be allocated in proportion to the loan repayment amounts for the variable investment options you have specified. If we do not have instructions, we will use the allocation percentages for the variable investment options you specified when you elected the paid up death benefit guarantee or the most recent instructions we have on record. These restrictions would be lifted if the paid up death benefit guarantee is terminated.

OTHER EFFECTS OF THIS GUARANTEE. After you have elected the paid up death benefit guarantee, you may request a policy loan, make a loan repayment or transfer policy account value among the guaranteed interest option and variable investment options, subject to our rules then in effect. The following transactions, however, are not permitted when this guarantee is in effect:

o  premium payments

o  partial withdrawals

o  changes to the policy's face amount or death benefit option

o any change that would cause the policy to lose its current or future qualification as life insurance under the Internal Revenue Code or require a current or future distribution from the policy to avoid such disqualification. (See "Tax treatment of distributions to you" under "Tax information" earlier in this prospectus.)

TERMINATION OF THIS GUARANTEE. You may terminate the paid up death benefit guarantee by written request to our Administrative Office. If terminated, the policy face amount will not change. However, premiums may be required to keep the policy from lapsing. If the guarantee terminates due to an outstanding loan and accrued loan interest exceeding the policy account value, a payment will be required to keep the policy and the guarantee in force pursuant to the policy's grace period provision. If the guarantee terminates for any reason, it cannot be restored at a later date.


OTHER BENEFITS YOU CAN ADD BY RIDER

You may be eligible for the following other optional benefits we currently make available by rider:

o  extended no lapse guarantee - Described below.

o estate protector -- This rider provides additional insurance during the first four policy years to cover the estimated estate taxes which may be incurred if the death benefit is included in the estate if both insureds die. The additional coverage equals a maximum of 122% of the base policy face amount. The rider is available if the issue age of the younger insured is age 70 or below.

We add the following benefits automatically at no charge to each eligible policy:

o option to split policy upon divorce --This rider enables the policy to be exchanged for two individual permanent life policies on each insured, each for an equal amount, in the event of divorce, under the terms of the rider. The exchange may be done without evidence of insurability if it is requested in writing within 12 months of the date of divorce and the exchange occurs 24 months following the date of divorce. A request to exchange outside of these timeframes requires evidence of insurability on both insured persons. The rider is available if the issue age of the older insured is age 80 or younger.

o living benefits rider (see "Your option to receive a terminal illness living benefit" under "Accessing your money")

o option to split policy upon federal tax law change. This rider enables the policy to be exchanged for two separate individual permanent life policies on each insured, each for an equal amount, if the federal tax law is changed and results in a reduction of the federal estate tax marital deduction provision or a reduction in the maximum federal estate tax bracket to a rate below 25%. The rider is available if the issue age of the older insured is age 85 or younger.

o paid up death benefit guarantee (see "Paid up death benefit guarantee" earlier in this section)

AXA Equitable or your financial professional can provide you with more information about these riders. Some of these riders may be selected only at the time your policy is issued. Some benefits may not be available in your state. The riders provide additional terms, conditions and limitations, and we will furnish samples of them to you on request. We can add, delete, or modify the riders we are making available, at any time before they become effective as part of your policy.

See also "Tax information" earlier in this prospectus for certain possible tax consequences and limitations of deleting or changing the death benefits under a rider.

EXTENDED NO LAPSE GUARANTEE RIDER. An optional rider may be elected at issue subject to our underwriting requirements that provides


                         More information about policy features and benefits  31
for a longer no lapse guarantee period than the one in your base policy. The minimum guarantee period is 30 years from the register date, and the maximum period is to the policy anniversary nearest to the younger insured's 100th birthday. Issue ages are 20-70. If you elect this rider at issue, the investment options available to you will be restricted to the guaranteed interest option and the AXA Allocation investment options. You must provide proper allocation instructions at the time you apply for this policy in order to have your policy issued with this rider.

This rider, while in force, will prevent your policy from lapsing provided that all of the following conditions apply:

o  The rider has not terminated;

o The guarantee premium test for no lapse guarantees has been satisfied (see "Guarantee premium test for no lapse guarantees" under "More information about policy features and benefits");

o The death benefit option under the policy has been Option A since it was issued; and

o Any policy loan and accrued loan interest does not exceed the policy account value.

The monthly cost of this rider varies based on the individual characteristics of each insured, the face amount of the policy and the guarantee period you select. A change to the policy's face amount may affect the cost of this rider. See "Risk/benefit summary: Charges and expenses you will pay" for more information on the charges we deduct for this rider. The rider will terminate upon our receipt of your written request to terminate or on the effective date of a change to death benefit Option B during the extended no lapse guarantee period. This rider cannot be reinstated once terminated.

At issue and while the rider is in effect, we currently limit your investment options under the policy to the AXA Allocation investment options and the guaranteed interest option. We also limit your premium allocations, transfers from the variable investment options to the guaranteed interest option and partial withdrawals from the variable investment options, as described below and loan repayments as described in "Accessing your money" earlier in this prospectus.

o PREMIUM ALLOCATIONS. You may instruct us to allocate up to 25% of your net premiums to the guaranteed interest option. The net premiums allocated to the guaranteed interest option will be limited to an amount so that the value in the guaranteed interest option does not exceed 25% of your total unloaned policy account value. Any portion of a net premium that we cannot allocate to the guaranteed interest option will be allocated to the variable investment options in proportion to any amounts for the variable investment options that you specified for that particular premium. If you did not specify, we will allocate that portion of the net premium in proportion to the premium allocation instructions for the variable investment options on record.

o TRANSFERS FROM THE VARIABLE INVESTMENT OPTIONS TO THE GUARANTEED INTEREST OPTION. You may make a transfer from one or more of the variable investment options to the guaranteed interest option as long as the transfer would not cause your value in the guaranteed interest option to exceed 25% of the total unloaned policy account value. Otherwise, we will reject the transfer request. If, at the time of a transfer request, the value of the guaranteed interest option already makes up 25% or more of your total unloaned policy account value, we will reject the transfer.

o PARTIAL WITHDRAWALS FROM THE VARIABLE INVESTMENT OPTIONS. Partial withdrawals from the variable investment options will be limited to an amount that will not result in your value in the guaranteed interest option exceeding 25% of your total unloaned policy account value. Any portion of the partial withdrawal not taken from the variable investment options will be taken from the guaranteed interest option. If you tell us how much of the partial withdrawal is to come from the values in each of your variable investment options, the total amount taken from the variable investment options will be divided among investment options in proportion to the amounts to be withdrawn from the investment options as you have specified. If you do not tell us, or if we are unable to make the withdrawal in this manner, the amount taken from the variable investment options will be divided among all of your variable investment options in proportion to your values in each.

o RIDER TERMINATION. The extended no lapse guarantee rider will terminate on the earliest of the following:

     - the date your policy ends without value at the end of a grace period;

     - the date you surrender your policy;

     - the expiration date of the extended no lapse guarantee period shown in your policy;

     - the effective date of a change to death benefit Option B, during the extended no lapse guarantee period;

     - the effective date of the election of the paid up death benefit guarantee;

     - the beginning of the policy month that coincides with or next follows the date we receive your written request to terminate the rider.


This rider cannot be reinstated once it has been terminated.

CUSTOMER LOYALTY CREDIT

We provide a customer loyalty credit for policies that have been in force for more than 15 years. This is added to your policy account value each month. The dollar amount of the credit is a percentage of the total amount you then have in our investment options. The amount in our investment options does not include any value we are holding as collateral for any policy loans. The percentage credit is currently at an annual rate of 0.35% beginning in the policy's 16th year. This credit is not guaranteed, however. Because Survivorship Incentive Life(R) Legacy was first offered in 2008, no customer loyalty credit has yet been made to a Survivorship Incentive Life(R) Legacy policy.


VARIATIONS AMONG SURVIVORSHIP INCENTIVE LIFE(R) LEGACY POLICIES

Time periods and other terms and conditions described in this prospectus may vary due to legal requirements in your state. These variations will be reflected in your policy.


32  More information about policy features and benefits

AXA Equitable also may vary or waive the charges (including surrender charges) and other terms of Survivorship Incentive Life(R) Legacy where special circumstances (including certain policy exchanges) result in sales or administrative expenses or mortality risks that are different from those normally associated with Survivorship Incentive Life(R) Legacy. We will make such variations only in accordance with uniform rules that we establish.

AXA Equitable or your financial professional can advise you about any variations that may apply to your policy.


YOUR OPTIONS FOR RECEIVING POLICY PROCEEDS

BENEFICIARY OF DEATH BENEFIT. You designate your policy's beneficiary in your policy application. You can change the beneficiary at any other time while either insured person is alive. If no beneficiary is living when the surviving insured person dies, we will pay the death benefit proceeds in equal shares to that insured person's surviving children. If there are no surviving children, we will instead pay that insured person's estate.

PAYMENT OF DEATH BENEFIT. We will pay any death benefit in a single sum. If the beneficiary is a natural person (i.e., not an entity such as a corporation or trust) we will pay any such single sum death benefit through an interest-bearing checking account (the "AXA Equitable Access Account(TM)") that we will automatically open for the beneficiary. The beneficiary will have immediate access to the proceeds by writing a check on the account. We pay interest on the proceeds from the date of death to the date the beneficiary closes the AXA Equitable Access Account.

If a financial professional has assisted the beneficiary in preparing the documents that are required for payment of the death benefit, we will send the AXA Equitable Access Account checkbook or check to the financial professional within the periods specified for death benefit payments under "When we pay policy proceeds," later in this prospectus. Our financial professionals will take reasonable steps to arrange for prompt delivery to the beneficiary.


YOUR RIGHT TO CANCEL WITHIN A CERTAIN NUMBER OF DAYS

You may cancel your policy by mailing it to our Administrative Office with a written request to cancel within 10 days after you receive it (or such longer period as required under state law). Your cancellation request must be postmarked within 10 days of receipt and your coverage will terminate as of the date of the postmark.

In most states, we will refund the premiums that were paid, less any outstanding loan and accrued loan interest, In other states, we will refund the policy account value calculated as of the date the policy was returned, plus any charges that were deducted from premiums that were paid and from the policy account value, less any outstanding loan and accrued loan interest.

Your policy will set forth the length of your "free look" period.

In addition to the cancellation right described above, you have the right to surrender your policy, rather than cancel it. Please see "Surrendering your policy for its net cash surrender value," earlier in this prospectus. Surrendering your policy may yield results different than canceling your policy, including a greater potential for taxable income. In some cases, your cash value upon surrender may be greater than your contributions to the policy. Please see "Tax information," earlier in this prospectus for possible consequences of cancelling your policy.


                         More information about policy features and benefits  33

10. More information about certain policy charges

--------------------------------------------------------------------------------
DEDUCTING POLICY CHARGES

PURPOSES OF POLICY CHARGES. The charges under the policies are designed to cover, in the aggregate, our direct and indirect costs of selling, administering and providing benefits under the policies. They are also designed, in the aggregate, to compensate us for the risks of loss we assume pursuant to the policies. If, as we expect, the charges that we collect from the policies exceed our total costs in connection with the policies, we will earn a profit. Otherwise, we will incur a loss. In addition to the charges described below, there are also charges at the Portfolio level, which are described in the prospectuses of the Portfolios in which the funds invest. For additional information on all policy charges, see "Risk/benefit summary:
Charges and expenses you will pay."


TRANSACTION CHARGES

On the first day of each policy month, charges for cost of insurance and certain other charges are deducted from your policy account value as specified below (see "Periodic charges" below). In addition, charges may be deducted for transactions such as premium payments, policy surrenders, requested decreases in face amount, or transfers among investment options.

o PREMIUM CHARGE. We deduct an amount not to exceed 10% from each premium payment you send us. We currently deduct 8% from each premium payment up to ten "target premiums" and 5% from each premium payment thereafter. If the extended no lapse guarantee is in effect, we currently deduct 10% from each premium payment up to ten "target premiums" and 6% from each premium payment thereafter. The "target premium" is actuarially determined for each policy, based on that policy's characteristics. We may increase or decrease the amount we deduct in the future, but the amount we deduct will never exceed 10%. The premium charge is designed in part to defray sales and tax expenses we incur that are based on premium payments.

o SURRENDER CHARGES. If you give up this policy for its net cash surrender value before the end of the fifteenth policy year, we will subtract a surrender charge from your policy account value. The surrender charge in the first policy month of each policy year is shown in your policy. The initial surrender charge will be between $1.79 and $10.32 per $1,000 of initial base policy face amount. The surrender charge declines uniformly in equal monthly amounts within each policy year beginning after the sixth policy year until it reaches zero in the twelfth month of policy year 15. The initial amount of surrender charge depends on each policy's specific characteristics.

The surrender charges are contingent deferred sales charges. They are contingent because you only pay them if you surrender your policy for its net cash surrender value (or request a reduction in its face amount, as described below). They are deferred because we do not deduct them from your premiums. Because the surrender charges are contingent and deferred, the amount we collect in a policy year is not related to actual expenses for that year.

The surrender charges assessed in connection with giving up this policy or with reductions in policy face amount are intended, in part, to compensate us for the fact that it takes us time to make a profit on your policy, and if you give up or reduce the face amount of your policy in its early years, we do not have the time to recoup our costs.

o REQUEST A DECREASE IN YOUR POLICY'S FACE AMOUNT. If there is a requested base policy face amount reduction within the first 15 policy years, or the paid-up death benefit guarantee is elected for a reduced amount within the first 15 policy years, a proportionate surrender charge will be deducted from your policy account value.

Assuming you have not previously changed the base policy face amount, a proportionate surrender charge will be determined by dividing the amount of the reduction in base policy face amount by the initial base policy face amount of insurance, and then multiplying that fraction by the surrender charge immediately before the reduction. The proportionate surrender charge will not exceed the unloaned policy account value at the time of the reduction. If a proportionate surrender charge is made, the remaining surrender charge will be reduced proportionately. We will not deduct a proportionate surrender charge if the reduction resulted from a change in death benefit option or a partial withdrawal.

o TRANSFERS AMONG INVESTMENT OPTIONS. Although we do not currently charge for transfers among investment options, we reserve the right to make a transfer charge up to $25 for each transfer of amounts among your investment options. The transfer charge, if any, is deducted from the amounts transferred from your policy's value in the variable investment options and in our guaranteed interest option based on the proportion that the amount transferred from each variable investment option and from our guaranteed interest option bears to the total amount being transferred. Any such charge would be, in part, to compensate us for our expenses in administering transfers. The charge will never apply to a transfer of all of your variable investment option amounts to our guaranteed interest option, or to any transfer pursuant to our automated transfer service or asset rebalancing service.


PERIODIC CHARGES

On the first day of each month of the policy, charges for cost of insurance and certain other charges are deducted from your policy account value as specified below.

o ADMINISTRATIVE CHARGE. In the first policy year, we deduct $20 from your policy account value at the beginning of each policy month. In all subsequent policy years (but not beyond the policy anniversary when the younger insured is attained age 100), we currently deduct $7 from your policy account value at the beginning of each policy month. We reserve the right to increase or decrease this latter amount in the future, although it will never exceed $10. In addition, we deduct between $0.06 and $0.26 per $1,000 of your base policy face amount (but not more than your initial base policy face amount) at the begin-


34 More information about certain policy charges ning of each policy month in the first ten policy years. The rate per $1,000 that is charged depends upon the issue age of the younger insured, as well as your initial base policy face amount at issue. The rate per $1,000 is lower for initial base policy face amounts of $2,000,000 and higher. The administrative charge is intended, in part, to compensate us for the costs involved in administering the policy.

o COST OF INSURANCE CHARGE. The cost of insurance rates vary depending on the individual characteristics of each insured and the policy year. The monthly cost of insurance charge is determined by multiplying the cost of insurance rate that is then applicable to your policy by the amount we have at risk under your policy divided by $1,000. Our amount at risk (also described in your policy as "net amount at risk") on any date is the difference between (a) the death benefit that would be payable if the surviving insured died on that date and (b) the then total account value under the policy. A greater amount at risk, or a higher cost of insurance rate, will result in a higher monthly charge. The cost of insurance rates are intended, in part, to compensate us for the cost of providing insurance to you under your policy.

Generally, the cost of insurance rate increases from one policy year to the next. This happens automatically because of the insured persons' increasing age.

On a guaranteed basis, we deduct between $0.00009 and $83.33 per $1,000 of the amount for which we are at risk under your policy from your policy account value each month (but not beyond the policy anniversary date when the younger insured person is attained age 100). As the amount for which we are at risk at any time is the death benefit (calculated as of that time) minus your policy account value at that time, changes in your policy account value resulting from the performance of your investment options can affect your amount at risk, and as a result, your cost of insurance. Our cost of insurance rates are guaranteed not to exceed the maximum rates specified in your policy. For most insured persons at most ages, our current (non-guaranteed) rates are lower than the maximum rates. However, we have the ability to raise these rates up to the guaranteed maximum at any time, subject to any necessary regulatory approvals.

The guaranteed maximum cost of insurance rates for gender neutral Survivorship Incentive Life(R) Legacy policies are based on the 2001 Commissioner's Standard Ordinary 50% Male, 50% Female Smoker or Nonsmoker Ultimate Age Nearest Birthday Mortality Tables. For all other policies, the guaranteed maximum cost of insurance rates are based on the 2001 Commissioner's Standard Ordinary Male or Female Smoker or Nonsmoker Ultimate Age Nearest Birthday Mortality Tables.

Our cost of insurance rates will generally be lower (except for gender-neutral policies) if an insured person is a female than if a male. They also will generally be lower for non-tobacco users than tobacco users and lower for persons that have other highly favorable health characteristics, as compared to those that do not. On the other hand, insured persons who present particular health, occupational or avocational risks may be charged higher cost of insurance rates and other additional charges as specified in their policies. In addition, the current (non-guaranteed) rates also vary depending on the duration of the policy (i.e., the length of time since the policy was issued).

You may generally ask us to review the tobacco habits of either or both insured persons in order to change the charge from tobacco user rates to non-tobacco user rates. The change, if approved, may result in lower future cost of insurance rates beginning on the effective date of change to non-tobacco user rates. However, cost of insurance rates depend on the rating classification of both insured persons even if only one survives at the time of application for change.

The change will be based upon our general underwriting rules in effect at the time of application, and may include criteria with respect to both insured persons or the surviving insured person other than tobacco use status as well as a definition of tobacco use different from that applicable at the time this policy was issued.

Similarly, after the first policy year, you may generally request us to review the rating of either or both insured persons to see if they qualify for a reduction in future cost of insurance rates. Any such change will be based upon our general underwriting rules in effect at the time of application, and may include various criteria.

For more information concerning any ratings changes, please see "Other information" under "Possibility of future tax changes and other tax information" in "Tax information" earlier in this prospectus.

The change in rates, if approved, will take effect at the beginning of the policy month that coincides with or next follows the date we approve your request. This change may have adverse tax consequences.

Both guaranteed and current cost of insurance rates are computed on a joint life basis, even after the death of the first insured person. In other words, the cost of insurance rates are not affected by the death of the first insured to die.

Our cost of insurance rates also depend on how large the face amount is at the time we deduct the charge. Generally, the current (non-guaranteed) cost of insurance rates are lower for face amounts of $2,000,000 and higher. For this purpose, however, we will take into account all face amount decreases, whatever their cause. Therefore, a decrease in face amount may cause your cost of insurance rates to go up.

o MORTALITY AND EXPENSE RISK CHARGE. We will collect a monthly charge for mortality and expense risk. We are committed to fulfilling our obligations under the policy and providing service to you over the lifetime of your policy. Despite the uncertainty of future events, we guarantee that monthly administrative and cost of insurance deductions from your policy account value will never be greater than the maximum amounts shown in your policy. In making this guarantee, we assume the mortality risk that insured persons (as a group) will live for shorter periods than we estimated. When this happens, we have to pay a greater amount of death benefit than we expected to pay in relation to the cost of insurance charges we received. We also assume the expense risks that the cost of issuing and administering policies will be greater than we expected. This charge is designed, in part, to compensate us for taking these risks.

We deduct a monthly charge at an annual rate of 0.55% of the value in your policy's variable investment options during the first fifteen policy years, and in policy year 16 and thereafter at an annual rate of


                               More information about certain policy charges  35

0.05% of the value in your policy's variable investment options. We reserve the right to increase or decrease these charges in the future, although they will never exceed 0.55%. This charge will be calculated at the beginning of each policy month as a percentage of the amount of the policy account that is then allocated to the variable investment options.

o LOAN INTEREST SPREAD. We charge interest on policy loans but credit you with interest on the amount of the policy account we hold as collateral for the loan. The loan interest spread is the excess of the interest rate we charge over the interest rate we credit. The maximum loan interest spread is 1%. We deduct this charge on each policy anniversary date, or on loan termination, if earlier. For more information on how this charge is deducted, see "Borrowing from your policy" under "Accessing your money" earlier in this prospectus. As with any loan, the interest we charge on the loans is intended, in part, to compensate us for the time value of the money we are lending and the risk that you will not repay the loan.


OPTIONAL RIDER CHARGES

If you elect the following riders, the following charges, which are designed to offset the cost of their respective riders, are deducted from your policy account value, on the first day of each month of the policy. The costs of each of the riders below are designed, in part, to compensate us for the additional insurance risk we take on in providing each of these riders and the administrative costs involved in administering them:

o EXTENDED NO LAPSE GUARANTEE. If you choose this rider with coverage to age 100 of the younger insured, we deduct between $0.02 and $0.17 per $1,000 of the base policy face amount from your policy account value each month until the younger insured under the base policy reaches age 100 while the rider is in effect. The rate per $1,000 that is charged depends upon the individual characteristics of each insured, the face amount of the policy, and the guarantee period you select.

We also deduct a monthly charge at an annual rate of 0.70% of the value in your policy's variable investment options each month until the younger insured under the base policy reaches age 100 while the rider is in effect.

o ESTATE PROTECTOR. If you choose this rider, we deduct an amount from your policy account value each month while the rider is in effect. This amount is between $0.02 and $83.33 per $1,000 of rider death benefit on a guaranteed basis. For some insured persons at some ages, the current monthly charges per $1,000 are lower than the maximum monthly charges per $1,000. However, we have the ability to raise these rates up to the guaranteed maximum at any time, subject to any necessary regulatory approvals.

o ADDING A LIVING BENEFITS RIDER. If you elect the living benefits rider after the policy is issued, we will deduct $100 from your policy account value at the time of the transaction. This fee is designed, in part, to compensate us for the administrative costs involved in processing the request.

o EXERCISE OF OPTION TO RECEIVE A TERMINAL ILLNESS "LIVING BENEFIT." If you elect to receive a terminal illness "living benefit," we will deduct up to $250 from any living benefit we pay. This fee is designed, in part, to compensate us for the administrative costs involved in processing the request.


CHARGES THAT THE TRUSTS DEDUCT

The Trusts deduct charges for the following types of fees and expenses:

o Management fees ranging from 0.10% to 1.40%.

o 12b-1 fees of 0.25%.

o Operating expenses, such as trustees' fees, independent public accounting firms' fees, legal counsel fees, administrative service fees, custodian fees and liability insurance.

o Investment-related expenses, such as brokerage commissions.

These charges are reflected in the daily share price of each portfolio. Since shares of each Trust are purchased at their net asset value, these fees and expenses are, in effect, passed on to the variable investment options and are reflected in their unit values. Certain portfolios available under the contract in turn invest in shares of other portfolios of AXA Premier VIP Trust and EQ Advisors Trust and/or shares of unaffiliated portfolios (collectively, the "underlying portfolios"). The underlying portfolios each have their own fees and expenses, including management fees, operating expenses, and investment related expenses such as brokerage commissions. For more information about these charges, please refer to the prospectuses for the Trusts.


36  More information about certain policy charges


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11.  More information about procedures that apply to your policy

--------------------------------------------------------------------------------
This section provides further detail about certain subjects that are addressed in the previous pages. The following discussion generally does not repeat the information already contained in those pages.


DATES AND PRICES AT WHICH POLICY EVENTS OCCUR

We describe below the general rules for when, and at what prices, events under your policy will occur. Other portions of this prospectus describe circumstances that may cause exceptions. We generally do not repeat those exceptions below.

DATE OF RECEIPT. Where this prospectus refers to the day when we receive a payment, request, election, notice, transfer or any other transaction request from you, we usually mean the day on which that item (or the last thing necessary for us to process that item) arrives in complete and proper form at our Administrative Office or via the appropriate telephone or fax number if the item is a type we accept by those means. There are two main exceptions: if the item arrives (1) on a day that is not a business day or (2) after the close of a business day, then, in each case, we are deemed to have received that item on the next business day.

BUSINESS DAY. Our "business day" is generally any day the New York Stock Exchange ("NYSE") is open for regular trading and generally ends at 4:00 p.m. Eastern Time (or as of an earlier close of regular trading). A business day does not include a day on which we are not open due to emergency conditions determined by the Securities and Exchange Commission. We may also close early due to such emergency conditions. We compute unit values for our variable investment options as of the end of each business day.

PAYMENTS YOU MAKE. The following are reflected in your policy as of the date we receive them:

o premium payments received after the policy's investment start date (discussed below)

o loan repayments and interest payments

REQUESTS YOU MAKE. The following transactions occur as of the date we receive your request:

o withdrawals

o face amount decreases that result from a withdrawal

o surrenders

o transfers from a variable investment option to the guaranteed interest option

o transfers among variable investment options

o termination of paid up death benefit guarantee

o tax withholding elections

o changes of allocation percentages for premium payments or monthly deductions

o changes of owner

o changes of beneficiary

o loans

o assignments

The following transactions occur on your policy's next monthly anniversary that coincides with or follows the date we approve your request:

o decreases in face amount

o changes in death benefit option

o restoration of terminated policies

o election of paid up death benefit guarantee

o termination of any additional benefit riders you have elected

AUTOMATIC TRANSFER SERVICE. Transfers pursuant to our automatic transfer service (dollar cost averaging service) occur as of the first day of each policy month. If you request the automatic transfer service in your original policy application, the first transfer will occur as of the first day of the second policy month after your policy's initial Allocation date. If you request this service at any later time, we make the first such transfer as of your policy's first monthly anniversary that coincides with or follows the date we receive your request.

ASSET REBALANCING SERVICE. If you request the asset rebalancing service, the first redistribution will be on the date you specify or the date we receive your request, if later. However, no rebalancing will occur before your policy's Allocation Date. Subsequent periodic rebalancings occur quarterly, semiannually or annually, as you have requested.

DELAY IN CERTAIN CASES. We may delay allocating any payment you make to our variable investment options, or any transfer, for the same reasons stated in "Delay of variable investment option proceeds" later in this prospectus. We may also delay such transactions for any other legally permitted purpose.

PRICES APPLICABLE TO POLICY TRANSACTIONS. If a transaction will increase or decrease the amount you have in a variable investment option as of a certain date, we process the transaction using the unit values for that option computed as of that day's close of business, unless that day is not a business day. In that case, we use unit values computed as of the next business day's close.

EFFECT OF DEATH OR SURRENDER. You may not make any surrender or partial withdrawal request after the surviving insured person has died. Also, all insurance coverage ends on the date as of which we process any request for a surrender.


POLICY ISSUANCE

REGISTER DATE. When we issue a policy, we assign it a "register date," which will be shown in the policy. We measure the months, years, and anniversaries of your policy from your policy's register date.

o If you submit the full minimum initial premium to your financial professional at the time you sign the application and before the


                 More information about procedures that apply to your policy 37 policy is issued, and we issue the policy as it was applied for, then the register date will be the later of (a) the date you signed part I of the policy application or (b) the date a medical professional signed part II of the policy application.

o If we do not receive your full minimum initial premium at our Administrative Office before the issue date or, if we issue the policy on a different basis than you applied for, the register date initially will appear on your policy as the date the policy is issued; however, we will move the register date to the date we deliver the policy provided we receive your full minimum initial premium. This will insure that premiums and charges will commence on the same date as your insurance coverage. If your policy was delivered on the 29th, 30th or 31st of the month, we will move the register date to the 1st of the following month. This could change the current interest rate for the Guaranteed Interest Account.

We may also permit an earlier than customary register date (a) for employer-sponsored cases, to accommodate a common register date for all employees or (b) to provide a younger age at issue. (A younger age at issue reduces the monthly charges that we deduct under a policy.) The charges and deductions commence as of the register date, even when we have permitted an early register date. We may also permit policyowners to delay a register date (up to three months) in employer-sponsored cases.

INVESTMENT START DATE. This is the date your investment first begins to earn a return for you. Generally, this is the register date. Before this date, your initial premium will be held in a non-interest bearing account. If we move your register date as described in the second bullet under "Policy issuance," above, we will also move your investment start date and/or interest crediting date to coincide with the register date.

COMMENCEMENT OF INSURANCE COVERAGE. You must give the full minimum initial premium to your financial professional on or before the day the policy and all amendments are delivered to you. No insurance under your policy will take effect unless (1) both insureds are still living at the time such payment and all delivery requirements are completed and (2) the information in the application continues to be true and complete, without material change, as of the date the policy and all amendments are delivered to you and all delivery requirements have been completed and the full minimum initial premium is paid. If you submit the full minimum initial premium with your application, we may, subject to certain conditions, provide a limited amount of temporary insurance on the proposed insured persons. You may request and review a copy of our temporary insurance agreement for more information about the terms and conditions of that coverage.

NON-ISSUANCE. If, after considering your application, we decide not to issue a policy, we will refund any premium you have paid, without interest.

AGE; AGE AT ISSUE. Unless the context in this prospectus requires otherwise, we consider an insured person's "age" during any year of the policy to be his or her age on his or her birthday nearest to the beginning of the policy year. For example, an insured person's age for the entire first year of a policy ("age at issue") is that person's age on whichever birthday (i.e., before or after) is closer to the policy's register date.

WAYS TO MAKE PREMIUM AND LOAN PAYMENTS

CHECKS AND MONEY ORDERS. Premiums or loan payments generally must be paid by check or money order drawn on a U.S. bank in U.S. dollars and made payable to "AXA Equitable."

We prefer that you make each payment to us with a single check drawn on your business or personal bank account. We also will accept a single money order, bank draft or cashier's check payable directly to AXA Equitable, although we must report such "cash equivalent" payments to the Internal Revenue Service under certain circumstances. Cash and travelers' checks, or any payments in foreign currency, are not acceptable. We will accept third-party checks payable to someone other than AXA Equitable and endorsed over to AXA Equitable only (1) as a direct payment from a qualified retirement plan or (2) if they are made out to a trustee who owns the policy and endorses the entire check (without any refund) as a payment to the policy.


ASSIGNING YOUR POLICY

You may assign (transfer) your rights in a policy to someone else as collateral for a loan, to effect a change of ownership or for some other reason, if we agree. Collateral assignments may also sometimes be used in connection with dividing the benefits of the policy under a split-dollar arrangement, which will also have its own tax consequences. A copy of the assignment must be forwarded to our Administrative Office. We are not responsible for any payment we make or any action we take before we receive notice of the assignment or for the validity of the assignment. An absolute assignment is a change of ownership.

Certain transfers for value may subject you to income tax and penalties and cause the death benefit to lose its income-tax free treatment. Further, a gift of a policy that has a loan outstanding may be treated as part gift and part transfer for value, which could result in both gift tax and income tax consequences. The IRS issued regulations in both 2002 and 2003 concerning split-dollar arrangements, including policies subject to collateral assignments. The regulations provide both new and interim guidance as to the taxation of such arrangements. These regulations address taxation issues in connection with arrangements which are compensatory in nature, involve a shareholder and corporation, or a donor and donee. See also discussion under "Split-dollar and other employee benefit programs" and "Estate, gift, and generation-skipping taxes" in the "Tax information" section of this prospectus. You should consult your tax advisor prior to making a transfer or assignment.


REQUIREMENTS FOR SURRENDER REQUESTS

Your surrender request must include the policy number, your name, your tax identification number, the names of the insured persons, and the address where proceeds should be mailed. The request must be signed by you, as the owner, and by any joint owner, collateral assignee or irrevocable beneficiary. We may also require you to complete specific tax forms, or provide a representation that your policy is not being exchanged for another life or annuity contract.

Finally, in order for your surrender request to be complete, you must return your policy to us.


38  More information about procedures that apply to your policy


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GENDER-NEUTRAL POLICIES

Congress and various states have from time to time considered legislation that would require insurance rates to be the same for males and females. In addition, employers and employee organizations should consider, in consultation with counsel, the impact of Title VII of the Civil Rights Act of 1964 on the purchase of Survivorship Incentive Life(R) Legacy in connection with an employment-related insurance or benefit plan. In a 1983 decision, the United States Supreme Court held that, under Title VII, optional annuity benefits under a deferred compensation plan could not vary on the basis of sex.

There will be no distinctions based on sex in the cost of insurance rates for Survivorship Incentive Life((R)) Legacy policies sold in Montana. We will also make such gender-neutral policies available on request in connection with certain employee benefit plans. Cost of insurance rates applicable to a gender-neutral policy will not be greater than the comparable male rates under a gender specific Survivorship Incentive Life((R)) Legacy policy.


FUTURE POLICY EXCHANGES

We may at some future time, under certain circumstances and subject to applicable law, allow the current owner of this policy to exchange it for a survivorship universal life policy we are then offering. The exchange may or may not be advantageous to you, based on all of the circumstances, including a comparison of contractual terms and conditions and charges and deductions. We will provide additional information upon request at such time as exchanges may be permitted.


                 More information about procedures that apply to your policy  39


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12. More information about other matters

--------------------------------------------------------------------------------
ABOUT OUR GENERAL ACCOUNT

Our general account assets support all of our obligations, (including those under the Survivorship Incentive Life(R) Legacy policies and, more specifically, the guaranteed interest option). Our general assets consist of all of our assets as to which no class or classes of our annuity or life insurance policies have any preferential claim. You will not share in the investment experience of our general account assets, however; and we have full discretion about how we invest those assets (subject only to any requirements of law).

The general account has not been registered and is not required to be registered under the Securities Act of 1933 because of exemptions and exclusionary provisions that apply. The general account is not required to register as an investment company under the Investment Company Act of 1940 and it is not registered as an investment company under the Investment Company Act of 1940. The policy is a "covered security" under the federal securities laws.

We have been advised that the staff of the SEC has not reviewed the portions of this prospectus that relate to the general account and the guaranteed interest option. The disclosure with regard to the general account, however, may be subject to certain provisions of the federal securities law relating to the accuracy and completeness of statements made in prospectuses.


TRANSFERS OF YOUR POLICY ACCOUNT VALUE

TRANSFERS NOT IMPLEMENTED. If a request cannot be fully administered, only the part that is in good order will be processed. Any part of the request that cannot be processed will be denied and an explanation will be provided to you. This could occur, for example, where the request does not comply with our transfer limitations, or where you request transfer of an amount greater than that currently allocated to an investment option.

Similarly, the automatic transfer service will terminate immediately if: (1) your amount in the EQ/Money Market option is insufficient to cover the automatic transfer amount; (2) your policy is in a grace period; (3) we receive notice of the surviving insured person's death; or (4) you have elected the paid up death benefit guarantee. Similarly, the asset rebalancing service will terminate if either (2), (3) or (4) occurs.

DISRUPTIVE TRANSFER ACTIVITY. You should note that the policy is not designed for professional "market timing" organizations, or other organizations or individuals engaging in a market timing strategy. The policy is not designed to accommodate for programmed transfers, frequent transfers or transfers that are large in relation to the total assets of the underlying portfolio.

Frequent transfers, including market timing and other program trading or short-term trading strategies, may be disruptive to the underlying portfolios in which the variable investment options invest. Disruptive transfer activity may adversely affect performance and the interests of long-term investors by requiring a portfolio to maintain larger amounts of cash or to liquidate portfolio holdings at a disadvantageous time or price. For example, when market timing occurs, a portfolio may have to sell its holdings to have the cash necessary to redeem the market timer's investment. This can happen when it is not advantageous to sell any securities, so the portfolio's performance may be hurt. When large dollar amounts are involved, market timing can also make it difficult to use long-term investment strategies because a portfolio cannot predict how much cash it will have to invest. In addition, disruptive transfers or purchases and redemptions of portfolio investments may impede efficient portfolio management and impose increased transaction costs, such as brokerage costs, by requiring the portfolio manager to effect more frequent purchases and sales of portfolio securities. Similarly, a portfolio may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of excessive or short-term trading. Portfolios that invest a significant portion of their assets in foreign securities or the securities of small- and mid-capitalization companies tend to be subject to the risks associated with market timing and short-term trading strategies to a greater extent than portfolios that do not. Securities trading in overseas markets present time zone arbitrage opportunities when events affecting portfolio securities values occur after the close of the overseas market but prior to the close of the U.S. markets. Securities of small- and mid-capitalization companies present arbitrage opportunities because the market for such securities may be less liquid than the market for securities of larger companies, which could result in pricing inefficiencies. Please see the prospectuses for the underlying portfolios for more information on how portfolio shares are priced.

We currently use the procedures described below to discourage disruptive transfer activity. You should understand, however, that these procedures are subject to the following limitations: (1) they primarily rely on the policies and procedures implemented by the underlying portfolios; (2) they do not eliminate the possibility that disruptive transfer activity, including market timing, will occur or that portfolio performance will be affected by such activity; and (3) the design of market timing procedures involves inherently subjective judgments, which we seek to make in a fair and reasonable manner consistent with the interests of all policy owners.

We offer investment options with underlying portfolios that are part of AXA Premier VIP Trust and EQ Advisors Trust (together, the "trusts"). The trusts have adopted policies and procedures regarding disruptive transfer activity. They discourage frequent purchases and redemptions of portfolio shares and will not make special arrangements to accommodate such transactions. They aggregate inflows and outflows for each portfolio on a daily basis. On any day when a portfolio's net inflows or outflows exceed an established monitoring threshold, the trust obtains from us policy owner trading activity. The trusts currently consider transfers into and out of (or vice versa) the same variable investment option within a five business day period as potentially disruptive transfer activity. Each trust reserves the right to reject a transfer


40 More information about other matters that it believes, in its sole discretion, is disruptive (or potentially disruptive) to the management of one of its portfolios. Please see the prospectuses for the trusts for more information.

When a policy owner is identified as having engaged in a potentially disruptive transfer under the policy for the first time, a letter is sent to the policy owner explaining that there is a policy against disruptive transfer activity and that if such activity continues certain transfer privileges may be eliminated. If and when the policy owner is identified a second time as engaged in potentially disruptive transfer activity under the policy, we currently prohibit the use of voice, fax and automated transaction services. We currently apply such action for the remaining life of each affected policy. We or a trust may change the definition of potentially disruptive transfer activity, the monitoring procedures and thresholds, any notification procedures, and the procedures to restrict this activity. Any new or revised policies and procedures will apply to all policy owners uniformly. We do not permit exceptions to our policies restricting disruptive transfer activity.

It is possible that a trust may impose a redemption fee designed to discourage frequent or disruptive trading by policy owners. As of the date of this prospectus, the trusts had not implemented such a fee. If a redemption fee is implemented by a trust, that fee, like any other trust fee, will be borne by the policy owner.

Policy owners should note that it is not always possible for us and the underlying trusts to identify and prevent disruptive transfer activity. In addition, because we do not monitor for all frequent trading at the separate account level, policy owners may engage in frequent trading which may not be detected, for example, due to low net inflows or outflows on the particular day(s). Therefore, no assurance can be given that we or the trusts will successfully impose restrictions on all potentially disruptive transfers. Because there is no guarantee that disruptive trading will be stopped, some policy owners may be treated differently than others, resulting in the risk that some policy owners may be able to engage in frequent transfer activity while others will bear the effect of that frequent transfer activity. The potential effects of frequent transfer activity are discussed above.


TELEPHONE AND INTERNET REQUESTS

If you are a properly authorized person, you may make transfers between investment options over the Internet as described earlier in this prospectus in "How to make transfers" under "Transferring your money among our investment options."

Also, you may make the following additional types of requests by calling the number under "By toll-free phone" in "How to reach us" from a touch-tone phone, if you are both the sole owner of the policy and an insured person, or through AXA-Equitable.com if you are the individual owner:

o  changes of premium allocation percentages

o  changes of address

o  request forms and statements

o to request a policy loan (loan requests cannot be made online by corporate policyholders)

o  enroll for electronic delivery of policy statements through AXA-Equitable.com

o  to pay your premium or make a loan repayment

For security purposes, all telephone requests are automatically tape-recorded and are invalid if the information given is incomplete or any portion of the request is inaudible. We have established procedures reasonably designed to confirm that telephone instructions are genuine. These include requiring personal identification information from the caller and providing subsequent written confirmation of the instructions.

If you wish to enroll in AXA-Equitable.com or use ACH payments via AXA Equitable VOICE IT, you must first agree to the terms and conditions set forth in our AXA-Equitable.com Online Services Agreement or our AXA Equitable VOICE IT Terms and Conditions, which you can find at our Website or request via the automated telephone system, respectively. We will send you a confirmation letter by first class mail. Additionally, you will be required to use a password and protect it from unauthorized use. We will provide subsequent written confirmation of any transactions. We will assume that all instructions received through AXA-Equitable.com or AXA Equitable VOICE IT from anyone using your password are given by you; however, we reserve the right to refuse to process any transaction and/or block access to AXA-Equitable.com or AXA Equitable VOICE IT if we have reason to believe the instructions given are unauthorized.

If we do not employ reasonable procedures to confirm the genuineness of telephone or Internet instructions, we may be liable for any losses arising out of any act or omission that constitutes negligence, lack of good faith, or willful misconduct. In light of our procedures, we will not be liable for following telephone or Internet instructions that we reasonably believe to be genuine.

We reserve the right to refuse to process any telephone or Internet transactions if we have reason to believe that the request compromises the general security and/or integrity of our automated systems (see discussion of "Disruptive transfer activity" above).

Any telephone, Internet or fax transaction request that is not completed by the close of a business day (which is usually 4:00 p.m. Eastern Time) will be processed as of the next business day. During times of extreme market activity, or for other reasons, you may be unable to contact us to make a telephone or Internet request. If this occurs, you should submit a written transaction request to our Administrative Office. We reserve the right to discontinue telephone or Internet transactions, or modify the procedures and conditions for such transactions, without notifying you, at any time.

SUICIDE AND CERTAIN MISSTATEMENTS

If a surviving insured person commits suicide within certain time periods, the amount of death benefit we pay will be limited as described in the policy. Also, if an application misstated the age or gender of an insured person, we will adjust the amount of any death benefit (and certain rider benefits), as described in the policy (or rider).

WHEN WE PAY POLICY PROCEEDS

GENERAL. We will generally pay any death benefit, surrender, withdrawal, or loan within seven days after we receive the request and any other required items.


                                        More information about other matters  41

CLEARANCE OF CHECKS. We reserve the right to defer payment of that portion of your policy account value that is attributable to a premium payment or loan repayment made by check for a reasonable period of time (not to exceed 15 days) to allow the check to clear the banking system.

DELAY OF GUARANTEED INTEREST OPTION PROCEEDS. We also have the right to defer payment or transfers of amounts out of our guaranteed interest option for up to six months. If we delay more than 30 days in paying you such amounts, we will pay interest of at least 2% per year from the date we receive your request.

DELAY OF VARIABLE INVESTMENT OPTION PROCEEDS. We reserve the right to defer payment of any death benefit, transfer, loan or other distribution that is derived from a variable investment option if (a) the New York Stock Exchange is closed (other than customary weekend and holiday closings) or trading on that exchange is restricted; (b) the SEC has declared that an emergency exists, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to fairly determine the policy account value; or (c) the law permits the delay for the protection of owners. If we need to defer calculation of values for any of the foregoing reasons, all delayed transactions will be processed at the next available unit values.

DELAY TO CHALLENGE COVERAGE. We may challenge the validity of your insurance policy or any rider based on any material misstatements in an application you have made to us. We cannot make such challenges, however, beyond certain time limits set forth in the policy or rider. If an insured person dies within one of these limits, we may delay payment of any proceeds until we decide whether to challenge the policy.


CHANGES WE CAN MAKE

In addition to any of the other changes described in this prospectus, we have the right to modify how we or Separate Account FP operate. For example, we have the right to:

o combine two or more variable investment options or withdraw assets relating to Survivorship Incentive Life(R) Legacy from one investment option and put them into another;

o end the registration of, or re-register, Separate Account FP under the Investment Company Act of 1940;

o operate Separate Account FP under the direction of a "committee" or discharge such a committee at any time;

o restrict or eliminate any voting rights or privileges of policyowners (or other persons) that affect Separate Account FP;

o operate Separate Account FP, or one or more of the variable investment options, in any other form the law allows. This includes any form that allows us to make direct investments, in which case we may charge Separate Account FP an advisory fee. We may make any legal investments we wish for Separate Account FP. In addition, we may disapprove any change in investment advisers or in investment policy unless a law or regulation provides differently.

If we take any action that results in a material change in the underlying investments of a variable investment option, we will notify you to the extent required by law. We may, for example, cause the variable investment option to invest in a mutual fund other than, or in addition to, the Trusts. If you then wish to transfer the amount you have in that option to another investment option, you may do so.

We may make any changes in the policy or its riders, require additional premium payments, or make distributions from the policy to the extent we deem necessary to ensure that your policy qualifies or continues to qualify as life insurance for tax purposes. Any such change will apply uniformly to all policies that are affected. We will give you written notice of such changes. Subject to all applicable legal requirements, we also may make other changes in the policies that do not reduce any net cash surrender value, death benefit, policy account value, or other accrued rights or benefits.

Whether to make any of the above discussed changes is generally within our discretion, although some such changes might require us to obtain regulatory or policy owner approval. Whether regulatory or policy owner approval is required would depend on the nature of the change and, in many cases, the manner in which the change is implemented. You should not assume, therefore, that you necessarily will have an opportunity to approve or disapprove any such changes. We will, of course, comply with all applicable legal requirements, including notice to or approval by policy owners where required in particular cases.

It is not possible to foresee all of the circumstances under which we may find it necessary or appropriate to exercise our right to make changes. Such circumstances could, however, include changes in law, or interpretations thereof; changes in financial or investment market conditions; changes in accepted methods of conducting operations in the relevant market; or a desire to achieve material operating economies or efficiencies.


REPORTS WE WILL SEND YOU

Shortly after the end of each year of your policy, we will send you a report that includes information about your policy's current death benefit, policy account value, cash surrender value (i.e., policy account value minus any current surrender charge), policy loans, policy transactions and amounts of charges deducted. We will send you individual notices to confirm your premium payments, loan repayments, transfers and certain other policy transactions. Please promptly review all statements and confirmations and notify us immediately at 1-800-777-6510 if there are any errors.


DISTRIBUTION OF THE POLICIES

The policies are distributed by both AXA Advisors, LLC ("AXA Advisors") and AXA Distributors, LLC ("AXA Distributors") (together, the "Distributors"). The Distributors serve as principal underwriters of Separate Account FP. The offering of the policies is intended to be continuous.

AXA Advisors is an affiliate of AXA Equitable, and AXA Distributors is an indirect wholly owned subsidiary of AXA Equitable. The Distributors are under the common control of AXA Financial, Inc. Their principal business address is 1290 Avenue of the Americas, New York, NY 10104. The Distributors are registered with the SEC as broker-dealers and are members of the Financial Industry Regulatory Authority, Inc. ("FINRA"). Both broker-dealers also act as distributors for other AXA Equitable life and annuity products.


42  More information about other matters

The policies are sold by financial professionals of AXA Advisors and its affiliates. The policies are also sold by financial professionals of both affiliated and unaffiliated broker-dealers that have entered into selling agreements with the Distributors ("Selling broker-dealers").

AXA Equitable pays sales compensation to both Distributors. In general, the Distributors will pay all or a portion of the sales compensation they receive from AXA Equitable to individual financial representatives or Selling broker-dealers. Selling broker-dealers will, in turn, pay all or a portion of the compensation they receive from the Distributors to individual financial representatives as commissions related to the sale of the policies. AXA Distributors also receives compensation and reimbursement for its marketing services under the terms of its distribution agreement with AXA Equitable.

Premium-based compensation paid by AXA Equitable to AXA Advisors will generally not exceed 99% of the premiums you pay up to one target premium in your policy's first year; plus 8.5% of all other premiums you pay in your policy's first year; plus 11% of all other premiums you pay in policy years two and later.

Premium-based compensation paid by AXA Equitable to AXA Distributors will generally not exceed 135% of the premiums you pay up to one target premium in your policy's first year; plus 5% of all other premiums you pay in your policy's first year; plus 4% of all premiums you pay in policy years two through ten, and 2.8% thereafter.

The sales compensation paid by AXA Advisors varies among financial professionals and among Selling broker-dealers.

The sales compensation paid by AXA Distributors varies among Selling broker-dealers.

The Distributors may pay certain affiliated and/or unaffiliated Selling broker-dealers and other financial intermediaries additional compensation in recognition of certain expenses that may be incurred by them or on their behalf. The Distributors may also pay certain broker-dealers or other financial intermediaries additional compensation for enhanced marketing opportunities and other services (commonly referred to as "marketing allowances"). Services for which such payments are made may include, but are not limited to, the preferred placement of AXA Equitable and/or Survivorship Incentive Life(R) Legacy on a company and/or product list; sales personnel training; product training; business reporting; technological support; due diligence and related costs; advertising, marketing and related services; conferences; and/or other support services, including some that may benefit the policy owner. Payments may be based on the amount of assets or premiums attributable to policies sold through a Selling broker-dealer or such payments may be a fixed amount. The Distributors may also make fixed payments to Selling broker-dealers in connection with the initiation of a new relationship or the introduction of a new product. These payments may serve as an incentive for Selling broker-dealers to promote the sale of AXA Equitable products. Additionally, as an incentive for financial professionals of Selling broker-dealers to promote the sale of particular products, the Distributors may increase the sales compensation paid to the Selling broker-dealer for a period of time (commonly referred to as "compensation enhancements"). Marketing allowances and sales incentives are made out of the Distributors' assets. Not all Selling broker-dealers receive these kinds of payments. For more information about any such arrangements, ask your financial professional.

The Distributors receive 12b-1 fees from certain portfolios for providing certain distribution and/or shareholder support services. The Distributors or their affiliates may also receive payments from the advisers of the portfolios or their affiliates to help defray expenses for sales meetings or seminar sponsorships that may relate to the policies and/or the advisers' respective portfolios.

In an effort to promote the sale of our products, AXA Advisors may provide its financial professionals and managerial personnel with a higher percentage of sales commissions and/or cash compensation for the sale of an affiliated variable product than it would the sale of an unaffiliated product. Such practice is known as providing "differential compensation." In addition, managerial personnel may receive expense reimbursements, marketing allowances and commission-based payments known as "overrides." Certain components of the compensation of financial professionals who are managers are based on the sale of affiliated variable products. Managers earn higher compensation (and credits toward awards and bonuses) if those they manage sell more affiliated variable products. AXA Advisors may provide other forms of compensation to its financial professionals including health and retirement benefits. For tax reasons, AXA Advisors financial professionals qualify for health and retirement benefits based solely on their sales of our affiliated products.

These payments and differential compensation (together, the "payments") can vary in amount based on the applicable product and/or entity or individual involved. As with any incentive, such payments may cause the financial professional to show preference in recommending the purchase or sale of AXA Equitable products. However, under applicable rules of FINRA, financial professionals of AXA Advisors may only recommend to you products that they reasonably believe are suitable for you based on facts that you have disclosed as to your other security holdings, financial situation and needs. In making any recommendation, financial professionals of AXA Advisors may nonetheless face conflicts of interest because of the differences in compensation from one product category to another, and because of differences in compensation between products in the same category.

In addition, AXA Advisors may offer sales incentive programs to financial professionals who meet specified production levels for the sale of both affiliated and unaffiliated products which provide non-cash compensation such as stock options awards and/or stock appreciation rights, expense-paid trips, expense-paid educational seminars and merchandise.

Although AXA Equitable takes all of its costs into account in establishing the level of fees and expenses in its products, any premium-based and asset-based compensation paid by AXA Equitable to the Distributors will not result in any separate charge to you under your policy. All payments made will be in compliance with all applicable FINRA rules and other laws and regulations.


LEGAL PROCEEDINGS

AXA Equitable and its affiliates are parties to various legal proceedings. In our view, none of these proceedings would be considered material with respect to a policyowner's interest in Separate Account


                                        More information about other matters  43

FP, nor would any of these proceedings be likely to have a material adverse effect upon the Separate Account, our ability to meet our obligations under the policies, or the distribution of the policies.


44  More information about other matters

13. Financial statements of Separate Account FP and AXA Equitable

--------------------------------------------------------------------------------
The financial statements of Separate Account FP, as well as the consolidated financial statements of AXA Equitable, are in the Statement of Additional Information ("SAI").

The financial statements of AXA Equitable have relevance for the policies only to the extent that they bear upon the ability of AXA Equitable to meet its obligations under the policies. You may request an SAI by writing to our Administrative Office or by calling 1-800-777-6510 and requesting to speak with a customer service representative.


               Financial statements of Separate Account FP and AXA Equitable  45

14.  Personalized illustrations

--------------------------------------------------------------------------------
ILLUSTRATIONS OF POLICY BENEFITS

HYPOTHETICAL AND PERSONALIZED ILLUSTRATIONS. Illustrations are intended to show how different fees, charges and rates of return can affect the values available under a policy. Illustrations are based upon characteristics of the hypothetical insured persons as well as other assumed factors. This type of illustration is called a hypothetical illustration. Illustrations can also be based upon some of the characteristics of the insured persons under your policy as well as some other policy feature choices you make such as the face amount, death benefit option, premium payment amounts and assumed rates of return (within limits). This type of illustration is called a personalized illustration. NO ILLUSTRATION WILL EVER SHOW YOU THE ACTUAL VALUES AVAILABLE UNDER YOUR POLICY AT ANY GIVEN POINT IN TIME. This is because many factors affect these values including: (i) both insured persons' characteristics; (ii) policy features you choose; (iii) actual premium payments you make; (iv) loans or withdrawals you make; and (v) actual rates of return (including the actual fees and expenses) of the underlying portfolios in which your cash value is invested. Each hypothetical or personalized illustration is accompanied by an explanation of the assumptions on which that illustration is based. Because, as discussed below, these assumptions may differ considerably, you should carefully review all of the disclosure that accompanies each illustration.

DIFFERENT KINDS OF ILLUSTRATIONS. Both the hypothetical illustrations in this prospectus and personalized illustrations can reflect the investment management fees and expenses incurred in 2007 (or expected to be incurred in 2008, if such amount is expected to be higher) of the available underlying portfolios in different ways. An arithmetic illustration uses the straight average of all of the available underlying portfolios' investment management fees and expenses. A weighted illustration computes the average of investment management fees and expenses of all of the available Portfolios (based upon the aggregate assets in the Portfolios at the end of 2007). If you request, a weighted illustration can also illustrate an assumed percentage allocation of policy account values among the available underlying portfolios (currently, this type of illustration is limited to a combination of up to five of the available underlying portfolios). A fund specific illustration uses only the investment management fees and expenses of a specific underlying portfolio. An historical illustration reflects the actual performance of one of the available underlying portfolios during a stated period. When reviewing a weighted or fund specific illustration you should keep in mind that the values shown may be higher than the values shown in other illustrations because the fees and expenses that are assumed may be lower than those assumed in other illustrations. When reviewing an historical illustration you should keep in mind that values based upon past performance are no indication of what the values will be based on future performance.

THE EFFECT OF THE EXPENSE LIMITATION ARRANGEMENTS. The illustrations in this prospectus do not reflect the expense limitation arrangements. Personalized illustrations reflect the expense limitation arrangements that are in effect with respect to certain of the Portfolios. If these fees and expenses were not reduced to reflect the expense limitation arrangements the values in the personalized illustrations would be lower.

You can request an arithmetic illustration as well any of the other illustrations described above. Appendix I to the prospectus contains an arithmetic hypothetical illustration.


46  Personalized illustrations

Appendix I: Hypothetical illustrations

--------------------------------------------------------------------------------
   ILLUSTRATION OF DEATH BENEFITS, ACCOUNT VALUES, NET CASH SURRENDER VALUES
                           AND ACCUMULATED PREMIUMS

The following tables illustrate the changes in death benefit, account value and net cash surrender value of the policy under certain hypothetical circumstances that we assume solely for this purpose. Each table illustrates the operation of a policy for a specified issue age of each insured, premium payment schedule and face amount under death benefit option A or death benefit option B. The first two tables illustrate the policy if it is issued with the extended no lapse guarantee rider with death benefit option A (the only death benefit option available if this rider is elected). The tables assume annual Planned Periodic Premiums that are paid at the beginning of each policy year for insured persons who are a male in the preferred, non-tobacco user underwriting risk class who is age 55 when the policy is issued and a female in the preferred, non-tobacco user underwriting risk class who is age 50 when the policy is issued. The amounts shown are for the end of each policy year and assume that all of the account value is invested in Portfolios that achieve investment returns at constant hypothetical gross annual rates of 0%, 6% and 12% (i.e. before any investment management fees or other expenses are deducted from the underlying Portfolio assets). These hypothetical investment return assumptions are not intended as estimates of future performance of any investment fund. AXA Equitable is not able to predict the future performance of the investment funds. Higher rates of return used in these illustrations generally reflect rates of return for a number of broad stock indices over long-term periods. Of course lower rates of return will lower the values illustrated. For this reason, you should carefully consider the illustrations at 0% and 6%. After the deduction of the arithmetic average of the investment management fees and other expenses of all of the underlying Portfolios that are available as investment options for each table (as described below), the corresponding net annual rates of return would be (1.34)%, 4.58% and 10.50% if the policy is issued with the extended no lapse guarantee rider. For policies issued without the rider, the corresponding net annual rates of return would be (1.19)%, 4.74% and 10.67%. These net annual rates of return do not reflect the mortality and expense risk charge or other charges we deduct from your policy's value each month. If the net annual rates of return did reflect these charges, the rates shown would be lower; however, the values shown in the following tables reflect all policy charges. Investment return reflects investment income and all realized and unrealized capital gains and losses.

Tables are provided for each of the two death benefit options if the policy is issued without the extended no lapse guarantee rider. The tables provided for the policy issued with the extended no lapse guarantee rider only illustrate death benefit option A. The tables headed "Using Current Charges" assume that the current rates for the following charges are deducted by AXA Equitable in each year illustrated: premium charge, administrative charge, cost of insurance charge, mortality and expense risk charge (including AXA Equitable's currently planned reduction in the policy's mortality and expense risk charge after the 15th policy year). Because Survivorship Incentive Life((R)) Legacy was first offered in 2008, this reduction has not yet taken effect under any Survivorship Incentive Life(R) Legacy policies. The tables headed "Using Guaranteed Charges" are the same, except that the maximum permitted rates for all years are used for all charges. The tables do not reflect any charge that we reserve the right to make but are not currently making. The tables assume that (i) no optional rider benefits (other than the extended no lapse guarantee rider, if applicable) have been elected, (ii) no loans or withdrawals are made, (iii) no changes in coverage are requested and (iv) no change in the death benefit option is requested.

With respect to fees and expenses deducted from assets of the underlying Portfolios, the amounts shown in the tables reflect (1) investment management fees equivalent to an effective annual rate of 0.10% for a policy if it is issued with the extended no lapse guarantee rider (0.67% if issued without the rider), and (2) an assumed average asset charge for all other expenses of the underlying Portfolios equivalent to an effective annual rate of 1.24% for a policy if it is issued with the extended no lapse guarantee rider (0.52% if issued without the rider). These rates are the arithmetic average for all Portfolios that are available as investment options for each table. In other words, they are based on the hypothetical assumption that policy account values are allocated equally among the variable investment options that are available. These rates do not reflect expense limitation arrangements in effect with respect to certain of the underlying Portfolios. If those arrangements had been assumed, the policy values would be higher than those shown in the following tables. The actual rates associated with any policy will vary depending upon the actual allocation of policy values among the investment options.

The second column of each table shows the amount you would have at the end of each policy year if an amount equal to the assumed planned periodic premiums were invested to earn interest, after taxes, at 5% annually. This is not a policy value. It is included for comparison purposes only.

Because your circumstances will no doubt differ from those in the illustrations that follow, values under your policy will differ, in most cases substantially. Upon request, we will furnish you with a personalized illustration as described under "Illustrations of policy benefits" in "Personalized illustrations" earlier in this prospectus.


                                      Appendix I: Hypothetical illustrations I-1

SURVIVORSHIP INCENTIVE LIFE(R) LEGACY WITH EXTENDED NO LAPSE GUARANTEE RIDER TO AGE 100 $4,000,000 FACE AMOUNT


MALE, ISSUE AGE 55, PREFERRED NON-TOBACCO USER UNDERWRITING RISK CLASS FEMALE, ISSUE AGE 50, PREFERRED NON-TOBACCO USER UNDERWRITING RISK CLASS


INITIAL DEATH BENEFIT OPTION IS LEVEL
INITIAL ANNUAL PLANNED PERIODIC PREMIUM: $29,710*
USING CURRENT CHARGES



                                       Death Benefit
                         -----------------------------------------
             Premiums           Assuming Hypothetical Gross
 End of    Accumulated         Annual Investment Return of:
 Policy   At 5% Interest -----------------------------------------
  Year       Per Year       0% Gross      6% Gross     12% Gross
-------- --------------- ------------- ------------- -------------
     1      $   31,196    $4,000,000    $4,000,000    $ 4,000,000
     2      $   63,951    $4,000,000    $4,000,000    $ 4,000,000
     3      $   98,344    $4,000,000    $4,000,000    $ 4,000,000
     4      $  134,457    $4,000,000    $4,000,000    $ 4,000,000
     5      $  172,375    $4,000,000    $4,000,000    $ 4,000,000
     6      $  212,189    $4,000,000    $4,000,000    $ 4,000,000
     7      $  253,994    $4,000,000    $4,000,000    $ 4,000,000
     8      $  297,889    $4,000,000    $4,000,000    $ 4,000,000
     9      $  343,979    $4,000,000    $4,000,000    $ 4,000,000
    10      $  392,374    $4,000,000    $4,000,000    $ 4,000,000
    15      $  673,154    $4,000,000    $4,000,000    $ 4,000,000
    20      $1,031,509    $4,000,000    $4,000,000    $ 4,000,000
    25      $1,488,871    $4,000,000    $4,000,000    $ 4,000,000
    30      $2,072,593    $4,000,000    $4,000,000    $ 5,406,725
    35      $2,817,587    $4,000,000    $4,000,000    $ 7,860,222
    40      $3,768,409    $4,000,000    $4,000,000    $11,392,973
    45      $4,981,926    $4,000,000    $4,000,000    $16,331,173
    50      $6,530,715    $4,000,000    $4,000,000    $22,935,295



                     Account Value                     Net Cash Surrender Value
         -------------------------------------- --------------------------------------
              Assuming Hypothetical Gross            Assuming Hypothetical Gross
              Annual Investment Return of:           Annual Investment Return of:
 End of  -------------------------------------- --------------------------------------
 Policy
  Year    0% Gross     6% Gross     12% Gross    0% Gross     6% Gross     12% Gross
-------- ---------- ------------- ------------- ---------- ------------- -------------
     1    $ 20,314   $   21,694    $    23,076   $      0   $        0    $         0
     2    $ 40,113   $   44,105    $    48,264   $ 12,575   $   16,567    $    20,726
     3    $ 59,211   $   67,053    $    75,547   $ 31,673   $   39,515    $    48,009
     4    $ 77,650   $   90,579    $   105,142   $ 50,112   $   63,041    $    77,604
     5    $ 95,561   $  114,823    $   137,383   $ 68,023   $   87,285    $   109,845
     6    $112,932   $  139,780    $   172,485   $ 85,394   $  112,242    $   144,947
     7    $129,787   $  165,486    $   210,720   $105,309   $  141,008    $   186,242
     8    $146,122   $  191,948    $   252,360   $124,704   $  170,529    $   230,942
     9    $161,921   $  219,161    $   297,686   $143,562   $  200,802    $   279,327
    10    $177,224   $  247,178    $   347,066   $161,925   $  231,879    $   331,767
    15    $267,281   $  424,068    $   696,511   $267,281   $  424,068    $   696,511
    20    $355,897   $  654,374    $ 1,287,676   $355,897   $  654,374    $ 1,287,676
    25    $410,906   $  911,508    $ 2,225,601   $410,906   $  911,508    $ 2,225,601
    30    $372,421   $1,146,565    $ 3,698,170   $372,421   $1,146,565    $ 3,698,170
    35    $138,127   $1,279,329    $ 5,950,206   $138,127   $1,279,329    $ 5,950,206
    40    $      0   $1,119,956    $ 9,307,984   $      0   $1,119,956    $ 9,307,984
    45    $      0   $  263,820    $14,313,035   $      0   $  263,820    $14,313,035
    50    $      0   $        0    $22,159,705   $      0   $        0    $22,159,705

----------
 * The illustrations assume that planned periodic premiums are paid at the start of each policy year. The death benefit, account value and net cash surrender value will differ if premiums are paid in different amounts or frequencies.

The hypothetical investment results are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including investment allocations made by the owner. The death benefit, account value and net cash surrender value for a policy would be different from those shown if the actual gross rates of investment return averaged 0%, 6% or 12% over a period of years, but also fluctuated above or below the average for individual policy years. We can make no representation that these hypothetical investment results can be achieved for any one year or continued over any period of time. In fact, for any given period of time, the investment results could be negative.


I-2 Appendix I: Hypothetical illustrations

SURVIVORSHIP INCENTIVE LIFE(R) LEGACY WITH EXTENDED NO LAPSE GUARANTEE RIDER TO AGE 100 $4,000,000 FACE AMOUNT


MALE, ISSUE AGE 55, PREFERRED NON-TOBACCO USER UNDERWRITING RISK CLASS FEMALE, ISSUE AGE 50, PREFERRED NON-TOBACCO USER UNDERWRITING RISK CLASS


INITIAL DEATH BENEFIT OPTION IS LEVEL
INITIAL ANNUAL PLANNED PERIODIC PREMIUM: $29,710*
USING GUARANTEED CHARGES



                                       Death Benefit
                         -----------------------------------------
             Premiums           Assuming Hypothetical Gross
 End of    Accumulated         Annual Investment Return of:
 Policy   At 5% Interest -----------------------------------------
  Year       Per Year       0% Gross      6% Gross     12% Gross
-------- --------------- ------------- ------------- -------------
     1      $   31,196    $4,000,000    $4,000,000    $4,000,000
     2      $   63,951    $4,000,000    $4,000,000    $4,000,000
     3      $   98,344    $4,000,000    $4,000,000    $4,000,000
     4      $  134,457    $4,000,000    $4,000,000    $4,000,000
     5      $  172,375    $4,000,000    $4,000,000    $4,000,000
     6      $  212,189    $4,000,000    $4,000,000    $4,000,000
     7      $  253,994    $4,000,000    $4,000,000    $4,000,000
     8      $  297,889    $4,000,000    $4,000,000    $4,000,000
     9      $  343,979    $4,000,000    $4,000,000    $4,000,000
    10      $  392,374    $4,000,000    $4,000,000    $4,000,000
    15      $  673,154    $4,000,000    $4,000,000    $4,000,000
    20      $1,031,509    $4,000,000    $4,000,000    $4,000,000
    25      $1,488,871    $4,000,000    $4,000,000    $4,000,000
    30      $2,072,593    $4,000,000    $4,000,000    $4,000,000
    35      $2,817,587    $4,000,000    $4,000,000    $4,207,369
    40      $3,768,409    $4,000,000    $4,000,000    $5,495,098
    45      $4,981,926    $4,000,000    $4,000,000    $7,135,457
    50      $6,530,715    $4,000,000    $4,000,000    $9,284,529


                    Account Value                 Net Cash Surrender Value
         ----------------------------------- -----------------------------------
             Assuming Hypothetical Gross         Assuming Hypothetical Gross
            Annual Investment Return of:        Annual Investment Return of:
 End of  ----------------------------------- -----------------------------------
 Policy
  Year    0% Gross   6% Gross    12% Gross    0% Gross   6% Gross    12% Gross
-------- ---------- ---------- ------------- ---------- ---------- -------------
     1    $ 20,314   $ 21,694   $   23,076    $      0   $      0   $        0
     2    $ 40,078   $ 44,068   $   48,226    $ 12,540   $ 16,530   $   20,689
     3    $ 59,141   $ 66,978   $   75,468    $ 31,603   $ 39,440   $   47,930
     4    $ 77,474   $ 90,392   $  104,942    $ 49,936   $ 62,854   $   77,404
     5    $ 95,035   $114,264   $  136,791    $ 67,497   $ 86,726   $  109,253
     6    $111,770   $138,537   $  171,156    $ 84,232   $110,999   $  143,618
     7    $127,598   $163,119   $  208,165    $103,120   $138,641   $  183,687
     8    $142,415   $187,895   $  247,936    $120,996   $166,477   $  226,518
     9    $156,104   $212,729   $  290,584    $137,745   $194,370   $  272,225
    10    $168,547   $237,479   $  336,238    $153,248   $222,180   $  320,939
    15    $226,039   $375,770   $  640,020    $226,039   $375,770   $  640,020
    20    $217,314   $475,786   $1,050,579    $217,314   $475,786   $1,050,579
    25    $ 72,225   $453,527   $1,579,404    $ 72,225   $453,527   $1,579,404
    30    $      0   $108,712   $2,246,877    $      0   $108,712   $2,246,877
    35    $      0   $      0   $3,184,988    $      0   $      0   $3,184,988
    40    $      0   $      0   $4,489,459    $      0   $      0   $4,489,459
    45    $      0   $      0   $6,253,688    $      0   $      0   $6,253,688
    50    $      0   $      0   $8,970,559    $      0   $      0   $8,970,559

----------
* The illustrations assume that planned periodic premiums are paid at the start of each policy year. The death benefit, account value and net cash surrender value will differ if premiums are paid in different amounts or frequencies.

The hypothetical investment results are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including investment allocations made by the owner. The death benefit, account value and net cash surrender value for a policy would be different from those shown if the actual gross rates of investment return averaged 0%, 6% or 12% over a period of years, but also fluctuated above or below the average for individual policy years. We can make no representation that these hypothetical investment results can be achieved for any one year or continued over any period of time. In fact, for any given period of time, the investment results could be negative.


                                      Appendix I: Hypothetical illustrations I-3

SURVIVORSHIP INCENTIVE LIFE(R) LEGACY
$4,000,000 FACE AMOUNT


MALE, ISSUE AGE 55, PREFERRED NON-TOBACCO USER UNDERWRITING RISK CLASS FEMALE, ISSUE AGE 50, PREFERRED NON-TOBACCO USER UNDERWRITING RISK CLASS


INITIAL DEATH BENEFIT OPTION IS LEVEL
INITIAL ANNUAL PLANNED PERIODIC PREMIUM: $29,710*
USING CURRENT CHARGES



                                        Death Benefit
                         -------------------------------------------
             Premiums            Assuming Hypothetical Gross
 End of    Accumulated          Annual Investment Return of:
 Policy   At 5% Interest -------------------------------------------
  Year       Per Year        0% Gross       6% Gross     12% Gross
-------- --------------- --------------- ------------- -------------
     1      $   31,196     $ 4,000,000    $4,000,000    $ 4,000,000
     2      $   63,951     $ 4,000,000    $4,000,000    $ 4,000,000
     3      $   98,344     $ 4,000,000    $4,000,000    $ 4,000,000
     4      $  134,457     $ 4,000,000    $4,000,000    $ 4,000,000
     5      $  172,375     $ 4,000,000    $4,000,000    $ 4,000,000
     6      $  212,189     $ 4,000,000    $4,000,000    $ 4,000,000
     7      $  253,994     $ 4,000,000    $4,000,000    $ 4,000,000
     8      $  297,889     $ 4,000,000    $4,000,000    $ 4,000,000
     9      $  343,979     $ 4,000,000    $4,000,000    $ 4,000,000
    10      $  392,374     $ 4,000,000    $4,000,000    $ 4,000,000
    15      $  673,154     $ 4,000,000    $4,000,000    $ 4,000,000
    20      $1,031,509     $ 4,000,000    $4,000,000    $ 4,000,000
    25      $1,488,871     $ 4,000,000    $4,000,000    $ 4,678,170
    30      $2,072,593     $ 4,000,000    $4,000,000    $ 7,077,128
    35      $2,817,587     $ 4,000,000    $4,000,000    $10,674,499
    40      $3,768,409               **   $4,000,000    $16,078,482
    45      $4,981,926               **   $4,000,000    $23,978,470
    50      $6,530,715               **   $4,000,000    $35,064,932



                       Account Value                       Net Cash Surrender Value
         ----------------------------------------- -----------------------------------------
                Assuming Hypothetical Gross               Assuming Hypothetical Gross
               Annual Investment Return of:              Annual Investment Return of:
 End of  ----------------------------------------- -----------------------------------------
 Policy
  Year      0% Gross      6% Gross     12% Gross      0% Gross      6% Gross     12% Gross
-------- ------------- ------------- ------------- ------------- ------------- -------------
     1     $  22,521    $   23,994    $    25,469    $       0    $        0    $         0
     2     $  44,659    $   48,994    $    53,507    $  17,121    $   21,456    $    25,969
     3     $  66,219    $   74,836    $    84,163    $  38,681    $   47,298    $    56,625
     4     $  87,236    $  101,580    $   117,724    $  59,698    $   74,042    $    90,187
     5     $ 107,836    $  129,384    $   154,609    $  80,298    $  101,846    $   127,071
     6     $ 127,998    $  158,265    $   195,125    $ 100,461    $  130,727    $   167,587
     7     $ 147,742    $  188,280    $   239,649    $ 123,264    $  163,802    $   215,171
     8     $ 167,058    $  219,460    $   288,571    $ 145,639    $  198,041    $   267,152
     9     $ 185,922    $  251,822    $   342,303    $ 167,563    $  233,463    $   323,945
    10     $ 204,370    $  285,447    $   401,363    $ 189,071    $  270,148    $   386,064
    15     $ 311,106    $  498,203    $   824,991    $ 311,106    $  498,203    $   824,991
    20     $ 420,135    $  785,990    $ 1,570,466    $ 420,135    $  785,990    $ 1,570,466
    25     $ 498,428    $1,130,369    $ 2,813,091    $ 498,428    $1,130,369    $ 2,813,091
    30     $ 485,564    $1,498,832    $ 4,840,717    $ 485,564    $1,498,832    $ 4,840,717
    35     $ 278,408    $1,846,856    $ 8,080,620    $ 278,408    $1,846,856    $ 8,080,620
    40             **   $2,083,289    $13,136,015            **   $2,083,289    $13,136,015
    45             **   $2,081,180    $21,015,311            **   $2,081,180    $21,015,311
    50             **   $1,243,907    $33,879,161            **   $1,243,907    $33,879,161

----------
* The illustrations assume that planned periodic premiums are paid at the start of each policy year. The death benefit, account value and net cash surrender value will differ if premiums are paid in different amounts or frequencies.

** Policy lapses unless additional payments are made.

The hypothetical investment results are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including investment allocations made by the owner. The death benefit, account value and net cash surrender value for a policy would be different from those shown if the actual gross rates of investment return averaged 0%, 6% or 12% over a period of years, but also fluctuated above or below the average for individual policy years. We can make no representation that these hypothetical investment results can be achieved for any one year or continued over any period of time. In fact, for any given period of time, the investment results could be negative.


I-4 Appendix I: Hypothetical illustrations

SURVIVORSHIP INCENTIVE LIFE(R) LEGACY
$4,000,000 FACE AMOUNT


MALE, ISSUE AGE 55, PREFERRED NON-TOBACCO USER UNDERWRITING RISK CLASS FEMALE, ISSUE AGE 50, PREFERRED NON-TOBACCO USER UNDERWRITING RISK CLASS


INITIAL DEATH BENEFIT OPTION IS LEVEL
INITIAL ANNUAL PLANNED PERIODIC PREMIUM: $29,710*
USING GUARANTEED CHARGES



                                         Death Benefit
                         ---------------------------------------------
             Premiums             Assuming Hypothetical Gross
 End of    Accumulated           Annual Investment Return of:
 Policy   At 5% Interest ---------------------------------------------
  Year       Per Year        0% Gross        6% Gross      12% Gross
-------- --------------- --------------- --------------- -------------
     1      $   31,196     $ 4,000,000     $ 4,000,000    $ 4,000,000
     2      $   63,951     $ 4,000,000     $ 4,000,000    $ 4,000,000
     3      $   98,344     $ 4,000,000     $ 4,000,000    $ 4,000,000
     4      $  134,457     $ 4,000,000     $ 4,000,000    $ 4,000,000
     5      $  172,375     $ 4,000,000     $ 4,000,000    $ 4,000,000
     6      $  212,189     $ 4,000,000     $ 4,000,000    $ 4,000,000
     7      $  253,994     $ 4,000,000     $ 4,000,000    $ 4,000,000
     8      $  297,889     $ 4,000,000     $ 4,000,000    $ 4,000,000
     9      $  343,979     $ 4,000,000     $ 4,000,000    $ 4,000,000
    10      $  392,374     $ 4,000,000     $ 4,000,000    $ 4,000,000
    15      $  673,154     $ 4,000,000     $ 4,000,000    $ 4,000,000
    20      $1,031,509     $ 4,000,000     $ 4,000,000    $ 4,000,000
    25      $1,488,871     $ 4,000,000     $ 4,000,000    $ 4,000,000
    30      $2,072,593               **    $ 4,000,000    $ 4,738,374
    35      $2,817,587               **              **   $ 6,453,985
    40      $3,768,409               **              **   $ 8,700,919
    45      $4,981,926               **              **   $11,692,489
    50      $6,530,715               **              **   $15,776,278



                       Account Value                       Net Cash Surrender Value
         ----------------------------------------- -----------------------------------------
                Assuming Hypothetical Gross               Assuming Hypothetical Gross
               Annual Investment Return of:              Annual Investment Return of:
 End of  ----------------------------------------- -----------------------------------------
 Policy
  Year      0% Gross      6% Gross     12% Gross      0% Gross      6% Gross     12% Gross
-------- ------------- ------------- ------------- ------------- ------------- -------------
     1     $  21,937     $  23,375    $    24,815    $       0     $       0    $         0
     2     $  43,465     $  47,693    $    52,095    $  15,927     $  20,155    $    24,557
     3     $  64,427     $  72,825    $    81,917    $  36,889     $  45,287    $    54,379
     4     $  84,783     $  98,755    $   114,484    $  57,245     $  71,217    $    86,946
     5     $ 104,485     $ 125,456    $   150,013    $  76,947     $  97,918    $   122,475
     6     $ 123,471     $ 152,887    $   188,728    $  95,933     $ 125,349    $   161,191
     7     $ 141,649     $ 180,975    $   230,849    $ 117,171     $ 156,497    $   206,371
     8     $ 158,909     $ 209,621    $   276,596    $ 137,491     $ 188,203    $   255,178
     9     $ 175,125     $ 238,711    $   326,202    $ 156,766     $ 220,352    $   307,843
    10     $ 190,168     $ 268,121    $   379,925    $ 174,869     $ 252,822    $   364,626
    15     $ 261,797     $ 436,975    $   747,208    $ 261,797     $ 436,975    $   747,208
    20     $ 267,993     $ 582,322    $ 1,284,284    $ 267,993     $ 582,322    $ 1,284,284
    25     $ 136,169     $ 625,426    $ 2,065,465    $ 136,169     $ 625,426    $ 2,065,465
    30             **    $ 377,814    $ 3,241,022            **    $ 377,814    $ 3,241,022
    35             **            **   $ 4,885,682            **            **   $ 4,885,682
    40             **            **   $ 7,108,594            **            **   $ 7,108,594
    45             **            **   $10,247,580            **            **   $10,247,580
    50             **            **   $15,242,780            **            **   $15,242,780

----------
* The illustrations assume that planned periodic premiums are paid at the start of each policy year. The death benefit, account value and net cash surrender value will differ if premiums are paid in different amounts or frequencies.

** Policy lapses unless additional payments are made.

The hypothetical investment results are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including investment allocations made by the owner. The death benefit, account value and net cash surrender value for a policy would be different from those shown if the actual gross rates of investment return averaged 0%, 6% or 12% over a period of years, but also fluctuated above or below the average for individual policy years. We can make no representation that these hypothetical investment results can be achieved for any one year or continued over any period of time. In fact, for any given period of time, the investment results could be negative.


                                      Appendix I: Hypothetical illustrations I-5

SURVIVORSHIP INCENTIVE LIFE(R) LEGACY
$4,000,000 FACE AMOUNT


MALE, ISSUE AGE 55, PREFERRED NON-TOBACCO USER UNDERWRITING RISK CLASS FEMALE, ISSUE AGE 50, PREFERRED NON-TOBACCO USER UNDERWRITING RISK CLASS


INITIAL DEATH BENEFIT OPTION IS INCREASING
INITIAL ANNUAL PLANNED PERIODIC PREMIUM: $29,710*
USING CURRENT CHARGES



                                         Death Benefit
                         ---------------------------------------------
             Premiums             Assuming Hypothetical Gross
 End of    Accumulated           Annual Investment Return of:
 Policy   At 5% Interest ---------------------------------------------
  Year       Per Year        0% Gross        6% Gross      12% Gross
-------- --------------- --------------- --------------- -------------
     1      $   31,196     $ 4,022,521     $ 4,023,994    $ 4,025,468
     2      $   63,951     $ 4,044,656     $ 4,048,990    $ 4,053,504
     3      $   98,344     $ 4,066,209     $ 4,074,824    $ 4,084,150
     4      $  134,457     $ 4,087,213     $ 4,101,553    $ 4,117,693
     5      $  172,375     $ 4,107,795     $ 4,129,334    $ 4,154,549
     6      $  212,189     $ 4,127,935     $ 4,158,184    $ 4,195,022
     7      $  253,994     $ 4,147,649     $ 4,188,157    $ 4,239,487
     8      $  297,889     $ 4,166,928     $ 4,219,281    $ 4,288,326
     9      $  343,979     $ 4,185,745     $ 4,251,570    $ 4,341,945
    10      $  392,374     $ 4,204,138     $ 4,285,103    $ 4,400,854
    15      $  673,154     $ 4,310,373     $ 4,496,906    $ 4,822,668
    20      $1,031,509     $ 4,417,893     $ 4,781,334    $ 5,560,413
    25      $1,488,871     $ 4,490,720     $ 5,111,553    $ 6,765,736
    30      $2,072,593     $ 4,459,258     $ 5,418,544    $ 8,665,036
    35      $2,817,587     $ 4,216,611     $ 5,569,296    $11,590,395
    40      $3,768,409               **    $ 5,285,228    $15,972,641
    45      $4,981,926               **    $ 4,211,080    $22,539,824
    50      $6,530,715               **              **   $32,157,032



                        Account Value                         Net Cash Surrender Value
         ------------------------------------------- -------------------------------------------
                 Assuming Hypothetical Gross                 Assuming Hypothetical Gross
                Annual Investment Return of:                Annual Investment Return of:
 End of  ------------------------------------------- -------------------------------------------
 Policy
  Year      0% Gross       6% Gross      12% Gross      0% Gross       6% Gross      12% Gross
-------- ------------- --------------- ------------- ------------- --------------- -------------
     1     $  22,521     $    23,994    $    25,468    $       0     $         0    $         0
     2     $  44,656     $    48,990    $    53,504    $  17,118     $    21,452    $    25,966
     3     $  66,209     $    74,824    $    84,150    $  38,671     $    47,286    $    56,612
     4     $  87,213     $   101,553    $   117,693    $  59,676     $    74,015    $    90,155
     5     $ 107,795     $   129,334    $   154,549    $  80,258     $   101,796    $   127,011
     6     $ 127,935     $   158,184    $   195,022    $ 100,397     $   130,646    $   167,484
     7     $ 147,649     $   188,157    $   239,487    $ 123,171     $   163,679    $   215,009
     8     $ 166,928     $   219,281    $   288,326    $ 145,509     $   197,863    $   266,908
     9     $ 185,745     $   251,570    $   341,945    $ 167,387     $   233,212    $   323,586
    10     $ 204,138     $   285,103    $   400,854    $ 188,839     $   269,804    $   385,555
    15     $ 310,373     $   496,906    $   822,668    $ 310,373     $   496,906    $   822,668
    20     $ 417,893     $   781,334    $ 1,560,413    $ 417,893     $   781,334    $ 1,560,413
    25     $ 490,720     $ 1,111,553    $ 2,765,736    $ 490,720     $ 1,111,553    $ 2,765,736
    30     $ 459,258     $ 1,418,544    $ 4,665,036    $ 459,258     $ 1,418,544    $ 4,665,036
    35     $ 216,611     $ 1,569,296    $ 7,590,395    $ 216,611     $ 1,569,296    $ 7,590,395
    40             **    $ 1,285,228    $11,972,641            **    $ 1,285,228    $11,972,641
    45             **    $   211,080    $18,539,824            **    $   211,080    $18,539,824
    50             **              **   $28,157,032            **              **   $28,157,032

----------
* The illustrations assume that planned periodic premiums are paid at the start of each policy year. The death benefit, account value and net cash surrender value will differ if premiums are paid in different amounts or frequencies.

** Policy lapses unless additional payments are made.

The hypothetical investment results are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including investment allocations made by the owner. The death benefit, account value and net cash surrender value for a policy would be different from those shown if the actual gross rates of investment return averaged 0%, 6% or 12% over a period of years, but also fluctuated above or below the average for individual policy years. We can make no representation that these hypothetical investment results can be achieved for any one year or continued over any period of time. In fact, for any given period of time, the investment results could be negative.


I-6 Appendix I: Hypothetical illustrations

SURVIVORSHIP INCENTIVE LIFE(R) LEGACY
$4,000,000 FACE AMOUNT


MALE, ISSUE AGE 55, PREFERRED NON-TOBACCO USER UNDERWRITING RISK CLASS FEMALE, ISSUE AGE 50, PREFERRED NON-TOBACCO USER UNDERWRITING RISK CLASS


INITIAL DEATH BENEFIT OPTION IS INCREASING
INITIAL ANNUAL PLANNED PERIODIC PREMIUM: $29,710*
USING GUARANTEED CHARGES



                                          Death Benefit
                         -----------------------------------------------
             Premiums              Assuming Hypothetical Gross
 End of    Accumulated            Annual Investment Return of:
 Policy   At 5% Interest -----------------------------------------------
  Year       Per Year        0% Gross        6% Gross       12% Gross
-------- --------------- --------------- --------------- ---------------
     1      $   31,196     $ 4,021,937     $ 4,023,375     $ 4,024,814
     2      $   63,951     $ 4,043,462     $ 4,047,690     $ 4,052,092
     3      $   98,344     $ 4,064,417     $ 4,072,814     $ 4,081,904
     4      $  134,457     $ 4,084,759     $ 4,098,727     $ 4,114,451
     5      $  172,375     $ 4,104,435     $ 4,125,396     $ 4,149,939
     6      $  212,189     $ 4,123,379     $ 4,152,771     $ 4,188,581
     7      $  253,994     $ 4,141,491     $ 4,180,767     $ 4,230,577
     8      $  297,889     $ 4,158,651     $ 4,209,270     $ 4,276,120
     9      $  343,979     $ 4,174,722     $ 4,238,143     $ 4,325,403
    10      $  392,374     $ 4,189,564     $ 4,267,237     $ 4,378,634
    15      $  673,154     $ 4,258,662     $ 4,431,472     $ 4,737,427
    20      $1,031,509     $ 4,257,523     $ 4,559,469     $ 5,233,373
    25      $1,488,871     $ 4,112,593     $ 4,552,320     $ 5,847,347
    30      $2,072,593               **    $ 4,203,169     $ 6,449,977
    35      $2,817,587               **              **    $ 6,711,684
    40      $3,768,409               **              **    $ 6,041,183
    45      $4,981,926               **              **              **



                        Account Value                         Net Cash Surrender Value
         ------------------------------------------- -------------------------------------------
                 Assuming Hypothetical Gross                 Assuming Hypothetical Gross
                Annual Investment Return of:                Annual Investment Return of:
 End of  ------------------------------------------- -------------------------------------------
 Policy
  Year      0% Gross      6% Gross      12% Gross       0% Gross      6% Gross      12% Gross
-------- ------------- ------------- --------------- ------------- ------------- ---------------
     1     $  21,937     $  23,375     $    24,814     $       0     $       0     $         0
     2     $  43,462     $  47,690     $    52,092     $  15,924     $  20,152     $    24,554
     3     $  64,417     $  72,814     $    81,904     $  36,879     $  45,276     $    54,366
     4     $  84,759     $  98,727     $   114,451     $  57,221     $  71,189     $    86,913
     5     $ 104,435     $ 125,396     $   149,939     $  76,897     $  97,858     $   122,401
     6     $ 123,379     $ 152,771     $   188,581     $  95,841     $ 125,233     $   161,044
     7     $ 141,491     $ 180,767     $   230,577     $ 117,013     $ 156,288     $   206,099
     8     $ 158,651     $ 209,270     $   276,120     $ 137,233     $ 187,852     $   254,702
     9     $ 174,722     $ 238,143     $   325,403     $ 156,363     $ 219,784     $   307,045
    10     $ 189,564     $ 267,237     $   378,634     $ 174,265     $ 251,938     $   363,335
    15     $ 258,662     $ 431,472     $   737,427     $ 258,662     $ 431,472     $   737,427
    20     $ 257,523     $ 559,469     $ 1,233,373     $ 257,523     $ 559,469     $ 1,233,373
    25     $ 112,593     $ 552,320     $ 1,847,347     $ 112,593     $ 552,320     $ 1,847,347
    30             **    $ 203,169     $ 2,449,977             **    $ 203,169     $ 2,449,977
    35             **            **    $ 2,711,684             **            **    $ 2,711,684
    40             **            **    $ 2,041,183             **            **    $ 2,041,183
    45             **            **              **            **            **              **

----------
* The illustrations assume that planned periodic premiums are paid at the start of each policy year. The death benefit, account value and net cash surrender value will differ if premiums are paid in different amounts or frequencies.

** Policy lapses unless additional payments are made.

The hypothetical investment results are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including investment allocations made by the owner. The death benefit, account value and net cash surrender value for a policy would be different from those shown if the actual gross rates of investment return averaged 0%, 6% or 12% over a period of years, but also fluctuated above or below the average for individual policy years. We can make no representation that these hypothetical investment results can be achieved for any one year or continued over any period of time. In fact, for any given period of time, the investment results could be negative.


                                      Appendix I: Hypothetical illustrations I-7

Requesting more information

--------------------------------------------------------------------------------
The Statement of Additional Information ("SAI"), dated October 6, 2008, is incorporated into this Prospectus by reference and is available upon request free of charge by calling our toll free number at 1-800-777-6510 and requesting to speak with a customer service representative. You may also request one by writing to our operations center at P.O. Box 1047, Charlotte, NC 28201-1047.
The SAI includes additional information about the registrant. You can make inquiries about your policy and request personalized illustrations free of charge by calling our toll free number at 1-800-777-6510, or asking your financial professional.

You may visit the SEC's Website at www.sec.gov to view the SAI and other information (including other parts of a registration statement) that relates to the Separate Account and the policies. You can also review and copy information about the Separate Account, including the SAI, at the SEC's Public Reference Room in Washington, D.C. or by electronic request at publicinfo@sec.gov or by writing the SEC's Public Reference Section, at 100 F Street, N.E., Washington, D.C. 20549. You may have to pay a duplicating fee. To find out more about the Public Reference Room, call the SEC at 1-202-551-8090.

SEC File Number: 811-04335

STATEMENT OF ADDITIONAL INFORMATION
TABLE OF CONTENTS


                                                                           Page
Who is AXA Equitable?..................................................... 2
Ways we pay policy proceeds............................................... 2
Distribution of the policies.............................................. 2
Underwriting a policy..................................................... 2
Insurance regulation that applies to AXA Equitable........................ 2
Custodian and independent registered public accounting firm............... 2
Financial statements...................................................... 2







                                                                       811-04335

Survivorship Incentive Life(R) Legacy

Flexible premium "second to die" variable life insurance policy issued by AXA Equitable Life Insurance Company with variable investment options offered under AXA Equitable's Separate Account FP.

STATEMENT OF ADDITIONAL INFORMATION DATED OCTOBER 6, 2008

--------------------------------------------------------------------------------

This Statement of Additional Information ("SAI") is not a prospectus. It should be read in conjunction with the related Survivorship Incentive Life(R) Legacy prospectus, dated October 6, 2008. The prospectus provides detailed information concerning the policies and the variable investment options, as well as the guaranteed interest option, that fund the policies. Each variable investment option is a subaccount of AXA Equitable's Separate Account FP. Separate Account FP's predecessor was established on April 19, 1985 by our then wholly owned subsidiary, Equitable Variable Life Insurance Company. We established our Separate Account FP under New York Law on September 21, 1995. When Equitable Variable Life Insurance Company merged into AXA Equitable, as of January 1, 1997, our Separate Account FP succeeded to all the assets, liabilities and operations of its predecessor. The guaranteed interest option is part of AXA Equitable's general account. Definitions of special terms used in the SAI are found in the prospectus.

On September 7, 2004, our name was changed from "The Equitable Life Assurance Society of the United States" to "AXA Equitable Life Insurance Company."

A copy of each prospectus is available free of charge by writing the Administrative office (P.O. Box 1047, Charlotte, North Carolina 28201-1047), by calling toll free, 1-800-777-6510 and requesting through our AXA Equitable VOICE IT interactive telephone, or by contacting your financial professional.

TABLE OF CONTENTS
Who is AXA Equitable?.......................................................2
Ways we pay policy proceeds.................................................2
Distribution of the policies................................................2
Underwriting a policy.......................................................2
Insurance regulation that applies to AXA Equitable..........................2
Custodian and independent registered public accounting firm.................2
Financial statements........................................................2








 Copyright 2008 AXA Equitable Life Insurance Company, New York, New York 10104.
  All rights reserved. Survivorship Incentive Life(R) is a registered service mark of AXA Equitable Life Insurance Company.


                                                                          x02117

WHO IS AXA EQUITABLE?

AXA Equitable is a wholly owned subsidiary of AXA Equitable Financial Services, LLC, a holding company, which is itself a wholly owned subsidiary of AXA Financial, Inc. ("AXA Financial"). Interests in AXA Financial are held by the immediate holding company, AXA America Holdings, Inc., and the following affiliated companies: AXA Corporate Solutions Reinsurance Company ("AXA Corporate Solutions") and AXA Belgium SA. AXA holds its interest in AXA America Holdings, Inc. and AXA Corporate Solutions, directly and indirectly through its wholly owned subsidiary holding company, Ouidinot Participations. AXA holds its interest in AXA Belgium SA, through its wholly owned subsidiary holding company, AXA Holdings Belgium SA.

WAYS WE PAY POLICY PROCEEDS

The payee for death benefit or other policy proceeds (e.g., upon surrenders) may name a successor to receive any amounts that we still owe following the payee's death. Otherwise, we will pay any such amounts to the payee's estate.

We must approve any payment arrangements that involve a payee who is not a natural person (for example, a corporation), or a payee who is a fiduciary. Also, the details of all payment arrangements will be subject to our rules at the time the arrangements are selected and take effect.

DISTRIBUTION OF THE POLICIES

AXA Advisors distributes these policies pursuant to a selling agreement, dated as of May 1, 1994, as amended, between AXA Advisors and AXA Equitable. For each of the years 2007, 2006, and 2005, AXA Advisors was paid an administrative services fee of $325,380. AXA Equitable paid AXA Advisors as the distributor of certain policies, including these policies, and as the principal underwriter of several AXA Equitable separate accounts, including Separate Account FP, $731,920,627 in 2007, $672,531,658 in 2006 and $588,734,659 in 2005. Of these,
AXA Advisors retained $386,036,299, $339,484,801 and $293,075,553, respectively.

Under a distribution agreement between AXA Distributors and AXA Equitable and certain of AXA Equitable's separate accounts, including Separate Account FP, AXA Equitable paid AXA Distributors (or EDI, as applicable) as the distributor of certain contracts, including these policies, and as the principal underwriter of several AXA Equitable's separate accounts, including Separate Account FP, $1,007,208,067 in 2007, $694,578,570 in 2006 and $561,166,840 in
2005. Of these, AXA Distributors (or EDI, as applicable) retained $95,562,846, $88,941,713 and $120,349,631, respectively.

UNDERWRITING A POLICY

The underwriting of a policy determines: (1) whether the policy application will be approved or disapproved; and (2) into what premium class each insured should be placed. Risk factors that are considered for these determinations are: (i) each insured's age; (ii) whether one or both of the insureds use tobacco or not; and (iii) the admitted medical history of each insured. Many other factors make up the overall evaluation of each individual's assessment for insurance, but all of these items are determined through the questions asked during the application process.

We base guaranteed cost of insurance rates under the policy on the 2001 Commissioner's Standard Ordinary Mortality Tables.

INSURANCE REGULATION THAT APPLIES TO AXA EQUITABLE

We are regulated and supervised by the New York State Insurance Department. In addition, we are subject to the insurance laws and regulations in every state where we sell policies. We submit annual reports on our operations and finances to insurance officials in all of these states. The officials are responsible for reviewing our reports to see that we are financially sound. Such regulation, however, does not guarantee or provide absolute assurance of our soundness.

CUSTODIAN AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

AXA Equitable is the custodian for shares of the Trusts owned by Separate Account FP. AXA Equitable's principal offices are located at 1290 Avenue of the Americas, New York, NY 10104.

The financial statements of the Separate Account at December 31, 2007 and for each of the two years in the period ended December 31, 2007, and the consolidated financial statements of AXA Equitable at December 31, 2007 and 2006 and for each of the three years in the period ended December 31, 2007 are included in this SAI in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

The consolidated financial statements of AXA Equitable for the year ended December 31, 2005 are also included in this SAI in reliance on the reports of KPMG LLP, an independent registered public accounting firm, on the (i) Consolidated Statements of Income, Changes in Partners' Capital and Comprehensive Income, and Cash Flows of AllianceBernstein L.P. and (ii) the Statements of Income, Changes in Partners' Capital and Comprehensive Income, and Cash Flows of AllianceBernstein Holding L.P. (together "AllianceBernstein", formerly "Alliance") for the year ended December 31, 2005. The reports are given on the authority of said firm as experts in auditing and accounting.

KPMG LLP was AllianceBernstein's independent registered public accounting firm for the year ended December 31, 2005. On March 8, 2006, KPMG LLP was terminated, and PricewaterhouseCoopers LLP was appointed as AllianceBernstein's independent registered public accounting firm, as disclosed on AXA Equitable's Report on Form 8-K filed on March 13, 2006. AllianceBernstein Corporation, an indirect wholly owned subsidiary of AXA Equitable, is the general partner of both AllianceBernstein L.P. and AllianceBernstein Holding L.P.

PricewaterhouseCoopers LLP provides independent audit services and certain other non-audit services to AXA Equitable as permitted by the applicable SEC independence rules, and as disclosed in AXA Equitable's Form 10-K. PricewaterhouseCoopers LLP's address is 300 Madison Avenue, New York, New York 10017.

FINANCIAL STATEMENTS

The consolidated financial statements of AXA Equitable included herein should be considered only as bearing upon the ability of AXA Equitable to meet its obligations under the policies.


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